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                           AARP HEALTH INSURANCE AGREEMENT

                                     BY AND AMONG

                       AMERICAN ASSOCIATION OF RETIRED PERSONS,

                         TRUSTEES OF THE AARP INSURANCE PLAN

                                         AND

                         UNITED HEALTHCARE INSURANCE COMPANY

                            DATED AS OF FEBRUARY 26, 1997




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                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                      ARTICLE 1
                               DESCRIPTION OF AGREEMENT. . . . . . . . . .    2
    1.1     CONTRACT DOCUMENTS . . . . . . . . . . . . . . . . . . . . . .    2
    1.2     ENTIRE AGREEMENT; AMENDMENT. . . . . . . . . . . . . . . . . .    2
    1.3     CORRELATION AND INTENT . . . . . . . . . . . . . . . . . . . .    2
    1.4     SCOPE OF SERVICES. . . . . . . . . . . . . . . . . . . . . . .    2

                                      ARTICLE 2
                                     DEFINITIONS . . . . . . . . . . . . .    3
    2.1     AARP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
    2.2     AARP MARKS . . . . . . . . . . . . . . . . . . . . . . . . . .    3
    2.3     AARP TRUST . . . . . . . . . . . . . . . . . . . . . . . . . .    3
    2.4     AARP'S REPRESENTATIVE. . . . . . . . . . . . . . . . . . . . .    3
    2.5     ACTIVE LIFE RESERVES . . . . . . . . . . . . . . . . . . . . .    3
    2.6     ADMINISTRATIVE SERVICE FEE . . . . . . . . . . . . . . . . . .    3
    2.7     AMORTIZATION INTEREST RATE . . . . . . . . . . . . . . . . . .    3
    2.8     APPLICABLE LAWS. . . . . . . . . . . . . . . . . . . . . . . .    3
    2.9     ASSOCIATED AGREEMENTS. . . . . . . . . . . . . . . . . . . . .    3
    2.10    BASIC PERCENTAGE . . . . . . . . . . . . . . . . . . . . . . .    4
    2.11    BUSINESS DAY . . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.12    CHANGE OF LAW. . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.13    CLAIMS DATABASES . . . . . . . . . . . . . . . . . . . . . . .    4
    2.14    CODE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.15    COMMENCEMENT DATE. . . . . . . . . . . . . . . . . . . . . . .    4
    2.16    COMPENSATION PERCENTAGE. . . . . . . . . . . . . . . . . . . .    4
    2.17    CONTRACT DOCUMENTS . . . . . . . . . . . . . . . . . . . . . .    4
    2.18    CPI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
    2.19    CPR MODEL. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.20    CPR RULES. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.21    DAC TAX. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.22    DATABASES. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.23    DEFICIT CARRYFORWARD . . . . . . . . . . . . . . . . . . . . .    5
    2.24    DEFICIT CARRYFORWARD ACCOUNT . . . . . . . . . . . . . . . . .    5
    2.25    DEVELOPED MARKS. . . . . . . . . . . . . . . . . . . . . . . .    5
    2.26    DEVELOPED SYSTEMS. . . . . . . . . . . . . . . . . . . . . . .    5
    2.27    DISCLOSER. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.28    EVENT OF FORCE MAJEURE . . . . . . . . . . . . . . . . . . . .    5
    2.29    EXISTING PROGRAM . . . . . . . . . . . . . . . . . . . . . . .    5



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    2.30    EXPENSE INCURRED TYPE PLAN . . . . . . . . . . . . . . . . . .    5
    2.31    FIXED OVERHEAD COSTS . . . . . . . . . . . . . . . . . . . . .    5
    2.32    FUTURE PRODUCTS. . . . . . . . . . . . . . . . . . . . . . . .    5
    2.33    GHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.34    GHIP VENDORS . . . . . . . . . . . . . . . . . . . . . . . . .    5
    2.35    GROSS UP . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    2.36    GROWTH FACTOR. . . . . . . . . . . . . . . . . . . . . . . . .    6
    2.37    GROWTH INCENTIVE PERCENTAGE. . . . . . . . . . . . . . . . . .    6
    2.38    INCENTIVE PERCENTAGE . . . . . . . . . . . . . . . . . . . . .    6
    2.39    INCURRED CLAIMS. . . . . . . . . . . . . . . . . . . . . . . .    6
    2.40    INCURRED PREMIUM REFUNDS . . . . . . . . . . . . . . . . . . .    6
    2.41    INCURRED TAX ITEMS . . . . . . . . . . . . . . . . . . . . . .    6
    2.42    INDEMNITY TYPE PLAN. . . . . . . . . . . . . . . . . . . . . .    6
    2.43    INVESTMENT INCOME CREDIT . . . . . . . . . . . . . . . . . . .    6
    2.44    INVESTMENT INCOME CREDIT RATE. . . . . . . . . . . . . . . . .    6
    2.45    LOSS ADJUSTMENT EXPENSE RESERVE. . . . . . . . . . . . . . . .    7
    2.46    LOSS RATIO . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    2.47    MANAGING REPRESENTATIVE. . . . . . . . . . . . . . . . . . . .    7
    2.48    MEMBER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . .    7
    2.49    MEMBER SERVICES AGREEMENT. . . . . . . . . . . . . . . . . . .    7
    2.50    MEMBER SERVICES VENDOR . . . . . . . . . . . . . . . . . . . .    7
    2.51    OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . .    7
    2.52    OPERATING PLAN . . . . . . . . . . . . . . . . . . . . . . . .    7
    2.53    OPERATIONAL ISSUE. . . . . . . . . . . . . . . . . . . . . . .    7
    2.54    PASS-THROUGH EXPENSES. . . . . . . . . . . . . . . . . . . . .    7
    2.55    PERFORMANCE EXPERIENCE . . . . . . . . . . . . . . . . . . . .    9
    2.56    POLICY YEAR. . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.57    PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.58    PROGRAM AGREEMENT. . . . . . . . . . . . . . . . . . . . . . .    9
    2.59    PROGRAM ISSUE. . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.60    PROJECTED MEMBERSHIP . . . . . . . . . . . . . . . . . . . . .    9
    2.61    PROPRIETARY INFORMATION. . . . . . . . . . . . . . . . . . . .    9
    2.62    PROPRIETARY SYSTEMS. . . . . . . . . . . . . . . . . . . . . .    9
    2.63    PRUDENTIAL . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.64    PRUDENTIAL AGREEMENT . . . . . . . . . . . . . . . . . . . . .    9
    2.65    PRUDENTIAL'S AARP OPERATIONS . . . . . . . . . . . . . . . . .    9
    2.66    RECIPIENT. . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.67    REINSURANCE AGREEMENT. . . . . . . . . . . . . . . . . . . . .    9
    2.68    RECORDS. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.69    RELATED PLAN . . . . . . . . . . . . . . . . . . . . . . . . .    9
    2.70    REPRESENTATIVES. . . . . . . . . . . . . . . . . . . . . . . .    9
    2.71    RESOLUTION PROCEDURE . . . . . . . . . . . . . . . . . . . . .   10


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    2.72    RETENTION. . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.73    RSF. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.74    RSF BALANCE. . . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.75    RSF BALANCE PERCENTAGE . . . . . . . . . . . . . . . . . . . .   10
    2.76    SALES AND MARKETING AGREEMENT. . . . . . . . . . . . . . . . .   10
    2.77    SALES AND MARKETING VENDOR . . . . . . . . . . . . . . . . . .   10
    2.78    SERVICE ENHANCEMENT. . . . . . . . . . . . . . . . . . . . . .   10
    2.79    SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.80    SHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.81    SHIP DATABASES . . . . . . . . . . . . . . . . . . . . . . . .   10
    2.82    SHIP EMPLOYEES . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.83    SHIP GROSS PREMIUMS. . . . . . . . . . . . . . . . . . . . . .   11
    2.84    SHIP INSURED . . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.85    SHIP NET PREMIUMS. . . . . . . . . . . . . . . . . . . . . . .   11
    2.86    SHIP PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.87    SHIP PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.88    SHIP PRODUCTS. . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.89    START-UP COSTS . . . . . . . . . . . . . . . . . . . . . . . .   11
    2.90    TARGET AARP ALLOWANCE. . . . . . . . . . . . . . . . . . . . .   12
    2.91    TARGET INCURRED CLAIMS . . . . . . . . . . . . . . . . . . . .   12
    2.92    TARGET LOSS RATIO. . . . . . . . . . . . . . . . . . . . . . .   12
    2.93    TARGET MEMBER CONTRIBUTIONS. . . . . . . . . . . . . . . . . .   12
    2.94    TARGET PREMIUM REFUNDS . . . . . . . . . . . . . . . . . . . .   12
    2.95    TARGET RETENTION . . . . . . . . . . . . . . . . . . . . . . .   12
    2.96    TARGET RSF FUNDING . . . . . . . . . . . . . . . . . . . . . .   12
    2.97    TAX BASE . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    2.98    TAX BENEFIT. . . . . . . . . . . . . . . . . . . . . . . . . .   12
    2.99    TAX REIMBURSEMENT. . . . . . . . . . . . . . . . . . . . . . .   12
    2.100   TAX RETURN . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    2.101   TAX TIMING EXPENSES. . . . . . . . . . . . . . . . . . . . . .   12
    2.102   TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    2.103   TERMINATION COSTS. . . . . . . . . . . . . . . . . . . . . . .   13
    2.104   TRANSFER AGREEMENT . . . . . . . . . . . . . . . . . . . . . .   14
    2.105   TRANSFERRED ASSETS . . . . . . . . . . . . . . . . . . . . . .   14
    2.106   TRANSFERRED ASSETS GROSS UP. . . . . . . . . . . . . . . . . .   14
    2.107   TRANSFERRED EQUIPMENT. . . . . . . . . . . . . . . . . . . . .   14
    2.108   TRANSFERRED EMPLOYEES. . . . . . . . . . . . . . . . . . . . .   14
    2.109   TRUE-UP INTEREST RATE. . . . . . . . . . . . . . . . . . . . .   14
    2.110   UNITED . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    2.111   UNITED'S AARP OPERATIONS . . . . . . . . . . . . . . . . . . .   14
    2.112   UNITED'S MARKS . . . . . . . . . . . . . . . . . . . . . . . .   14
    2.113   UNITED'S REPRESENTATIVE. . . . . . . . . . . . . . . . . . . .   14


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    2.114   UNITED'S TAX RATE. . . . . . . . . . . . . . . . . . . . . . .   14
    2.115   VENDOR OPERATING EXPENSES. . . . . . . . . . . . . . . . . . .   15
    2.116   VENDOR PASS-THROUGH EXPENSES . . . . . . . . . . . . . . . . .   15

                                      ARTICLE 3
                              RESPONSIBILITIES OF UNITED . . . . . . . . .   15
    3.1     SERVICES PRIOR TO THE COMMENCEMENT DATE. . . . . . . . . . . .   15
            3.1.1   DESIGNATION OF UNITED'S REPRESENTATIVE . . . . . . . .   15
            3.1.2   PROCEDURES . . . . . . . . . . . . . . . . . . . . . .   16
            3.1.3   DEDICATED STAFF. . . . . . . . . . . . . . . . . . . .   16
            3.1.4   ACCEPTANCE AND ENHANCEMENT OF SYSTEMS AND DATABASES,
                    ETC. . . . . . . . . . . . . . . . . . . . . . . . . .   18
            3.1.5   ACCEPTANCE TESTING . . . . . . . . . . . . . . . . . .   18
            3.1.6   EQUIPMENT AND SUPPLIES . . . . . . . . . . . . . . . .   18
            3.1.7   PRUDENTIAL AGREEMENTS. . . . . . . . . . . . . . . . .   18
            3.1.8   TRANSFER OF EXISTING BUSINESS. . . . . . . . . . . . .   19
    3.2     SERVICES AFTER THE COMMENCEMENT DATE.. . . . . . . . . . . . .   20
            3.2.1   COMPLETION AND CONTINUATION OF INITIAL SERVICES. . . .   20
            3.2.2   UNDERWRITING OF SHIP . . . . . . . . . . . . . . . . .   20
            3.2.3   PRODUCT DEVELOPMENT. . . . . . . . . . . . . . . . . .   21
            3.2.4   FUTURE PRODUCTS. . . . . . . . . . . . . . . . . . . .   22
            3.2.5   SERVICE STANDARDS. . . . . . . . . . . . . . . . . . .   22
            3.2.6   OPERATING PLAN . . . . . . . . . . . . . . . . . . . .   23
            3.2.7   FINANCIAL BOOKS AND RECORDS. . . . . . . . . . . . . .   23
            3.2.8   REPORTS. . . . . . . . . . . . . . . . . . . . . . . .   24
            3.2.9   AUDITS AND INSPECTION. . . . . . . . . . . . . . . . .   24
    3.3     MEMBER CONTRIBUTION RATE ADJUSTMENTS . . . . . . . . . . . . .   25
            3.3.1   PROJECTED MEMBERSHIP; TARGET AARP ALLOWANCE. . . . . .   25
            3.3.2   TARGET OPERATING EXPENSES. . . . . . . . . . . . . . .   25
            3.3.3   TARGET INCURRED CLAIMS . . . . . . . . . . . . . . . .   26
            3.3.4   TARGET PREMIUM REFUNDS . . . . . . . . . . . . . . . .   26
            3.3.5   TARGET RSF FUNDING . . . . . . . . . . . . . . . . . .   27
            3.3.6   TARGET RETENTION . . . . . . . . . . . . . . . . . . .   27
            3.3.7   DETERMINATION OF MEMBER CONTRIBUTION RATES . . . . . .   27
            3.3.8   RATE APPROVAL AND IMPLEMENTATION . . . . . . . . . . .   28
            3.3.9   SPECIFICATION OF TARGET LOSS RATIO . . . . . . . . . .   28
            3.3.10  STATE MANDATED RATE ADJUSTMENTS. . . . . . . . . . . .   29
    3.4     COMPLIANCE WITH LAW. . . . . . . . . . . . . . . . . . . . . .   29
            3.4.1   GENERAL. . . . . . . . . . . . . . . . . . . . . . . .   29
            3.4.2   NOTICE . . . . . . . . . . . . . . . . . . . . . . . .   29
    3.5     SALE OF ASSETS; SUBCONTRACTS, ETC. . . . . . . . . . . . . . .   29
            3.5.1   ASSET SALES. . . . . . . . . . . . . . . . . . . . . .   29


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            3.5.2   SUBCONTRACTS . . . . . . . . . . . . . . . . . . . . .   29
    3.6     TAXES    . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
            3.6.1   GENERAL. . . . . . . . . . . . . . . . . . . . . . . .   30
            3.6.2   TAX REIMBURSEMENT. . . . . . . . . . . . . . . . . . .   30
            3.6.3   TAX BENEFIT FROM DEPRECIATION AND AMORTIZATION . . . .   31
            3.6.4   TAX EFFECT OF DISPOSAL OF TRANSFERRED ASSETS . . . . .   31
    3.7     EXCLUSIVITY. . . . . . . . . . . . . . . . . . . . . . . . . .   31
    3.8     CONFLICTING APPROVALS. . . . . . . . . . . . . . . . . . . . .   31
    3.9     AARP EVALUATIONS . . . . . . . . . . . . . . . . . . . . . . .   32
    3.10    CESSATION OF BUSINESS. . . . . . . . . . . . . . . . . . . . .   32
    3.10.1   GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
    3.10.2   PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . .   32
    3.11    RELATED PLANS. . . . . . . . . . . . . . . . . . . . . . . . .   32

                                      ARTICLE 4
                       RESPONSIBILITIES OF AARP AND AARP TRUST . . . . . .   33
    4.1     AARP'S REPRESENTATIVE. . . . . . . . . . . . . . . . . . . . .   33
    4.2     GRANT OF RIGHT TO USE AARP MARKS . . . . . . . . . . . . . . .   33
            4.2.1   GRANT. . . . . . . . . . . . . . . . . . . . . . . . .   33
            4.2.2   NOTATIONS. . . . . . . . . . . . . . . . . . . . . . .   33
            4.2.3   APPROVAL RIGHTS. . . . . . . . . . . . . . . . . . . .   33
            4.2.4   OWNERSHIP OF MARKS . . . . . . . . . . . . . . . . . .   34
            4.2.5   PROTECTION OF AARP MARKS . . . . . . . . . . . . . . .   34
            4.2.6   INFRINGEMENTS. . . . . . . . . . . . . . . . . . . . .   34
    4.3     EQUIPMENT TRANSFER . . . . . . . . . . . . . . . . . . . . . .   34
    4.4     DATABASE AND SYSTEMS TRANSFER. . . . . . . . . . . . . . . . .   34
    4.5     EMPLOYEE HIRE. . . . . . . . . . . . . . . . . . . . . . . . .   34
    4.6     OTHER ASSETS AND INFORMATION . . . . . . . . . . . . . . . . .   35
    4.7     PRUDENTIAL AGREEMENTS. . . . . . . . . . . . . . . . . . . . .   35
    4.8     COOPERATION OF THIRD PARTIES . . . . . . . . . . . . . . . . .   35
    4.9     OVERSIGHT. . . . . . . . . . . . . . . . . . . . . . . . . . .   35
    4.10    AARP EVALUATIONS . . . . . . . . . . . . . . . . . . . . . . .   35
    4.11    OTHER PROGRAMS . . . . . . . . . . . . . . . . . . . . . . . .   35
    4.12    INSPECTION . . . . . . . . . . . . . . . . . . . . . . . . . .   35

                                        ARTICLE 5
                                REPRESENTATIONS AND WARRANTIES . . . . . .   36
    5.1     REPRESENTATIONS AND WARRANTIES OF UNITED . . . . . . . . . . .   36
            5.1.1   ORGANIZATION AND OUTSTANDING . . . . . . . . . . . . .   36
            5.1.2   AUTHORIZATION. . . . . . . . . . . . . . . . . . . . .   36
            5.1.3   CONSENTS AND APPROVALS . . . . . . . . . . . . . . . .   36
            5.1.4   ACTIONS PENDING. . . . . . . . . . . . . . . . . . . .   36

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            5.1.5   NO CONFLICT OR VIOLATION . . . . . . . . . . . . . . .   36
            5.1.6   LICENSES AND PERMITS . . . . . . . . . . . . . . . . .   37
            5.1.7   COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . .   37
            5.1.8   DISCLOSURE . . . . . . . . . . . . . . . . . . . . . .   38
            5.1.9   FINANCIAL CONDITION. . . . . . . . . . . . . . . . . .   38
    5.2     REPRESENTATIONS AND WARRANTIES OF AARP AND AARP TRUST. . . . .   38
            5.2.1   ORGANIZATION AND STANDING. . . . . . . . . . . . . . .   38
            5.2.2   AUTHORIZATION. . . . . . . . . . . . . . . . . . . . .   38
            5.2.3   CONSENTS AND APPROVALS . . . . . . . . . . . . . . . .   39
            5.2.4   ACTIONS PENDING. . . . . . . . . . . . . . . . . . . .   39
            5.2.5   NO CONFLICT OR VIOLATION . . . . . . . . . . . . . . .   39
            5.2.6   COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . .   40
            5.2.7   FINANCIAL CONDITION. . . . . . . . . . . . . . . . . .   40
    5.3     SURVIVAL OF REPRESENTATIONS AND WARRANTIES . . . . . . . . . .   40

                                      ARTICLE 6
                             ALLOWANCES AND COMPENSATION . . . . . . . . .   40
    6.1     AARP ALLOWANCE . . . . . . . . . . . . . . . . . . . . . . . .   40
    6.2     UNITED ADMINISTRATION CHARGES. . . . . . . . . . . . . . . . .   40
            6.2.1   ADMINISTRATIVE SERVICE FEE . . . . . . . . . . . . . .   40
            6.2.2   CHANGES IN ADMINISTRATIVE SERVICE FEE. . . . . . . . .   41
            6.2.3   PASS-THROUGH EXPENSES. . . . . . . . . . . . . . . . .   42
            6.2.4   START-UP COSTS . . . . . . . . . . . . . . . . . . . .   42
            6.2.5   PERFORMANCE CHARGES. . . . . . . . . . . . . . . . . .   42
    6.3     UNITED RISK AND PROFIT CHARGES . . . . . . . . . . . . . . . .   43
            6.3.1   BASIC PERCENTAGE . . . . . . . . . . . . . . . . . . .   43
            6.3.2   INCENTIVE PERCENTAGE . . . . . . . . . . . . . . . . .   44
            6.3.3   TAX CHANGES. . . . . . . . . . . . . . . . . . . . . .   45
    6.4     INVESTMENT INCOME CREDITS. . . . . . . . . . . . . . . . . . .   45
            6.4.1   SHIP PORTFOLIO . . . . . . . . . . . . . . . . . . . .   45
            6.4.2   CASH TRANSFERS . . . . . . . . . . . . . . . . . . . .   45
            6.4.3   INVESTMENT INCOME CREDIT CALCULATION . . . . . . . . .   46
            6.4.4   INVESTMENT INCOME CREDIT RATE. . . . . . . . . . . . .   46
            6.4.5   INVESTMENT STRATEGY. . . . . . . . . . . . . . . . . .   47
            6.4.6   INVESTMENT MANAGER . . . . . . . . . . . . . . . . . .   47
            6.4.7   INVESTMENT PERFORMANCE; OWNERSHIP. . . . . . . . . . .   47
    6.5     TAX-TIMING EXPENSE . . . . . . . . . . . . . . . . . . . . . .   47
    6.6     TAX REIMBURSEMENT. . . . . . . . . . . . . . . . . . . . . . .   47
            6.6.1   IN ORDINARY COURSE . . . . . . . . . . . . . . . . . .   47
            6.6.2   AUDIT ADJUSTMENTS. . . . . . . . . . . . . . . . . . .   48
            6.6.3   GROSS UP . . . . . . . . . . . . . . . . . . . . . . .   48
            6.6.4   VALUATION OF TRANSFERRED ASSETS. . . . . . . . . . . .   48

            6.6.5   UPON TERMINATION . . . . . . . . . . . . . . . . . . .   48
    6.7     PAYMENT OF ALLOWANCES AND COMPENSATION . . . . . . . . . . . .   49
    6.8     REGULATORY IMPACT. . . . . . . . . . . . . . . . . . . . . . .   49
    6.9     OWNERSHIP OF FUNDS . . . . . . . . . . . . . . . . . . . . . .   49

                                      ARTICLE 7
                PROPERTY RIGHTS IN AND CONFIDENTIALITY OF INFORMATION. . .   49
    7.1     MEMBER INFORMATION . . . . . . . . . . . . . . . . . . . . . .   49
            7.1.1   CLAIMS DATABASES . . . . . . . . . . . . . . . . . . .   49
            7.1.2   OTHER INFORMATION. . . . . . . . . . . . . . . . . . .   49
    7.2     MEMBER COMMUNICATIONS. . . . . . . . . . . . . . . . . . . . .   50
            7.2.1   AARP OWNERSHIP.. . . . . . . . . . . . . . . . . . . .   50
            7.2.2   AARP APPROVAL. . . . . . . . . . . . . . . . . . . . .   50
    7.3     RETURN UPON TERMINATION. . . . . . . . . . . . . . . . . . . .   50
    7.4     UNITED MARKS AND MARKS DEVELOPED FOR THE SHIP. . . . . . . . .   51
            7.4.1   UNITED MARKS . . . . . . . . . . . . . . . . . . . . .   51
            7.4.2   DEVELOPED MARKS. . . . . . . . . . . . . . . . . . . .   51
    7.5     SECURITY ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . .   52
    7.6     PROPRIETARY INFORMATION. . . . . . . . . . . . . . . . . . . .   52
            7.6.1   PROPRIETARY INFORMATION. . . . . . . . . . . . . . . .   52
            7.6.2   COVENANTS. . . . . . . . . . . . . . . . . . . . . . .   53
    7.7     PROPRIETARY AND DEVELOPED SYSTEMS. . . . . . . . . . . . . . .   54
    7.7.1   PROPRIETARY SYSTEMS. . . . . . . . . . . . . . . . . . . . . .   54
    7.7.2   DEVELOPED SYSTEMS. . . . . . . . . . . . . . . . . . . . . . .   54

                                      ARTICLE 8
                                RESERVE REQUIREMENTS;
                               RATE STABILIZATION FUND . . . . . . . . . .   55
    8.1     PURPOSE OF RESERVES. . . . . . . . . . . . . . . . . . . . . .   55
    8.2     RATE STABILIZATION FUND. . . . . . . . . . . . . . . . . . . .   55
    8.3     EXPERIENCE RATING. . . . . . . . . . . . . . . . . . . . . . .   55
            8.3.1   EXPERIENCE RATING DEFICIT. . . . . . . . . . . . . . .   55
            8.3.2   EXPERIENCE RATING GAIN . . . . . . . . . . . . . . . .   56
    8.4     MONTHLY REVIEW AND INTERIM ADJUSTMENT. . . . . . . . . . . . .   56
    8.5     ANNUAL REVIEW AND RECONCILIATION . . . . . . . . . . . . . . .   56
    8.6     DISPOSITION UPON TERMINATION . . . . . . . . . . . . . . . . .   56

                                      ARTICLE 9
                         INTERACTION WITH OTHER GHIP VENDORS . . . . . . .   56
    9.1     GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
    9.2     MEMBER SERVICES VENDOR . . . . . . . . . . . . . . . . . . . .   57
            9.2.1   RESPONSIBILITIES . . . . . . . . . . . . . . . . . . .   57

            9.2.2   AGREEMENT. . . . . . . . . . . . . . . . . . . . . . .   57
    9.3     SALES AND MARKETING VENDOR . . . . . . . . . . . . . . . . . .   57
            9.3.1   RESPONSIBILITIES . . . . . . . . . . . . . . . . . . .   57
            9.3.2   AGREEMENT. . . . . . . . . . . . . . . . . . . . . . .   58
            9.3.3   AARP APPROVAL RIGHTS . . . . . . . . . . . . . . . . .   58
    9.4     VENDOR INTERACTION . . . . . . . . . . . . . . . . . . . . . .   58
            9.4.1   DEFAULTS BY OTHER GHIP VENDORS . . . . . . . . . . . .   58
            9.4.2   ACCESS TO INFORMATION. . . . . . . . . . . . . . . . .   59
    9.5     GOVERNANCE OF INTERVENDOR DISPUTES . . . . . . . . . . . . . .   59
            9.5.1   GENERAL. . . . . . . . . . . . . . . . . . . . . . . .   59
            9.5.2   VENDOR REPRESENTATIVES . . . . . . . . . . . . . . . .   59
            9.5.3   INFORMAL DISPUTE RESOLUTION. . . . . . . . . . . . . .   60
            9.5.4   MEDIATION. . . . . . . . . . . . . . . . . . . . . . .   60
            9.5.5   ARBITRATION. . . . . . . . . . . . . . . . . . . . . .   61
            9.5.6   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .   63
    9.6     TERMINATION OF OTHER GHIP VENDORS. . . . . . . . . . . . . . .   63
    9.7     COMPENSATION OF OTHER GHIP VENDORS . . . . . . . . . . . . . .   63
            9.7.1   VENDOR OPERATING EXPENSES. . . . . . . . . . . . . . .   63
            9.7.2   VENDOR PASS-THROUGH EXPENSES . . . . . . . . . . . . .   63

                                      ARTICLE 10
                                 TERM AND TERMINATION. . . . . . . . . . .   64
    10.1    TERM     . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
    10.2    TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . .   64
    10.3    NOTICES AND EFFORTS TO CURE. . . . . . . . . . . . . . . . . .   66
    10.4    TERMINATION WITH SUCCESSOR CARRIER . . . . . . . . . . . . . .   66
            10.4.1  TRANSFER OF SHIP PLANS . . . . . . . . . . . . . . . .   66
            10.4.2  CLAIMS LIABILITY . . . . . . . . . . . . . . . . . . .   66
            10.4.3  TRANSFER OF RESERVES . . . . . . . . . . . . . . . . .   67
                    10.4.3.1  TRANSFER OF RESERVES . . . . . . . . . . . .   67
                    10.4.3.2  PROVISIONAL SETTLEMENT . . . . . . . . . . .   67
                    10.4.3.3  FINAL SETTLEMENT . . . . . . . . . . . . . .   67
                    10.4.3.4  UNSCHEDULED TERMINATION. . . . . . . . . . .   68
                    10.4.3.5  VENDOR EXPENSES. . . . . . . . . . . . . . .   69
                    10.4.3.6  BENEFITS EXPECTATION . . . . . . . . . . . .   69
                    10.4.3.7  REQUIRED RSF BALANCE . . . . . . . . . . . .   69
            10.4.4  PERMITTED PARTIAL TRANSFERS. . . . . . . . . . . . . .   70
            10.4.5  TRANSFER OF DATABASES. . . . . . . . . . . . . . . . .   70
            10.4.6  TRANSFER OF APPLICATIONS SYSTEMS . . . . . . . . . . .   70
            10.4.7  TRANSFER OF DEVELOPED SYSTEMS. . . . . . . . . . . . .   70
            10.4.8  OBLIGATIONS OF UNITED PRIOR TO TERMINATION . . . . . .   71
            10.4.9  COOPERATION. . . . . . . . . . . . . . . . . . . . . .   71

            10.4.10 REMOVAL OF CERTAIN UNITED MARKS. . . . . . . . . . . .   71
    10.5    TERMINATION WITHOUT SUCCESSOR CARRIER. . . . . . . . . . . . .   71
            10.5.1  RSF BALANCE. . . . . . . . . . . . . . . . . . . . . .   72
            10.5.2  PAYMENT. . . . . . . . . . . . . . . . . . . . . . . .   72
            10.5.3  RATE ACTIVITY. . . . . . . . . . . . . . . . . . . . .   72
            10.5.4  SALE PROHIBITED. . . . . . . . . . . . . . . . . . . .   72
            10.5.5  PROVISIONAL AND FINAL SETTLEMENT . . . . . . . . . . .   72
    10.6    RIGHTS AND OBLIGATIONS OF PARTIES UPON TERMINATION . . . . . .   73
            10.6.1  TERMINATION COSTS. . . . . . . . . . . . . . . . . . .   73
            10.6.2  POST-TERMINATION REPORTS . . . . . . . . . . . . . . .   73
            10.6.3  DISPOSITION OF EMPLOYEES . . . . . . . . . . . . . . .   73

                                      ARTICLE 11
                                  DISPUTE RESOLUTION . . . . . . . . . . .   73
    11.1    INFORMAL PROCEDURES. . . . . . . . . . . . . . . . . . . . . .   73
    11.2    FORMAL PROCEDURES. . . . . . . . . . . . . . . . . . . . . . .   74
            11.2.1  MEDIATION. . . . . . . . . . . . . . . . . . . . . . .   74
            11.2.2  ARBITRATION. . . . . . . . . . . . . . . . . . . . . .   74
    11.3    COSTS AND FEES . . . . . . . . . . . . . . . . . . . . . . . .   75
    11.4    SPECIFIC PERFORMANCE . . . . . . . . . . . . . . . . . . . . .   75
    11.5    JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . .   75
    11.6    LIABILITY LIMITATION . . . . . . . . . . . . . . . . . . . . .   75

                                      ARTICLE 12
                             RELATIONSHIP OF THE PARTIES . . . . . . . . .   75
    12.1    INDEPENDENT CONTRACTORS. . . . . . . . . . . . . . . . . . . .   75
    12.2    NOT LEGAL REPRESENTATIVES. . . . . . . . . . . . . . . . . . .   76
            12.2.1 UNITED. . . . . . . . . . . . . . . . . . . . . . . . .   76
            12.2.2 AARP AND AARP TRUST . . . . . . . . . . . . . . . . . .   76

                                      ARTICLE 13
                                   INDEMNIFICATION . . . . . . . . . . . .   76
    13.1    INDEMNIFICATION BY UNITED. . . . . . . . . . . . . . . . . . .   76
    13.2    INDEMNIFICATION BY AARP. . . . . . . . . . . . . . . . . . . .   77
    13.3    NOTICE; DEFENSE OF CLAIM . . . . . . . . . . . . . . . . . . .   77
    13.4    FAILURE TO DEFEND ACTION . . . . . . . . . . . . . . . . . . .   78
    13.5    SURVIVAL OF INDEMNITIES. . . . . . . . . . . . . . . . . . . .   78
    13.6    INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .   78

                                      ARTICLE 14
                                  GENERAL PROVISIONS . . . . . . . . . . .   79
    14.1    FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . . . . .   79
            14.1.1  EVENTS . . . . . . . . . . . . . . . . . . . . . . . .   79
            14.1.2  NOTICE AND CURE. . . . . . . . . . . . . . . . . . . .   79
            14.1.3  TERMINATION. . . . . . . . . . . . . . . . . . . . . .   80
    14.2    FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . . .   80
    14.3    NO THIRD PARTY BENEFICIARIES . . . . . . . . . . . . . . . . .   80
    14.4    GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . .   80
    14.5    NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
    14.6    NO WAIVER, ETC.. . . . . . . . . . . . . . . . . . . . . . . .   81
    14.7    AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .   82
            14.7.1  GENERAL. . . . . . . . . . . . . . . . . . . . . . . .   82
            14.7.2  ANCILLARY AGREEMENTS . . . . . . . . . . . . . . . . .   82
            14.7.3  RENEGOTIATION. . . . . . . . . . . . . . . . . . . . .   82
            14.7.4  CONFLICTS AMONG AGREEMENTS . . . . . . . . . . . . . .   82
    14.8    EXPERIENCE/RESERVE ACCOUNTING. . . . . . . . . . . . . . . . .   82
    14.9    HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
    14.10   BINDING EFFECT . . . . . . . . . . . . . . . . . . . . . . . .   82
    14.11   ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . .   82
    14.12   COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . .   83
    14.13   CERTAIN CALCULATIONS . . . . . . . . . . . . . . . . . . . . .   83
    14.14   ACKNOWLEDGEMENT. . . . . . . . . . . . . . . . . . . . . . . .   83
    14.15   RELATED PLANS. . . . . . . . . . . . . . . . . . . . . . . . .   83

                           AARP HEALTH INSURANCE AGREEMENT


     This AARP HEALTH INSURANCE AGREEMENT (this "Agreement") dated as of February 26, 1997, by and among the American Association of Retired Persons, a District of Columbia not-for-profit corporation ("AARP"), the Trustees of the AARP Insurance Plan ("AARP Trust," as hereinafter more fully defined), and United HealthCare Insurance Company, a Connecticut stock insurance company ("United").

                              W I T N E S S E T H:

     WHEREAS, AARP is a nonprofit, nonpartisan membership corporation for persons of age 50 and over whose goals include the advancement of the education, well-being and social welfare of its members and older persons generally;

     WHEREAS, AARP, through extensive research, has determined that the social welfare of its members will benefit from access to a group health insurance program (the "GHIP," as hereinafter more fully defined) sponsored by AARP and provided by independent insurers and other contractors;

     WHEREAS, AARP is the sole and exclusive owner of all proprietary and other property rights and interest in the name, acronym and symbol "AARP" under which services to its membership are known and identified;

     WHEREAS, AARP and its independent consultants have determined that United is qualified to offer the health insurance program component of the GHIP comprised of group Medicare supplement, hospital indemnity and certain other medical insurance coverages and other products as agreed to by the parties (the "SHIP," as hereinafter more fully defined) and certain related services described herein (the "Services," as hereinafter more fully defined) to participants in the GHIP and other AARP members; and

     WHEREAS, United desires to offer the SHIP and related Services to participants in the GHIP and other AARP members;

     NOW, THEREFORE, in consideration of the premises and the material representations, warranties, conditions, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                      ARTICLE 1
                               DESCRIPTION OF AGREEMENT

1.1 CONTRACT DOCUMENTS. As used herein, "Contract Documents" means this Agreement, written modifications of this Agreement and the following exhibits and schedules, which are attached hereto and are specifically made a part of this Agreement:

           Exhibit 2.90            -    United's Start-Up Personnel
           Exhibit 3.1.3(a)        -    Dedicated United Personnel
           Exhibit 3.1.5           -    Software Acceptance Test Standards
           Exhibit 3.2.4           -    Future Products
           Exhibit 3.2.5           -    Administrative Services
                                         Performance Standards
           Exhibit 3.2.8(a)        -    Reporting Standards
           Exhibit 4.2.1           -    AARP Marks
           Exhibit 5.1             -    United Disclosure Schedule
           Exhibit 5.1.9           -    Agency Ratings of United
           Exhibit 5.2             -    AARP/AARP Trust Disclosure Schedule
           Exhibit 6.2.1(b)        -    Analysis for Administrative Functions
           Exhibit 6.5             -    Tax Timing Expense
           Exhibit 7.4.2           -    Developed Marks
           Exhibit 7.7.2           -    Developed Systems
           Exhibit 9.5.2           -    Vendor Managing Representatives

1.2 ENTIRE AGREEMENT; AMENDMENT. The Contract Documents collectively set forth the full and complete understanding of the parties with respect to the subject matter thereof, and supersede any and all negotiations, agreements or representations made or dated prior thereto. Each of the Contract Documents may only be amended by written instruments executed by each party to such Contract Document.

1.3 CORRELATION AND INTENT. It is the intent of the Contract Documents that United undertake to provide the SHIP and the Services. If there is any inconsistency among this Agreement and the Exhibits hereto, the terms of this Agreement, as and if amended, shall govern.

1.4 SCOPE OF SERVICES. The description of the SHIP and the Services set forth herein and in the Exhibits hereto is not intended to list every element and detail to be provided by United, AARP and AARP Trust. If necessary, United, AARP and AARP Trust shall propose and implement modifications to the Contract Documents as are reasonably necessary to reflect additional elements and details.

                                      ARTICLE 2
                                     DEFINITIONS

     Words and abbreviations that have well-known technical or trade meanings are used in the Contract Documents in accordance with such recognized meanings. The following terms are used in the Contract Documents with the following respective meanings.

2.1   AARP has the meaning set forth in the first paragraph of this Agreement.

2.2   AARP MARKS has the meaning set forth in Section 4.2.1 hereof.

2.3 AARP TRUST means the trust created and existing under the laws of the District of Columbia pursuant to that certain Restatement of Agreement and Declaration of Trust dated as of February, 1980 among AARP and the several trustees named therein, as amended.

2.4 AARP'S REPRESENTATIVE means the person designated by AARP and AARP Trust from time to time in accordance with Section 4.1 hereof.

2.5 ACTIVE LIFE RESERVES means, for any SHIP Plan, the reserves established to cover the excess in the value of future benefits and expenses over the value of future premiums.

2.6 ADMINISTRATIVE SERVICE FEE has the meaning set forth in Section 6.2.1(a) hereof.

2.7 AMORTIZATION INTEREST RATE means the yield on the three-year Treasury securities at constant maturity, as published in Federal Reserve Statistical Release H.15 (or any successor publication), for the month in which an expense would have been charged in the absence of amortization, plus fifty hundredths of one percent. The rate so defined is a semiannually compounded rate that will be converted to an effective annual rate for the purpose of any calculation.

2.8 APPLICABLE LAWS means all laws, ordinances, judgments, decrees, injunctions, writs and orders of any court or governmental agency or authority, and all codes, rules, regulations and orders applicable to the performance of the Services or the provision of the SHIP.

2.9 ASSOCIATED AGREEMENTS means the AARP GHIP Management Agreement among AARP, AARP Trust and Hartford Fire Insurance Company; the AARP Sales and Marketing Agreement among AARP, AARP Trust and Seabury & Smith, Inc.; the AARP Long Term Care Insurance Agreement among AARP, AARP Trust and Metropolitan Life Insurance Company; and all other agreements pertaining to the GHIP that may from time to time be entered into between United and any other GHIP Vendor relating to the subject matter of this Agreement; as each such agreement may be amended from time to time.

2.10  BASIC PERCENTAGE means a percentage determined as set forth in Section
      6.3.1 hereof.

2.11 BUSINESS DAY means every day other than the Friday after Thanksgiving and any other day on which commercial banks are not authorized to conduct business, or are required to close, in the District of Columbia or the State of New York. In the event that an obligation to be performed under this Agreement falls due on a day which is not a Business Day, the obligation shall be deemed due on the next Business Day thereafter.

2.12 CHANGE OF LAW means any change in, or change in the interpretation of, or adoption of, any Applicable Law, or other legislative or administrative action of the United States of America, any state, territory or the District of Columbia or any agency, department, authority, political subdivision or other instrumentality thereof, or a final decree, judgment or order of a court, including temporary restraining orders, or a final decree, judgment or order of any arbitrator or a court interpreting this Agreement or any other Contract Document which occurs subsequent to the date hereof.

2.13 CLAIMS DATABASES means all of the computer databases containing information pertaining to the administration of claims made under the SHIP Plans, and any data repository or file subsequently developed to replace any of the foregoing.

2.14 CODE means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations from time to time promulgated thereunder.

2.15  COMMENCEMENT DATE means January 1, 1998.

2.16  COMPENSATION PERCENTAGE means a percentage determined pursuant to Section
      6.3 hereof.

2.17 CONTRACT DOCUMENTS means this Agreement and the other documents referenced in Section 1.1 hereof, collectively.

2.18 CPI means with respect to any particular Policy Year, the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W), All Items (1982-84 = 100) (All Cities), published by the United States Department of Labor, Bureau of Labor Statistics, for the month of December preceding the commencement of that Policy Year. If the name of the index as described above is changed, or a similar index is substituted by the United States Government, all references in this Agreement to the CPI shall be deemed to refer to the renamed or substituted index. If the publication of the index described above is discontinued and no similar index is substituted by the United States Government, then the parties shall substitute a comparable index by agreement.

2.19  CPR MODEL means the CPR Model Mediation Procedure for Business Disputes.

2.20 CPR RULES means the CPR Rules for Nonadministered Arbitration of Business Disputes.

2.21 DAC TAX means deferred acquisition cost tax, as defined in section 848 of the Code.

2.22 DATABASES means the Claims Databases and the SHIP Databases, collectively.

2.23  DEFICIT CARRYFORWARD has the meaning set forth in Section 8.3.1 hereof.

2.24 DEFICIT CARRYFORWARD ACCOUNT means an account to be maintained by United to track the amount of the net cumulative Deficit Carryforward from time to time.

2.25  DEVELOPED MARKS has the meaning set forth in Section 7.4.2 hereof.

2.26  DEVELOPED SYSTEMS has the meaning set forth in Section 7.7.2 hereof.

2.27  DISCLOSER has the meaning set forth in Section 7.6.2(a) hereof.

2.28 EVENT OF FORCE MAJEURE has the meaning set forth in Section 14.1.1 hereof.

2.29 EXISTING PROGRAM means the AARP group health insurance program provided by Prudential as of the date hereof, including without limitation the health insurance component thereof.

2.30 EXPENSE INCURRED TYPE PLAN means any SHIP Plan which is not an Indemnity Type Plan. An Expense Incurred Type Plan includes both standard and nonstandard policies.

2.31  FIXED OVERHEAD COSTS means, exclusively, expenses for real estate leases.

2.32  FUTURE PRODUCTS has the meaning set forth in Section 3.2.4 hereof.

2.33 GHIP means the AARP group health and long-term care insurance plans and all related benefits and services as provided under this Agreement and the agreement among AARP, AARP Trust and the vendor for the AARP long-term care insurance program, excluding the dental and vision policies.

2.34 GHIP VENDORS means, collectively, the Member Services Vendor, the Sales and Marketing Vendor and United and its permitted successors and assigns pursuant to this Agreement as the GHIP health insurance vendor.

2.35  GROSS UP means the amount of Taxes subject to reimbursement pursuant to
      Section 6.6.1 hereof multiplied by [[1/(1-United's Tax Rate)]-1].

2.36 GROWTH FACTOR means a percentage determined by dividing the number of SHIP Insureds for a Policy Year by the number of SHIP Insureds for the preceding Policy Year less 100 percent. In making the determination of the number of SHIP Insureds for all affected Policy Years, the reference shall be to the number of SHIP Insureds at the end of each applicable Policy Year, and shall only apply to SHIP Insureds with Medicare supplement coverage hereunder.

2.37  GROWTH INCENTIVE PERCENTAGE means a percentage determined as set forth in
      EXHIBIT 3.2.5 hereto.

2.38  INCENTIVE PERCENTAGE means a percentage determined as set forth in
      Section 6.3.2 hereof.

2.39 INCURRED CLAIMS means, for a Policy Year, the sum of (i) claims paid by United under the SHIP Plans, (ii) the Active Life Reserves at the end of the Policy Year and (iii) the amount of the reserves established by United to cover claims incurred but not yet paid as of the end of such Policy Year (including claims incurred but not yet reported, claims in course of settlement and claims incurred under extension of benefit provisions); less the amount of the corresponding reserves established at the beginning of such Policy Year.

2.40 INCURRED PREMIUM REFUNDS means, for a Policy Year, the individual member refunds of SHIP Net Premium paid during the Policy Year, whether provided pursuant to legal requirements or otherwise, plus the amount of reserves established for such payments as of the end of such Policy Year less the amount of the corresponding reserves established at the beginning of such Policy Year; provided, however, that such Incurred Premium Refunds relate only to SHIP Net Premiums earned by United.

2.41 INCURRED TAX ITEMS means, with respect to a Policy Year, the costs incurred by United with respect to the SHIP for (i) state and local premium and franchise taxes, (ii) retaliatory taxes, (iii) insurance department expense assessments (iv) guaranty fund assessments and (v) state and health pool assessments.

2.42 INDEMNITY TYPE PLAN means any SHIP Plan which solely provides benefits in a fixed amount for the occurrence of the covered event.

2.43 INVESTMENT INCOME CREDIT has the meaning set forth in Section 6.4 hereof.

2.44 INVESTMENT INCOME CREDIT RATE has the meaning set forth in Section 6.4.4 hereof.

2.45 LOSS ADJUSTMENT EXPENSE RESERVE means the reserves established to cover the costs of processing claims incurred but not yet paid.

2.46 LOSS RATIO for a Policy Year means the quotient obtained by dividing the Incurred Claims by the Member Contributions for that Policy Year.

2.47 MANAGING REPRESENTATIVE has the meaning set forth in Section 9.6.2 hereof.

2.48 MEMBER CONTRIBUTIONS for a Policy Year means the sum of the monthly amounts earned for that Policy Year in respect of the SHIP from each SHIP Insured during that Policy Year.

2.49 MEMBER SERVICES AGREEMENT means that certain AARP GHIP Management Agreement, to be entered into among AARP, AARP Trust and the Member Services Vendor pertaining to member services for the GHIP.

2.50 MEMBER SERVICES VENDOR means Hartford Fire Insurance Company, and its permitted successors and assigns from time to time as the provider of member services for the GHIP, as more fully described in Section 9.2 hereof.

2.51 OPERATING EXPENSES means, for any Policy Year, the sum of (i) the Administrative Service Fee for such Policy Year, and (ii) the Pass-Through Expenses for such Policy Year.

2.52 OPERATING PLAN means the operating plan pertaining to the delivery of the Services and the SHIP to be developed by United as more fully set forth in Section 3.2.6 hereof.

2.53  OPERATIONAL ISSUE has the meaning set forth in Section 9.6.3 hereof.

2.54 PASS-THROUGH EXPENSES means all reasonably incurred and documented costs incurred by United from and after the Commencement Date for the following items:

      (i)     postage costs;

      (ii)    Medicare carrier crossover fees;

      (iii)   product development costs approved by AARP;

      (iv) costs relating to the elimination of leases and empty space resulting from re-engineering following transfer of the SHIP from Prudential to United;

      (v) employee severance costs arising from implementation of the new business model (but excluding any costs subject to United's indemnification obligation pursuant to Section 13.1(iv) hereof);

      (vi) costs of relocating systems from the Prudential data center, or otherwise relating to disconnecting from Prudential systems, in connection with the transfer of the SHIP from Prudential to United, which costs are not paid by the Member Services Vendor;

      (vii) costs of year 2000 changes to the SHIP systems, which costs are not paid by Prudential or the Member Services Vendor;

      (viii) costs of changes to SHIP systems required by the new business model;

      (ix) costs relating to any claims backlog issues existing as of the Commencement Date or arising within 15 days thereafter;

      (x)     payments to Prudential pursuant to Section 3.1.8(d) hereof;
              and

      (xi)    other costs approved by AARP.

The foregoing costs will be determined based on any agreed upon accrual accounting principles consistently applied, subject to the following:

(A) time of individuals will be charged at PER DIEM rates equal to their respective PER DIEM salaries; provided that the applicable rates will include a load of 75 percent for systems personnel and of 55 percent for all other personnel to cover other directly related costs (such load factors to be adjusted to the extent that the underlying expenses already are being recovered as Operating Expenses);

(B)   travel expenses will be charged as reasonably incurred and documented;
      and

(C) equipment expenses will be charged as reasonably incurred and documented; provided, however, that no such expense for a single item of equipment in excess of $100,000 may be charged without the prior approval of AARP, which approval will not be unreasonably withheld.

Pass-Through Expenses shall not include expenses relating to the following, which shall be solely for the account of United: (x) fees and expenses of in-house and outside legal counsel; and (y) fees and expenses of consultants; except in each case as approved in advance by AARP.

2.55 PERFORMANCE EXPERIENCE means the difference (whether positive or negative) between the Loss Ratio and the Target Loss Ratio.

2.56  POLICY YEAR means January 1 through December 31 inclusive.

2.57 PROCEDURES means the systems, schedules and procedures established by United pursuant to Section 3.1.2 hereof required to be followed by United in the performance of the Services and the provision of the SHIP.

2.58  PROGRAM AGREEMENT has the meaning set forth in Section 9.6.1 hereof.

2.59  PROGRAM ISSUE has the meaning set forth in Section 9.6.3 hereof.

2.60  PROJECTED MEMBERSHIP  has the meaning set forth in Section 3.3.1 hereof.

2.61 PROPRIETARY INFORMATION has the meaning set forth in Section 7.6.1 hereof.

2.62  PROPRIETARY SYSTEMS has the meaning set forth in Section 7.7.1 hereof.

2.63  PRUDENTIAL means The Prudential Insurance Company of America.

2.64 PRUDENTIAL AGREEMENT means that certain Extended and Restated Agreement among AARP, AARP Trust and Prudential dated as of January 1, 1992, as amended.

2.65 PRUDENTIAL'S AARP OPERATIONS means the AARP operations of Prudential headquartered in Ft. Washington, Pennsylvania and conducted at certain other locations throughout the country, as more fully defined in Section 7 of the Prudential Agreement.

2.66  RECIPIENT has the meaning set forth in Section 7.6.2(a) hereof.

2.67 REINSURANCE AGREEMENT has the meaning set forth in Section 3.1.7(a) hereof.

2.68 RECORDS means data stored in any form whatsoever, including, but not limited to, hard copies, computer tapes and disk drives, CD-ROM or other physical or electronic media.

2.69 RELATED PLAN means any policy that Prudential was required to issue to any person who was not an AARP member either (i) pursuant to the insurance laws or regulations of any state in order for Prudential to make the SHIP available in that state or (ii) which AARP and Prudential otherwise agreed to include, in whole or in part, in the experience rating for the SHIP.

2.70  REPRESENTATIVES has the meaning set forth in Section 9.5.2 hereof.

2.71  RESOLUTION PROCEDURE has the meaning set forth in Section 11.1 hereof.

2.72  RETENTION means, for any Policy Year, the sum of the following items:
      (***)

2.73  RSF has the meaning set forth in Section 8.2 hereof.

2.74  RSF BALANCE means the amount held under the RSF from time to time.

2.75 RSF BALANCE PERCENTAGE for any Policy Year means the RSF Balance at the end of such Policy Year, divided by the amount of Member Contributions for that Policy Year.

2.76 SALES AND MARKETING AGREEMENT means that certain Sales and Marketing Agreement to be entered into among AARP, AARP Trust and the Sales and Marketing Vendor pertaining to sales and marketing services for the GHIP.

2.77 SALES AND MARKETING VENDOR means Seabury & Smith, Inc. and its permitted successors and assigns from time to time as the provider of the sales and marketing services for the GHIP, as more fully described in Section 9.3 hereof.

2.78 SERVICE ENHANCEMENT means a change in the services provided hereunder which has the impact of decreasing the Incurred Claims under the SHIP Plans.

2.79 SERVICES means the services to be performed by United pursuant to and in accordance with Article 3 hereof.

2.80 SHIP means the SHIP Plans and the related Services that United is obligated to provide hereunder, but excluding (i) any dental or vision insurance coverages and (ii) any Related Plan, except as otherwise agreed.

2.81 SHIP DATABASES means all computer databases to the extent they contain information pertaining to the SHIP and SHIP Plans other than as to the administration of claims thereunder, and any data repository or file subsequently developed to replace any of the foregoing.

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the Securities and Exchange Commission (the "SEC") pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

2.82  SHIP EMPLOYEES has the meaning set forth in Section 3.1.3(b) hereof.

2.83 SHIP GROSS PREMIUMS for a Policy Year means the amount of Member Contributions minus the AARP allowance determined under Section 6.1 hereof for such Policy Year.

2.84  SHIP INSURED means an individual who is a insured under any SHIP Plan.

2.85 SHIP NET PREMIUMS for a Policy Year means the amount of Member Contributions minus the sum of Vendor Operating Expenses, Vendor Pass-Through Expenses and the AARP allowance determined under Section 6.1 hereof for such Policy Year.

2.86 SHIP PLAN means any health insurance plan underwritten by United pursuant to this Agreement, including without limitation any such plan described by any master group insurance policy issued to AARP Trust by United (or its affiliates) and insured or reinsured by United (or its affiliates) at any time during the term of this Agreement.

2.87  SHIP PORTFOLIO has the meaning set forth in Section 6.4.1 hereof.

2.88  SHIP PRODUCTS means the SHIP Plans and the Future Products, collectively.

2.89 START-UP COSTS means all reasonably incurred and documented costs incurred by United during the period from September 9, 1996 until the Commencement Date, in connection with the provision of the Services for time, travel and equipment purchases (subject to the limitations set forth below). Such costs will be determined based on agreed upon accrual accounting principles consistently applied, subject to the following:

      (i) the individuals whose time may be charged as Start-Up Costs are identified on EXHIBIT 2.89 hereto (which EXHIBIT 2.89 may be amended from time to time by United to include additional personnel);

      (ii) time of individuals will be charged at PER DIEM rates equal to their respective PER DIEM salaries; provided that the applicable hourly rates will include a load of 75 percent for systems personnel and of 55 percent for all other personnel to cover other directly related costs (such load factors to be adjusted to the extent that the underlying expenses already are being recovered as Operating Expenses);

      (iii) travel expenses will be charged as reasonably incurred and documented; and

      (iv) equipment expenses will be charged as reasonably incurred and documented, provided, however, that no such expense for a single item of equipment in excess of $100,000 may be charged without the prior approval of AARP, which approval shall not be unreasonably withheld.

      Start-Up Costs shall not include expenses relating to the following, which shall be solely for the account of United: (A) fees and expenses of in- house legal counsel; (B) fees and expenses of outside legal counsel except for services related to regulatory filings pertaining to the transfer of the SHIP to United or as approved in advance by AARP; and (C) fees and expenses of consultants not approved in advance by AARP.

2.90  TARGET AARP ALLOWANCE has the meaning set forth in Section 3.3.1 hereof.

2.91 TARGET INCURRED CLAIMS has the meaning set forth in Section 3.3.3(b) hereof.

2.92 TARGET LOSS RATIO means the quotient obtained by dividing the Target Incurred Claims by the Target Member Contributions for a Policy Year.

2.93 TARGET MEMBER CONTRIBUTIONS means the amount needed to fund the Target AARP Allowance, Target Retention, Target Incurred Claims, Target Premium Refunds and Target RSF Funding, and recognizing Projected Membership.

2.94  TARGET PREMIUM REFUNDS has the meaning set forth in Section 3.3.4 hereof.

2.95  TARGET RETENTION has the meaning set forth in Section 3.3.6(b) hereof.

2.96  TARGET RSF FUNDING has the meaning set forth in Section 3.3.5 hereof.

2.97  TAX BASE has the meaning set forth in Section 3.6.2 hereof.

2.98  TAX BENEFIT has the meaning set forth in Section 3.6.3 hereof.

2.99  TAX REIMBURSEMENT has the meaning set forth in Section 3.6.2 hereof.

2.100 TAX RETURN means any return, report, information return or other document filed or required to be filed or supplied as part of any such filing to any authority with respect to Taxes.

2.101 TAX TIMING EXPENSES  has the meaning set forth in Section 6.5 hereof.

2.102 TAXES means all taxes, duties, charges, fees, levies or other assessments, however denominated, including any interest or additions, but excluding any fines or penalties, attributable thereto, imposed by any foreign or United States federal, state or local taxing authority, including but not limited to, income, payroll, withholding, unemployment insurance, social security, sales, use, excise, franchise, premium, gross receipts, occupation, real and personal property, stamp, transfer, ad valorem, workers' compensation, profits, license, employment, estimated, severance and other taxes, duties, fees, assessments or charges of any kind whatever in respect of the SHIP.

2.103 TERMINATION COSTS means all reasonably incurred and documented costs incurred by United during the period from the date upon which it is notified that this Agreement will not be renewed or that it has been terminated until the date upon which United has performed all of its obligations pursuant to Article 10 hereof, for the following items:

      (i)     costs of termination related services for time and travel;

      (ii)    employee severance costs (subject to the limitations of Section
              10.4.6 hereof);

      (iii) costs of unexpired leases (but only in the event of an unscheduled termination);

      (iv) capital losses, if any, realized on liquidation of the SHIP Portfolio (but only in the event of an unscheduled termination);

      (v) Tax costs pertaining to the period prior to the date of termination which would otherwise be subject to reimbursement hereunder but for the termination; and

      (vi)    write-off of undepreciated assets or unamortized costs.

      The foregoing costs will be determined based on agreed upon accrual accounting principles consistently applied, subject to the following:

      (A) time of individuals will be charged at PER DIEM rates equal to their respective PER DIEM salaries; provided that the applicable hourly rates will include a load of 75 percent for systems personnel and 55 percent for all other personnel to cover other directly related costs (such load factors to be adjusted to the extent that the underlying expenses already are being recovered as Operating Expenses); and

      (B) travel expenses will be charged as reasonably incurred and documented.

      Termination Costs shall not include expenses relating to the following, which shall be solely for the account of United: (x) fees and expenses of in-house and outside legal counsel; and (y) fees and expenses of consultants not approved in advance by AARP.

2.104 TRANSFER AGREEMENT means a certain Transfer Agreement that may be entered into among Prudential and the several GHIP Vendors providing for the early transfer of the GHIP from Prudential to the GHIP Vendors.

2.105 TRANSFERRED ASSETS means all assets, tangible or intangible, transferred by Prudential to United which had been utilized in the performance of Prudential's AARP Operations, including, but not limited to, Transferred Equipment transferred pursuant to Section 4.3 hereof, Databases and systems described in Section 4.4 hereof, workforce in place described in
      Section 4.5 hereof, state and local licenses, and leases.

2.106 TRANSFERRED ASSETS GROSS UP means, in connection with the computation of the Tax Reimbursement provided in Section 3.6.2 hereof, the amount of Taxes that would be due on the Tax Base described in Section 3.6.2 hereof, calculated as follows:

                Gross Up = [[(1/(1 Tax Rate))(Tax Base)]-(Tax Base)].

      For this purpose, "Tax Rate" means the highest rate of income tax applicable from federal, state and local taxing authorities on the income recognized by United from the acquisition of the Transferred Assets.

2.107 TRANSFERRED EQUIPMENT means all furniture, fixtures and equipment transferred to United by Prudential as contemplated by Section 4.3 hereof.

2.108 TRANSFERRED EMPLOYEES has the meaning set forth in Section 3.1.3(b) hereof.

2.109 TRUE-UP INTEREST RATE means the yield on one-year Treasury securities at constant maturity, as published in Federal Reserve Statistical Release
      H.15 (or any successor publication), for the month in which this Agreement is terminated, plus twenty-five hundredths of one percent. The rate so defined is a semiannually compounded rate that will be converted to an effective annual rate for the purpose of any calculation.

2.110 UNITED has the meaning set forth in the first paragraph hereof.

2.111 UNITED'S AARP OPERATIONS means the AARP operations of United, as more fully described herein.

2.112 UNITED'S MARKS has the meaning set forth in Section 7.4.1 hereof.

2.113 UNITED'S REPRESENTATIVE means the person designated by United from time to time in accordance with Section 3.1.1 hereof.

2.114 UNITED'S TAX RATE has the meaning set forth in Section 6.5 hereof.

2.115 VENDOR OPERATING EXPENSES for a Policy Year means the total of the operating expenses incurred by the Member Services Vendor, the Sales and Marketing Vendor and other vendors approved by AARP Trust pursuant to the annual budgeting process for the SHIP for that Policy Year (including amortization of such GHIP Vendors' respective start-up costs).

2.116 VENDOR PASS-THROUGH EXPENSES means, for any Policy Year, the total of the operating expenses incurred by the Member Services Vendor, the Sales and Marketing Vendor and other vendors approved by AARP Trust outside the annual budgeting process for the SHIP and chargeable to the SHIP for that Policy Year (subject to the limitations set forth in Section 9.7 hereof).


                                      ARTICLE 3
                              RESPONSIBILITIES OF UNITED

3.1 SERVICES PRIOR TO THE COMMENCEMENT DATE. Prior to the Commencement Date, United shall provide the following services (collectively with the services described in this Article 3, the "Services"):

      3.1.1 DESIGNATION OF UNITED'S REPRESENTATIVE. Simultaneous with the execution hereof, United shall appoint an individual ("United's Representative") who shall have authority to act on its behalf under this Agreement, except that such representative shall have no authority to amend this Agreement. United promptly shall notify AARP and AARP Trust of such appointment. The appointment of United's Representative, and any successor thereto, shall be subject to AARP's approval, which shall not be unreasonably withheld. The direct operational management of the Services shall be the responsibility of United's Representative.
              United's Representative will represent United to AARP and AARP Trust with respect to all operational matters. United may, upon 30 days' (or such lesser period as may be reasonable under the circumstances) prior written notice to AARP, change United's Representative. If requested by AARP for good cause, United shall change United's Representative as soon as practicable. All communications, notices and instructions given in writing to United's Representative shall have the same effect as if given to United hereunder, except where expressly indicated otherwise herein. United's Representative will be charged with: (i) ensuring performance of the Services in accordance with annually established service and quality objectives; (ii) maintaining liaison with AARP; and (iii) attending such periodic meetings of AARP Trust to which he or she may be invited, at which meetings he or she will to report on material developments affecting the status of the SHIP.

      3.1.2 PROCEDURES. As outlined in the Exhibits hereto, United has delivered to AARP information setting forth in reasonable detail the procedures and schedules United will follow in performing the Services and providing the SHIP hereunder (together with the procedures contained in the Exhibits hereto, the "Procedures"). Such Procedures are (i) in material compliance with all Applicable Laws; (ii) in accordance with the Contract Documents; and (iii) consistent with those requirements relating to accounting, reporting and other administrative matters as may be reasonably requested by AARP. United shall prepare and deliver to AARP from time to time any proposed amendment or modification to the Procedures that United reasonably may deem necessary, advisable or desirable in the performance of the Services and provision of the SHIP. AARP shall notify United within 30 days of receipt of any Procedures, or amendments or modifications thereto, if it objects to any such Procedures, or amendments, or modifications thereto, which notice shall describe in appropriate detail the reasons for such objection. AARP may from time to time request United to, and United shall, either (a) amend or modify the Procedures as reasonably requested by AARP, or (b) use it best efforts to resolve AARP's objections to the amendments or modifications to the Procedures reasonably proposed by United.

      3.1.3   DEDICATED STAFF.

              (a) From and after the date hereof, United shall make available the personnel identified in EXHIBIT 3.1.3(a) hereto to manage as appropriate the Services and the SHIP, and shall undertake commercially reasonable efforts to ensure that such persons remain available to manage as appropriate the Services and the SHIP until at least June 30, 1998.

              (b) As required by Section 10.2(a)(i) of the Prudential Agreement, United shall offer to employ all of the persons who are serving in positions principally related to the Services to be provided by United hereunder and (i) who are actively employed by Prudential immediately prior to the Commencement Date, with such employment to commence no later than the Commencement Date, (ii) who are on an approved leave of absence from the SHIP-related activities of Prudential's AARP Operations on the Commencement Date and who are prepared to return to work within 12 weeks after the date of the commencement of the leave of absence, with such employment to commence promptly following any such person's return from such a leave of absence, or (iii) who United is required to offer to employ under Applicable Law, with such employment to commence when and as required by Applicable Law. United shall not be required to offer employment to any employee or former employee of

                    Prudential except as provided in this Section 3.1.3(b). The persons who are offered and who accept said employment are referred to collectively herein as the "SHIP Employees."

              (c) United shall offer employment, salary and benefits to the persons identified in paragraph (b) above that, taken as a whole, are substantially similar to the employment, salary and benefits provided by Prudential to such persons when such offer of employment is made. United shall credit each SHIP Employee with prior years of service at Prudential for purposes of eligibility and vesting in any of the qualified employee retirement and welfare plans offered by United.

              (d) United shall permit any SHIP Employee who is entitled to receive a distribution of a vested account balance in Prudential's defined contribution plan to make a direct rollover of the distribution to a qualified plan sponsored by United. United shall permit any SHIP Employee who receives a distribution from the Prudential defined benefit pension plan to make a direct rollover of the distribution to a qualified plan approved by United.

              (e) The SHIP Employees shall be employees at will of United, and nothing herein shall be construed to create any employment agreement or right to continue as employees of United. As of the Commencement Date, the SHIP Employees will be covered by and subject to the employment policies and procedures of United. If United terminates or lays off any SHIP Employee on or after the Commencement Date, United shall be responsible for compliance with all Applicable Laws pertaining thereto, including all federal, state and local labor and employment laws.

              (f) United shall hire or otherwise make available all administrative and other personnel in addition to the personnel referred to in the preceding subsections (a) and
                    (b) above which, in United's reasonable judgment, are necessary for the orderly and efficient performance of the Services from and after the date hereof in accordance with all standards set forth in the Contract Documents.

              (g) All personnel assigned to United's AARP Operations who are to interact on a regular basis with AARP and/or its members shall undergo a training period (unless they previously shall have been so trained) at United's expense to familiarize them with the special needs of AARP members and the manner in which to communicate with older persons.

      3.1.4 ACCEPTANCE AND ENHANCEMENT OF SYSTEMS AND DATABASES, ETC. United shall accept the Databases and all related applications systems software to be transferred to it by Prudential as contemplated by
              Section 4.4 hereof. In addition, United, in concert with the Member Services Vendor, shall make any changes and enhancements to the foregoing as may be necessary for the orderly and efficient provision of the SHIP and the Services beginning on the Commencement Date.

      3.1.5 ACCEPTANCE TESTING. United, in concert with the other GHIP Vendors, shall perform tests of the Databases and related applications systems software as described in EXHIBIT 3.1.5 hereto to ensure that the performance and other testing criteria set forth therein are satisfied prior to the Commencement Date.

      3.1.6 EQUIPMENT AND SUPPLIES. United shall accept the Transferred Equipment from Prudential (by sale or other means) as contemplated by Section 4.3 hereof. In addition, throughout the term hereof, United shall procure and maintain all materials, supplies, equipment and consumables which are reasonably necessary or advisable for the performance of the Services in accordance with this Agreement. In the event that the equipment transfer contemplated by Section 4.3 hereof is not completed prior to the Commencement Date, United shall procure materials, supplies, equipment and consumables as set forth above, for which it shall be reimbursed as Start-Up Costs or through a charge made in the retrospective experience rating for the SHIP as described in Section 8.3 hereof.

      3.1.7   PRUDENTIAL AGREEMENTS.

              (a) United shall undertake commercially reasonable efforts to enter into an agreement or agreements with Prudential (collectively the "Reinsurance Agreement") whereby United shall assume liability for all SHIP Plans as of the Commencement Date. United shall not be obligated, directly or through reinsurance, for any person covered under the Existing Program who rejects, or is deemed to have rejected pursuant to Applicable Law, coverage as a SHIP Insured.

              (b) United shall undertake commercially reasonable efforts to enter into such other agreements and arrangements with Prudential as may be necessary and appropriate to effectuate the orderly transfer of the Services and the SHIP from Prudential to United, including without limitation the Transfer Agreement.

              (c) Notwithstanding any other provision hereof to the contrary, the failure of United fully and timely to perform any of its obligations hereunder as a result of the failure or refusal of Prudential fully and timely to cooperate in the transfer of the SHIP to United as contemplated hereby shall not give rise to a breach by United of its obligations hereunder and shall not entitle AARP or AARP Trust to receive any damages from United hereunder or expose United to any financial penalty hereunder (including any penalty set forth in Section 6.2.5 hereof). Notwithstanding Prudential's failure or refusal to cooperate in the transfer of the SHIP to United as contemplated hereunder, United shall be required, after reasonable consultation with AARP and after reaching agreement with AARP on appropriate compensation therefor, to undertake any commercially reasonable action that might enable it to perform the Services and provide the SHIP as contemplated hereunder.

      3.1.8   TRANSFER OF EXISTING BUSINESS.

              (a) In the event that the SHIP business is transferred from Prudential to United prior to the Commencement Date, United, subject to the terms of the Transfer Agreement, shall maintain the premium rates then in effect for the remainder of the applicable premium rate guarantee periods; provided, however, that United may pursue regulatory approval of any rate authorized by AARP Trust.

              (b) United shall develop rates effective for Policy Year 1998 and obtain rate approval from AARP Trust and appropriate state regulatory authorities in accordance with the procedures set forth in Section 3.3 hereof.

              (c) As soon after the date hereof as reasonably practicable, and in any event not later than March 31, 1997, United shall prepare and file in the District of Columbia and in all other jurisdictions where required by Applicable Laws for the continuance of the SHIP Plans (i) certificates and/or policies for all pre-standard Expense Incurred Type Plan policies maintained by Prudential pursuant to the existing SHIP and (ii) certificates and/or new policies on terms substantially identical to (A) all standard Expense Incurred Type Plan certificates and (B) all Indemnity Type Plan policies maintained by Prudential pursuant to the existing SHIP; provided, however, that United shall not file any such policies in any jurisdiction other than the District of Columbia, Connecticut, Florida and New York without the prior approval of AARP, which shall not be unreasonably withheld. The benefits and rates (if any) contained in all such filings shall be subject to the prior approval of AARP Trust.

              (d) United hereby assumes and agrees to pay Prudential when and as due (***) in respect of the health insurance component of the Existing Program; provided, however, that (i) United shall not pay or be obligated to pay any amount to Prudential by reason of this Section 3.1.8(d) unless and until such time as AARP notifies United that Prudential has cooperated fully in the smooth transfer of the GHIP to the successor carriers pursuant to the Prudential Agreement,
                    (ii) any such payments by United shall be included in Retention for the Policy Year in which made, and (iii) if this Agreement is terminated when all such payments required to be made by United under this clause (d) have not been made, United shall have no further obligations in respect thereof.

3.2 SERVICES AFTER THE COMMENCEMENT DATE. From and after the Commencement Date, United shall provide the following Services:

      3.2.1 COMPLETION AND CONTINUATION OF INITIAL SERVICES. United shall promptly perform all Services required to be performed under
              Section 3.1 hereof which are not fully performed as of the Commencement Date, and shall continue to perform those Services set forth in Section 3.1 hereof which are to continue after the Commencement Date, including but not limited to the hiring of employees.

      3.2.2 UNDERWRITING OF SHIP. United shall serve as the underwriter of the SHIP Plans as such SHIP Plans may be modified from time to time in accordance with this Agreement. In furtherance and not in limitation of the foregoing, United shall be responsible for the following functions:

              (a) United shall be responsible for policy underwriting, actuarial review and analysis, trend analysis, pricing and reserving for all SHIP Plans.

              (b) United shall be responsible for claims review, adjudication (including confirmation of eligibility and other applicable limits), appeals, payment, review to minimize fraud and abuse and utilization review for all SHIP Plans.

              (c) United shall continue on a regular and timely basis to prepare and timely file with all regulatory agencies with which it shall be necessary so to do, such group health insurance policies, certificates, forms, advertising materials and other materials to be used in connection therewith as shall be necessary to provide, without interruption of coverage or benefit, entitlement of insured members to the SHIP Plans (provided, that United shall not file any policies in any jurisdiction other than the District of

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

                    Columbia, Connecticut, Florida and New York without the prior approval of AARP, which approval shall not be unreasonably withheld).

              (d) United shall, as long as the appropriate premiums are paid therefor, do all things reasonably necessary to keep the SHIP Plans, as they may be modified from time to time, in full force and effect and in compliance with all pertinent statutes and regulations, state and federal. Without limiting the generality of the foregoing, United shall make or cause to be made any filings required by Applicable Law, attend any hearings or conferences necessary to providing and servicing the SHIP Plans and respond to any written or oral communications regarding the SHIP, whether such communications are directed to AARP, AARP Trust or United, and shall provide prompt notice to AARP of the foregoing; provided that AARP and AARP Trust shall notify United promptly in writing of any such hearings, conferences or communications of which they become aware.

              (e) United shall delete from the SHIP any SHIP Plan or other Service which is no longer warranted in view of changes in Applicable laws or which AARP advises United is no longer necessary or appropriate to service the continuing social welfare needs of the AARP members as they relate to group health insurance.

      3.2.3   PRODUCT DEVELOPMENT.

              (a) To enhance the value of the SHIP to AARP members, United, in consultation with AARP and AARP Trust, shall use its best efforts to offer group health insurance products that, together with the other value-added features, differentiate the SHIP from insurance programs offered by other vendors. United shall use its best efforts to offer products having a competitive benefit and cost structure, determined on a basis that includes due consideration of the method of distribution and product design. The design and development of the SHIP by United shall take into account the social welfare needs of AARP members and of older persons generally.

              (b) United and AARP shall to continue to improve benefits and maintain premiums at competitive levels under the existing SHIP, to continue to modify the SHIP with a view towards providing for AARP members the best program of group health insurance available to older persons including for AARP members who do not yet have or are not eligible for Medicare, to supplement the coverage available to them under Medicare, to broaden the insurance options available to them and to make available coverage where none may otherwise be generally available or may be unaffordable because of age or health status. Accordingly, United periodically will review and recommend to AARP Trust such modifications, changes and revisions in, of and to the SHIP as United shall deem to be in the best social welfare interests of AARP members. The terms and conditions associated with United's offering of any Service Enhancements shall be documented in appropriate amendments or exhibits to this Agreement.

              (c) United will annually review the benefits and premiums for existing and proposed SHIP products and services and prepare recommendations to AARP Trust. In conjunction with AARP, United shall engage in new AARP product development focused on meeting members' changing social welfare needs as they relate to group health insurance and providing increased access, in a financially prudent manner, to SHIP Products. All changes or enhancements to services, plans or products are subject to prior approval by AARP and AARP Trust. AARP and AARP Trust will reasonably cooperate with United in the development, pricing and testing of such proposed new products and Services.

      3.2.4   FUTURE PRODUCTS.

              (a) From and after the Commencement Date (or the date hereof if agreed to by the parties), United, in consultation with AARP, shall undertake the product development activities described in Section 3.2.3 hereof with respect to the additional products and services listed in EXHIBIT
                    3.2.4 hereto (collectively, the "Future Products").

              (b) The terms and conditions associated with United's offering of any new or Future Products, including but not limited to the terms relating to the services to be provided, implementation, performance standards, timing and compensation, will be documented in amendments or exhibits to this Agreement.

      3.2.5   SERVICE STANDARDS.   United, in  conjunction with AARP, AARP
              Trust and the other GHIP Vendors, and subject to the approval of AARP and AARP Trust, annually shall establish service and quality standards for specific administrative functions such as determining eligibility where underwriting is applicable, claim processing, handling telephone calls transferred from the Member Services Vendor, complaints, requests for information and general correspondence. United shall undertake commercially reasonable efforts to attain the agreed upon service and quality standards and will report the results to AARP and AARP Trust pursuant to Section 3.2.8 hereof. The initial service and quality standards are set forth in EXHIBIT
              3.2.5 hereto.

      3.2.6 OPERATING PLAN. United shall prepare and update annually a comprehensive Operating Plan which shall include planning and budgetary projections for the coming Policy Year and for the succeeding five Policy Years (or for the subsequent term of this Agreement, if shorter). The Operating Plan shall be prepared after consultation with the Member Services Vendor and the Sales and Marketing Vendor and shall give due consideration to their recommendations, and shall be subject to the approval of AARP and AARP Trust. To enable evaluation of cost effectiveness and other criteria as reasonably specified from time to time by AARP, the Operating Plan and budget at a minimum shall set forth United's: (i) service and quality objectives; (ii) staffing goals; (iii) projection of the anticipated participation in the SHIP by the AARP membership and the expected transactions of the SHIP participants for the coming year; (iv) for transaction driven services the fee per transaction and the expected total fees; (v) response to regulatory and governmental developments and other external environmental matters which are material to the SHIP; (vi) relevant developments in United's own corporate environment appropriate for disclosure which are material to the SHIP;
              (vii) description of how the SHIP is addressing the social welfare needs of the AARP members; and (viii) issues or concerns regarding the actuarial sustainability of the SHIP. The Operating Plan also shall track the results of the implementation of the Operating Plans for preceding Policy Years and provide an analysis of the Operating Plan compared to actual performance.

      3.2.7   FINANCIAL BOOKS AND RECORDS.

              (a) In addition to the other record keeping requirements set forth in the Contract Documents, United, the Member Services Vendor, and the Sales and Marketing Vendor as appropriate, shall prepare and maintain, on a current basis, in accordance with accrual accounting principles consistently applied, accurate and complete financial books and records and accounts of all transactions related to the Services and the SHIP including such information as may be necessary to verify calculations made pursuant to the Contract Documents, the Member Services Agreement and the Sales and Marketing Agreement. United shall maintain accurate cost ledgers and accounting records regarding the Services and the SHIP, in accordance with accrual accounting principles consistently applied. United shall establish and maintain an information system to provide storage and ready retrieval of operating data pertaining to the Services and the SHIP, including such information necessary to verify calculations, if any, made pursuant to this Agreement and the Associated Agreements. United shall furnish to AARP and AARP Trust, on an annual basis, an audit report as to the financial books and records maintained by United hereunder.

              (b) United shall prepare and maintain, on a current basis, adequate documentation of all applications and operating systems and programs with respect to the SHIP Databases and the provision of the Services and the SHIP by United hereunder.

      3.2.8   REPORTS.

              (a) All reports to be prepared by United pursuant to this Agreement shall be prepared in accordance with the reporting requirements set forth in EXHIBIT 3.2.8(a) hereto.

              (b) United will provide to AARP the management and other reports reasonably requested by AARP from time to time.

              (c) United shall provide the Member Services Vendor with not less than monthly updates with respect to all SHIP Products and pricing specifications therefor in electronic form as requested by the Member Services Vendor.

              (d) United will render such other reports as AARP shall reasonably request from time to time.

              (e) All reports provided by United to AARP or AARP Trust relating to the experience rating of the SHIP Plans or the RSF shall be on a consolidated basis.

      3.2.9   AUDITS AND INSPECTION.

              (a) Subject only to the limitations of Section 3.2.9(b) hereof, during normal business hours and upon reasonable notice, United shall permit AARP, AARP Trust and their respective authorized representatives to inspect and audit all records reasonably related to the operation of the GHIP in the possession of United as they from time to time may reasonably request. Such access shall be reasonable in scope, frequency and duration and, to the extent commercially reasonable, shall be via electronic data transfer.

              (b) Neither AARP nor AARP Trust shall have access to AARP members' claim files (other than paid claim data) or medical information unless the express written consent of the AARP member has been secured, or such access is necessary to comply with Applicable Law.

3.3   MEMBER CONTRIBUTION RATE ADJUSTMENTS.

      3.3.1   PROJECTED MEMBERSHIP; TARGET AARP ALLOWANCE.

              (a) On or prior to March 31 of each year, United, in consultation with the Member Services Vendor and the Sales and Marketing Vendor, will advise AARP Trust as to its preliminary projection for the enrolled SHIP population for the coming Policy Year.

              (b) On or prior to July 15 of each Year, United in consultation with the Member Services Vendor and the Sales and Marketing Vendor, will advise AARP Trust as to its final projection for the enrolled SHIP population for the coming year, and as to its final projection of the amount of the allowance to be payable to AARP pursuant to
                    Section 6.1 hereof for the coming year.

              (c) On or prior to August 15 of each year, AARP Trust will advise United whether it approves of its projection for the enrolled SHIP population and AARP allowance pursuant to Section 6.1 hereof for the coming Policy Year. The projected SHIP enrollment approved by AARP Trust pursuant to this Section 3.3.1 is herein referred to as the "Projected Membership," and the projected AARP allowance approved by AARP Trust pursuant to this Section 3.3.1 is herein referred to as the "Target AARP Allowance."

      3.3.2   TARGET OPERATING EXPENSES.

              (a) On or prior to March 31 of each year, (i) pursuant to the Associated Agreements the Member Services Vendor and Sales and Marketing Vendor each will submit to AARP Trust and United preliminary estimates as to their respective Vendor Operating Expenses for the coming Policy Year, and
                    (ii) United then shall submit to AARP Trust its preliminary estimates as to its Operating Expenses for the coming Policy Year.

              (b) Following the submission of the pricing estimates pursuant to subsection (a), United shall negotiate in good faith with the other GHIP Vendors making such submissions with a view to resolving any differences as to such pricing estimates and giving due consideration to the social welfare needs to the AARP membership.

              (c) On or prior to June 1 of each Policy Year, (i) pursuant to the Associated Agreements the Member Services Vendor and Sales and Marketing Vendor each will submit to AARP Trust and United their final estimates as to their respective Vendor Operating Expenses for the coming Policy Year, and (ii) United shall submit to AARP Trust its final estimate as to its Operating Expenses for the coming Policy Year.

              (d) On or prior to June 15 of each year, AARP Trust will advise (i) the Member Services Vendor, the Sales and Marketing Vendor and United whether it approves of their final Vendor Operating Expense estimates pertaining to the SHIP for the coming Policy Year submitted pursuant to paragraph (c) above and (ii) United whether it approves of its final Operating Expenses estimate submitted pursuant to paragraph (c) above.

      3.3.3   TARGET INCURRED CLAIMS.

              (a) On or prior to April 15 of each Policy Year, United shall report to AARP Trust its incurred and paid claims experience for the preceding Policy Year based on the best information then available. United shall furnish one report including claims information by paid month and incurred month for the period of time beginning with plan inception (whether or not the date of plan inception occurs prior to the Commencement Date) and continuing through March 31 of such Policy Year (but in no event shall this period of time exceed 63 months). A second report shall include claims information in the aggregate for the period in excess of 63 months.

              (b) On or prior to June 1 of each Policy Year, United shall submit to AARP Trust its projected Incurred Claims experience (including projected changes in Active Life Reserves) for the next Policy Year, and all other relevant factors. The projected Incurred Claims approved by AARP Trust pursuant to this paragraph (b) are herein referred to as the "Target Incurred Claims."

      3.3.4   TARGET PREMIUM REFUNDS.

              (a) On or prior to June 15 of each year, United will advise AARP Trust of its projected Incurred Premium Refunds for the coming Policy Year.

              (b) On or prior to August 15 of each year, AARP Trust will advise United whether it approves of its projection for the Incurred Premium Refunds for the coming Policy Year. The projected Incurred Premium Refunds approved by AARP Trust pursuant to this Section 3.3.4 are herein referred to as the "Target Premium Refunds."

      3.3.5   TARGET RSF FUNDING.

              (a) On or prior to June 15 of each year, United will advise AARP Trust of its recommended RSF funding level for the coming Policy Year.

              (b) On or prior to August 15 of each year, AARP Trust will advise United whether it approves of its recommendation for the RSF funding level for the coming Policy Year. The projected RSF funding level approved by AARP Trust pursuant to this Section 3.3.5 is herein referred to as the "Target RSF Funding."

      3.3.6   TARGET RETENTION.

              (a) On or prior to June 15 of each year, United shall submit to AARP Trust its estimate as to its Retention for the coming Policy Year.

              (b) On or prior to August 15 of each year, AARP Trust will advise United if it approves its estimated Retention for the following Policy Year. The estimated Retention approved by AARP Trust pursuant to this Section 3.3.6(b) is herein referred to as "Target Retention."

      3.3.7   DETERMINATION OF MEMBER CONTRIBUTION RATES.

              (a) On or prior to July 15 of each Policy Year, United shall submit to AARP Trust a detailed projection of the financial position of the SHIP for the coming Policy Year, including its recommended Member Contribution levels by geographic area and SHIP Plan and projected aggregate Member Contributions for the coming Policy Year. Such projection shall be based on Target Membership, Target Retention, Target Incurred Claims, Target Premium Refunds, Target AARP Allowance and Target RSF Funding, an allowance for employee severance costs and such other adjustments as agreed to by AARP Trust.

              (b) AARP Trust, with the assistance of its independent actuaries, shall review the final estimates and projections submitted by United pursuant to the preceding paragraph (a). On or prior to August 15 of each Policy Year,

                    AARP Trust will advise United if it approves of such final estimates and projections, which approval shall not be unreasonably withheld if such items are based on actuarial principles and related standards.

              (c) The Target Member Contribution rates by geographic area and plan approved by AARP Trust shall be the rates applicable to SHIP Products for the next Policy Year, subject to such modifications, if any, as may be made pursuant to paragraph (e) below.

              (d) The Member Contribution rates generally will be set to achieve a RSF Balance Percentage of (***) or of such other percentage as may be agreed by the parties. The parties may agree to increase the RSF Balance Percentage as reasonably required to ensure the financial stability of the SHIP, to protect SHIP Insureds in case of termination of this Agreement without a successor carrier and to provide for development of new products.

              (e) United may periodically propose for approval by AARP Trust (which approval shall not be unreasonably withheld) such interim Member Contribution rate or benefit adjustments as are reasonably warranted by virtue of changes in, but not limited to, interest rates, lapses, and death rates, expense charges, Medicare benefit, coinsurance or deductible amounts and demonstrable trends in medical care costs, material changes in AARP members' health care utilization, or changes in Medicare or other present or future governmental programs or in regulations having a material bearing on benefits payable under the program. In each such instance, United shall first demonstrate to the reasonable satisfaction of AARP Trust that failure to approve the premium rate or benefit adjustments so proposed by United would render it materially more difficult to maintain the stability of the SHIP.

      3.3.8 RATE APPROVAL AND IMPLEMENTATION. Upon receiving AARP Trust approval of the recommended Member Contribution rates, United shall immediately undertake to obtain any and all necessary regulatory approvals of such rates. On the first day of each month thereafter, United shall provide progress reports to AARP Trust summarizing the approval or disapproval of such rates by state regulatory agencies, including the nature of any ongoing discussions with such agencies regarding rate approval issues.

      3.3.9 SPECIFICATION OF TARGET LOSS RATIO. On or prior to September 1 of each Policy Year, United and AARP Trust shall agree on the specification of a Target Loss Ratio for the next Policy Year. The Target Loss Ratio shall be determined by

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              dividing the Target Incurred Claims by the Target Member Contributions. United will undertake its best efforts to cause the Loss Ratio for the SHIP Plans to be not less than (***) for any Policy Year.

      3.3.10  STATE MANDATED RATE ADJUSTMENTS.   United will utilize all
              commercially reasonable means at its disposal to assist states in their review of rate submissions and to encourage adoption of recommended rates. If, however, if individual states mandate other than the recommended rates, United will implement the mandated rates and will immediately report the same to AARP and AARP Trust.

3.4   COMPLIANCE WITH LAW.

      3.4.1 GENERAL. United shall comply in all material respects with all Applicable Laws in connection with the provision of the SHIP and the performance by it of the Services, including but not limited to obtaining any necessary regulatory approvals of marketing materials and policy certificates and rates.

      3.4.2 NOTICE. Within ten Business Days of the receipt by United of notification from any federal or state agency with jurisdiction over the licensure or operation of United of noncompliance with any Applicable Law, United shall provide AARP with a copy of such notification, together with information regarding any corrective action it has taken to comply with such law.

3.5   SALE OF ASSETS; SUBCONTRACTS, ETC.

      3.5.1   ASSET SALES.  Except as provided in this Section 3.5 and in
              Section 10.5.6 hereof, United shall not sell or transfer all or any material portion of the business or assets (other than invested assets of the SHIP Portfolio) comprising the SHIP without the prior consent of AARP, which consent shall not be unreasonably withheld. United may sell all or any portion of the equipment (i) which constitute Transferred Assets or (ii) the purchase price of which is otherwise chargeable to the SHIP, provided that in either case that such sale will not adversely affect United's ability to perform the Services and that the sale proceeds are credited against other amounts payable to United pursuant to Section 6.3 hereof.

      3.5.2 SUBCONTRACTS. United may subcontract all or any portion of the Services or the SHIP to any direct or indirect wholly-owned subsidiary of United without the approval of AARP. Except as provided in the preceding sentence United may not enter into any subcontract involving the payment in any Policy Year of an amount exceeding $250,000 without first notifying AARP thereof, or in excess

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              of $500,000 without obtaining the prior approval of AARP and AARP Trust; provided, however, that in the event of an emergency, United may enter into subcontracts to deal with such emergency without AARP's consent, and provided further that United promptly notifies AARP of any such action. In the event that United subcontracts any work under this Section 3.5, United shall be solely responsible for such subcontracted Services, AARP will look solely to United as if the services were performed by United, and United will require each such subcontractor to comply with the security arrangements and confidentiality provisions appropriate to this Agreement. Notwithstanding the foregoing, United may not enter into any reinsurance arrangement in respect of the SHIP, other than ordinary course coinsurance, indemnity reinsurance or stop loss reinsurance arrangements, with any party other than a direct or indirect-majority owned subsidiary of United without the prior consent of AARP, which consent shall not be unreasonably withheld. Nothing herein shall establish any contractual relationship between AARP or AARP Trust and any subcontractor or supplier, and neither AARP nor AARP Trust shall have any obligation to pay or cause the payment of any moneys to any subcontractor or supplier. Any subcontract pertaining to the provision of Services (whether or not approved by AARP) shall not relieve United of its contractual obligations hereunder pertaining to the delivery of such Services.

3.6   TAXES.

      3.6.1 GENERAL. Except as otherwise expressly provided by any Contract Document or Associated Agreement, United shall pay all Taxes imposed on United pursuant to Applicable Law that are incurred by it by reason of or result from its performance of the Services and provision of the SHIP, provided that United shall be entitled to recover such Taxes to the extent expressly provided by this Agreement or by the applicable provisions of any other Contract Document or Associated Agreement.

      3.6.2 TAX REIMBURSEMENT. Notwithstanding any provision to the contrary in Section 3.6.1 hereof, United shall be reimbursed, in the manner contemplated by Section 6.6 hereof, for the (***). United shall be reimbursed, in the manner contemplated by Section 6.6 hereof, for costs associated with any audit examination by any governmental taxing authority or administrative or judicial proceedings resulting therefrom, which arise in conjunction with such income

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              recognition. The amount of any Tax Reimbursement shall be excluded from the determination of Start-Up Costs.

      3.6.3 TAX BENEFIT FROM DEPRECIATION AND AMORTIZATION. To the extent that United receives any reduction of taxes ("Tax Benefit") from the subsequent depreciation and amortization of the Transferred Assets, AARP Trust shall be entitled to receive annually this Tax Benefit and the associated gross up, computed under the same principles as the Tax Reimbursement, based on the federal, state and local income tax rates applicable to United in effect in the applicable year. Such Tax Benefit shall be credited against United's compensation described in
              Article 6 hereof.

      3.6.4 TAX EFFECT OF DISPOSAL OF TRANSFERRED ASSETS. United shall be reimbursed, in the manner described in Section 6.6 hereof, for the effect (federal, state or local), including tax reimbursement and the associated gross up, computed under the same principles as the Tax Reimbursement, based on the federal, state and local income tax rates applicable to United in effect in the applicable year, of the gain on disposition of a component of the Transferred Assets. Alternatively, to the extent of a loss on the disposition of a component of the Transferred Assets, AARP Trust shall be entitled to the reduction of taxes and the associated gross up, computed under the same principles as the Tax Reimbursement, based on the federal, state and local income tax rates applicable to United in effect in the applicable year. Such further Tax Reimbursement or Tax Benefit shall be added to or credited against United's compensation described in Article 6 hereof.

3.7 EXCLUSIVITY. United shall not market group health insurance products or programs comparable to those offered pursuant to the SHIP to any other nonemployer group without the prior consent of AARP and AARP Trust; provided, however, that United may continue to offer all of its health insurance products and programs existing as of the date of this Agreement and any health insurance products and programs offered by any other entity as of the date of its acquisition by United, in each case without regard to the comparability of such products to those offered pursuant to the SHIP. This Section 3.7 also shall not preclude United from directly or indirectly offering any products which it presently offers or from developing any products for sale through its affiliated health maintenance organizations.

3.8 CONFLICTING APPROVALS. To the extent that United is required hereby to obtain approvals, consents, directions or recommendations from any party other than AARP or AARP Trust with respect to the Services or the SHIP, in the event of any inconsistency between any such approval, consent, direction or recommendation receival from AARP or AARP

      Trust, on the one hand, and another party, on the other hand, the approval, consent, direction or recommendation issued by AARP or AARP Trust shall be controlling.

3.9 AARP EVALUATIONS. United will use its best efforts to remedy any deficiencies set forth in the evaluations delivered to United pursuant to Section 4.10 hereof.

3.10  CESSATION OF BUSINESS.

      3.10.1 GENERAL. If United determines that the SHIP is not or will not be financially sustainable, it may terminate this Agreement as provided in, and subject to the terms and conditions of, this
              Section 3.10.

      3.10.2 PROCEDURE. During the January of any Policy Year or during the 30-day period following a Change of Law which has either a material adverse effect on United's ability to perform its obligations under the Contract Documents or a material adverse economic effect on United's provision of the SHIP or the Services, United may notify AARP and AARP Trust that it has concluded that the SHIP is not or will not be financially sustainable. If AARP disagrees with United's conclusion, AARP shall provide United with written notice thereof within 30 days of receipt of United's notice and the parties shall promptly select a mutually agreed upon actuarial firm to which, the sole of which shall be paid equally by United and Hartford and not charged to the SHIP, shall provide a recommendation as to whether United's conclusion is reasonable. If the parties are unable to agree upon an actuarial firm within 30 days of AARP's receipt of United's notice, then the actuarial firm shall be selected in accordance with the CPR Rules. The actuarial firm shall be directed to reach a conclusion within 90 days of its appointment. The recommendation of the actuarial firm shall be binding on the parties. If the actuarial firm concludes that United's conclusion is not reasonable, then United shall not be entitled to cease writing new SHIP business. If the actuarial firm concludes that United's determination is reasonable, United shall be authorized to terminate this Agreement pursuant to Section 10.2(i) hereof.

3.11 RELATED PLANS. The terms and conditions of any services to be provided in connection with any Related Plan shall be set forth in separate agreements among AARP, AARP Trust and United.

                                   ARTICLE 4
                    RESPONSIBILITIES OF AARP AND AARP TRUST

4.1 AARP'S REPRESENTATIVE. Simultaneously with the execution hereof, AARP and AARP Trust jointly shall appoint an individual ("AARP's Representative") who shall have authority to act on their behalf under this Agreement, except that such representative shall have no authority to amend this Agreement. AARP and AARP Trust promptly shall notify United of such appointment. AARP may, upon 30 days' (or such lesser period as may be reasonable under the circumstances) prior written notice to United, change AARP's Representative. All communications, requirements and instructions given in writing to AARP's Representative shall have the same effect as if given to AARP hereunder, except where expressly indicated otherwise herein.

4.2   GRANT OF RIGHT TO USE AARP MARKS.

      4.2.1 GRANT. For the term of this Agreement, AARP hereby grants to United the exclusive, nonassignable right to use the AARP name, symbol, acronym and marks set forth in EXHIBIT 4.2.1 hereto as from time to time amended (collectively, the "AARP Marks") solely in connection with the provision of the SHIP and the Services and as reasonably required for the performance by it of its post-termination obligations in accordance herewith; provided, however, that such grant is subject to compliance by United with the obligations and covenants set forth in this
              Section 4.2. AARP may unilaterally amend EXHIBIT 4.2.1 hereto, upon 30 days' notice to United, to include any new AARP Mark.

      4.2.2 NOTATIONS. At the request of AARP, United shall apply the notice (E.G., the "-REGISTERED TRADEMARK" symbol, the "SM" symbol
              (SM) or the "TM" symbol (TM)) specified by AARP. AARP will provide United with written notice of changes to the notation requirements for the AARP Marks. United shall implement such changes as soon as reasonably practicable, provided that United shall not be required to remove, replace or reprint any advertising, promotional materials, paper goods and any other materials and supplies that contain the AARP Marks with the former notations, except as would be necessary in the ordinary course of United's business.

      4.2.3 APPROVAL RIGHTS. Use of the AARP Marks by United, including their use in United generated direct mailings, advertisements, brochures or any other form of contact with AARP members initiated by or on behalf of United or its agents, will be subject to the prior approval of AARP.

      4.2.4 OWNERSHIP OF MARKS. AARP owns the AARP Marks and United recognizes their substantial value and associated goodwill. United will not alter, modify, dilute or misuse the AARP Marks, bring them into disrepute, or challenge AARP's rights in them.

      4.2.5 PROTECTION OF AARP MARKS. United will not attempt to register the AARP Marks, and, at AARP's expenses, will reasonably cooperate with AARP in protecting, defending and registering them as they relate to the SHIP.

      4.2.6 INFRINGEMENTS. United will promptly advise AARP of any infringements of the AARP Marks known to United. AARP will have the sole right to take legal action with regard to any such infringements.

4.3 EQUIPMENT TRANSFER. Within a reasonable time after the execution hereof, AARP will request that Prudential transfer to United (by sale or other means) the equipment used by Prudential's AARP Operations in performing the services comparable to the Services described herein, for use by United, and that such transfer be effective on the Commencement Date.

4.4 DATABASE AND SYSTEMS TRANSFER. Within a reasonable time after the execution hereof, AARP will request that Prudential transfer to United (by sale or other means) copies of the Databases, SHIP administration computer files and all related applications systems (i) as of May 1, 1997 for testing and development review, (ii) as of August 1, 1997 for regulatory review and (iii) with the final transfer to occur on or before the Commencement Date. AARP shall request that Prudential provide the Databases and applications systems to United scrubbed and cleaned in a computer readable format on or before the Commencement Date. AARP will also request that Prudential grant United access to the Databases, SHIP administration computer files and all related applications systems to assist in the transition processes contemplated under this Agreement, including but not limited to Sections 3.1.4 and
      3.1.5 hereof.

4.5 EMPLOYEE HIRE. Within a reasonable time after the execution hereof, AARP will request that Prudential encourage all of the persons who are to receive an offer of employment from United as provided in Section 3.1.3(b) hereof to accept such offer. AARP shall request Prudential to take all appropriate action to cause such hire of employees to be effective no later than the Commencement Date. AARP also shall request that Prudential, as promptly as possible after the date hereof, (i) grant United access to its personnel currently involved with the SHIP-related activities of Prudential's AARP Operations in order to assist in the transition processes contemplated under this Agreement,
      (ii) provide United with copies of any and all records pertaining to the SHIP Employees (including personnel, payroll and benefits received, in whatever format) that United shall reasonably request in order to meet its obligations hereunder in respect of the SHIP Employees and (iii) otherwise cooperate with United to effectuate the orderly transition of the employment of the SHIP Employees from Prudential to United as contemplated hereby. AARP also shall request that Prudential, on the Commencement Date, provide United with the original copies of any and all Records pertaining to the SHIP Employees, including without limitation the Records described in clause
      (ii) above.

4.6 OTHER ASSETS AND INFORMATION. AARP will transfer or undertake commercially reasonable efforts to cause to be transferred (by sale or other means) to United (by AARP, its representatives or other GHIP Vendors) such other information as United from time to time may reasonably require in order to perform the Services and provide the SHIP.

4.7 PRUDENTIAL AGREEMENTS. AARP and AARP Trust shall undertake commercially reasonable efforts to enter into such agreements and arrangements with Prudential as may be necessary and appropriate to effectuate the orderly transfer of the Services and SHIP from Prudential to United, including without limitation the Transfer Agreement.

4.8 COOPERATION OF THIRD PARTIES. AARP will undertake commercially reasonable efforts to obtain the cooperation of Prudential, the Member Services Vendor and the Sales and Marketing Vendor in effectuating all of the transactions contemplated hereby.

4.9 OVERSIGHT. AARP will oversee the operations of the GHIP to monitor whether it (i) satisfies the needs of the AARP members and (ii) supports the social welfare mission of the AARP. AARP also will facilitate cooperation among the GHIP Vendors.

4.10 AARP EVALUATIONS. For each Policy Year, in connection with the Operating Plans and premium rate related proposals submitted by United under Sections 3.2.6 and 3.3 hereof, AARP shall evaluate whether or not United has adequately performed the Services and is adequately satisfying the health insurance needs and promoting the social welfare of AARP's members. AARP shall deliver in writing AARP's evaluation of United's provision of the Services within 90 days after the end of the applicable evaluation period.

4.11 OTHER PROGRAMS. AARP and AARP Trust intend to sponsor health care choices for AARP members in an educational manner, giving appropriate consideration to all available options.

4.12 INSPECTION. During normal business hours and upon reasonable notice, AARP Trust shall permit United to inspect all Records reasonably related to the operation of the SHIP maintained by or on behalf of AARP Trust as United may from time to time reasonably request. Such access shall be reasonable in scope, frequency and duration and, to the extent commercially reasonable, shall be via electronic data transfer.

                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES

5.1 REPRESENTATIONS AND WARRANTIES OF UNITED. United hereby represents and warrants to AARP and AARP Trust as follows as of the date hereof.

      5.1.1 ORGANIZATION AND OUTSTANDING. United is a stock insurance company duly organized, validly existing and in good standing under the laws of the State of Connecticut and has the corporate power and authority to own, lease and operate its assets and to carry on its business as it is now being conducted.

      5.1.2 AUTHORIZATION. United has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance by United of its obligations under this Agreement have been duly and validly authorized and approved by all requisite corporate action of United and no other acts or proceedings on its part, including approvals, consents or authorizations by any of its policyholders, are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of United and is enforceable in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and the obligations of debtors generally and by general principles of equity, regardless of whether considered in a proceeding at law or in equity.

      5.1.3 CONSENTS AND APPROVALS. Except as set forth in EXHIBIT 5.1 hereto, no consent, approval, non-disapproval, authorization, ruling, order of, notice to or registration with, any governmental or regulatory authority or any person, partnership, corporation, firm, trust or other entity is required on the part of United in connection with the execution and delivery of this Agreement or the consummation by United of the transactions contemplated hereby.

      5.1.4 ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of United, threatened against United or any properties or rights of United, by or before any court, arbitrator or administrative or governmental body, which action, suit, investigation or proceeding could reasonably be expected to impair the ability of United to perform its obligations under this Agreement.

      5.1.5 NO CONFLICT OR VIOLATION. Except as disclosed in EXHIBIT 5.1 hereto, the execution, delivery and performance of this Agreement and any other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby by United in accordance with the respective terms and conditions hereof and thereof will not (i) violate any provision of United's articles of incorporation, bylaws or other charter or organizational document, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of, accelerate or permit the acceleration of the performance required by, otherwise give any other contracting party the right to terminate, or constitute (with notice or lapse of time, or both) a default under, any contract or other agreement to which United is party or by or to which it or any of its assets or properties may be bound or subject, (iii) violate any order judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon United, or upon the assets, operations or business of United, (iv) violate any Applicable Law that relates to United or to the assets, operations or business of United, which violation might result in any adverse change in the GHIP or impair the ability United to perform its obligations under this Agreement, (v) result in the creation of any lien, charge or encumbrance on any of the assets or properties of United which assets or properties relate to the ability of United to perform its obligations under this Agreement, or (vi) result in the breach of the terms and conditions or cause an impairment of any license or government authorization relating to the policies to be issued by United in connection with the GHIP; which, in any of the cases referred to the preceding clauses
              (i) through (vi) would materially adversely affect the ability of United to perform its obligations under this Agreement.

      5.1.6 LICENSES AND PERMITS. Except as disclosed in EXHIBIT 5.1 hereto, United is duly qualified, has all necessary governmental licenses and permits, and is in good standing in every jurisdiction where the nature of the administration and servicing of the GHIP requires it to be qualified or licensed. There are no pending, or to the knowledge of United, threatened, suits or proceedings with respect to the suspension, revocation, restriction, amendment or nonrenewal of any such governmental license or permit, and no event which (whether with notice or lapse of time or both) will or could result in a suspension, revocation, restriction, amendment or nonrenewal of any such governmental license or permit has occurred. United is not operating under any agreement with the insurance regulatory authority of any state which restricts its authority to do business or requires it to take, or refrain from taking, any action that could adversely impact the administration and servicing of the GHIP.

      5.1.7 COMPLIANCE WITH LAWS. United is in compliance with all Applicable Laws in all jurisdictions in which United is presently doing business, except where the failure to be in compliance with such Applicable Laws would not impair in any material respect United's ability to perform its obligations hereunder.

      5.1.8 DISCLOSURE. No document, certificate or schedule provided by United in connection with this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5.1.9 FINANCIAL CONDITION. United is not insolvent, has not filed or had filed against it a petition in bankruptcy, has not made an assignment for the benefit of creditors or otherwise had a receiver or trustee appointed with respect to its properties or affairs and has not incurred any obligations, contingent or otherwise, which would cause it to become insolvent. EXHIBIT
              5.1.9 hereto sets forth United's current ratings by the two rating agencies identified therein.

5.2 REPRESENTATIONS AND WARRANTIES OF AARP AND AARP TRUST. AARP and AARP Trust hereby jointly and severally represent and warrant to United as follows as of the date hereof.

      5.2.1 ORGANIZATION AND STANDING. AARP is a not-for-profit corporation duly organized, validly existing and in good standing under the laws of the District of Columbia and has the power and authority to own, lease and operate its assets and to carry on its activities as it is now being conducted. AARP Trust is a trust duly organized, validly existing and in good standing under the laws of the District of Columbia and has the power and authority to own, lease and operate its assets and to carry on its activities as it is now being conducted.

      5.2.2 AUTHORIZATION. AARP and AARP Trust each has the full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance by AARP and AARP Trust of their respective obligations under this Agreement have been duly and validly authorized and approved by all requisite action of AARP and AARP Trust and no other acts or proceedings on their part, including approvals, consents or authorizations by any of its members, are necessary to authorize the execution, delivery and performance by AARP and AARP Trust of this Agreement or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of AARP and AARP Trust and is enforceable against them in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and the obligations of debtors generally and by general principles of equity, regardless of whether considered in a proceeding at law or in equity.

      5.2.3 CONSENTS AND APPROVALS. No consent, approval, non-disapproval, authorization, ruling, order of, notice to or registration with, any governmental or regulatory authority or any person, partnership, corporation, firm, trust, or other entity is required on the part of AARP or AARP Trust in connection with the execution and delivery of this Agreement or the consummation by AARP and AARP Trust of the transactions contemplated hereby.

      5.2.4 ACTIONS PENDING. Except as set forth in EXHIBIT 5.2 hereto, there is no action, suit, investigation or proceeding pending, or to the knowledge of AARP or AARP Trust threatened, against AARP or AARP Trust or any properties or rights of AARP or AARP Trust, by or before any court, arbitrator or administrative or governmental body, which could reasonably be expected to impair the ability of AARP or AARP Trust to perform their respective obligations under this Agreement.

      5.2.5 NO CONFLICT OR VIOLATION. The execution, delivery and performance of this Agreement and any other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby by AARP in accordance with the respective terms and conditions hereof and thereof will not (i) violate any provision of the articles of association, bylaws, trust agreement or other charter or organizational document of AARP or AARP Trust, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of, accelerate or permit the acceleration of the performance required by, otherwise give any other contracting party the right to terminate, or constitute (with notice or lapse of time, or both) a default under, any contract or other agreement to which AARP or AARP Trust is a party or by or to which they or any of their assets or properties may be bound or subject,
              (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon AARP or AARP Trust, or upon the assets or operations of AARP or AARP Trust, (iv) violate any statute, law or regulation of any jurisdiction as each statute, law or regulation relates to AARP or AARP Trust or to the assets or operations of AARP or AARP Trust, which violation might result in any adverse change in the GHIP or impair the ability of AARP or AARP Trust to perform their respective obligations under this Agreement, or (v) result in the creation of any lien, charge or encumbrance on assets or properties of AARP or AARP Trust which assets or properties relate to the ability of AARP or AARP Trust to perform their respective obligations under this Agreement; which, in any of the cases referred to in the preceding clauses (i) through (vi) would materially adversely affect the ability of AARP or AARP Trust to perform its obligations under this Agreement.

      5.2.6 COMPLIANCE WITH LAWS. AARP and AARP Trust each are in compliance with all Applicable Laws in all jurisdictions in which they are presently doing business, except where the failure to be in compliance with such Applicable Laws would not impair in any material respect AARP's or AARP Trust's ability to perform its obligations hereunder.

      5.2.7 FINANCIAL CONDITION. Neither AARP nor AARP Trust is insolvent, nor has either filed or had filed against it a petition in bankruptcy, made an assignment for the benefit of creditors or otherwise had a receiver or trustee appointed with respect to its properties or affairs or incurred any obligations, contingent or otherwise, which would cause it to become insolvent.

5.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the parties in this Agreement shall survive the termination hereof for a period of two years.


                                  ARTICLE 6
                           ALLOWANCES AND COMPENSATION

6.1 AARP ALLOWANCE. AARP shall be entitled to receive an allowance for AARP's sponsorship of the SHIP and the license to use the AARP Marks in connection therewith. For each Policy Year, this allowance shall be equal to the sum of (i) four percent of the first $1 billion in Member Contributions plus (ii) two and one-half percent of the Member Contributions in excess of $1 billion. This allowance shall be payable in accordance with Section 6.7 hereof.

6.2   UNITED ADMINISTRATION CHARGES.

      6.2.1   ADMINISTRATIVE SERVICE FEE.

              (a) For all Services other than those services for which specific reimbursement is made pursuant to this Agreement, United shall receive a fee (the
                    "Administrative Service Fee") per SHIP Insured per calendar month in amounts determined as provided in this
                    Section 6.2.1.

              (b) On or prior to October 15, 1997, United will submit for approval by AARP Trust its projected Administrative Service Fees in the form of a cost accounting budget for the provision of the Services to apply to Policy Year 1998. United's submission will be at a sufficient level of detail for AARP Trust to understand and approve expenses by category, substantially as reflected in
                    EXHIBIT 6.2.1(b) hereto. The expenses approved by AARP Trust will constitute the Administrative Service Fees for Policy Year 1998.

              (c) On or prior to October 15, 1998, United will submit for approval by AARP Trust its projected Administrative Service Fees in the form of per member, per month charges, to apply to Policy Years 1999 through 2001. These per member, per month charges may depend on a specific anticipated enrollment level and variables including without limitation key levels of service, such as member enrollment, number of claims per member and changes in the CPI. The expenses approved by AARP Trust will constitute the Administrative Service Fees for Policy Year 1999 through 2001. United's submission will be at a sufficient level of detail for AARP Trust to understand and approve expenses by category, substantially as reflected in EXHIBIT 6.2.1(b) hereto.

              (d) Notwithstanding the foregoing provisions of this Section 6.2, in the event that early transfer occurs and United's administration of the SHIP commences prior to January 1, 1998, then on or prior to October 15, 1997 United may propose for approval by AARP Trust an administrative budget in the form of per member, per month charges to apply in Policy Years 1998 through 2000. United's submission will be at a sufficient level of detail for AARP Trust to understand and approve expenses by category, substantially as reflected in EXHIBIT 6.2.1(b) hereto.

      6.2.2 CHANGES IN ADMINISTRATIVE SERVICE FEE. The parties agree to adjust the Administrative Service Fee payable for any Policy Year if in that Policy Year there occurs any material increase in United's costs resulting from (i) a Change of Law, (ii) an Event of Force Majeure, (iii) a change in the Services or any SHIP Plan made at the request, or with the approval, of AARP or AARP Trust, (iv) a change in the services or products provided by any other GHIP Vendor or (v) any restructuring or reengineering of the manner whereby the Services or any SHIP Plan are provided; provided, that any adjustment in the Administrative Service Fee for any Policy Year made pursuant to this sentence shall be consistent in magnitude with the impact on United's costs of the cause giving rise to the adjustment. The Administrative Service Fee and each factor contributing thereto shall, as appropriate, be calculated on an interpolated basis to the nearest one thousandth of one percent.

      6.2.3 PASS-THROUGH EXPENSES. United will provide AARP Trust with a budget for Pass-Through Expenses pursuant to Section 3.3.2 hereof. United's budget proposal will be at sufficient level of detail to enable AARP Trust to understand and approve specific items. United shall be reimbursed for all Pass-Through Expenses through a charge made in the retrospective experience rating for the SHIP pursuant to
              Section 8.3 hereof for the Policy Year in which the Pass-Through Expense is incurred. Notwithstanding the foregoing, AARP Trust may require that specific Pass-Through Expenses identified in clauses (iii), (v), and (xi) of the definition thereof be capitalized and included in Retention over a period of years specified by AARP Trust, which shall be no longer than that which is consistent with the expected useful life of the item, provided, however, that the capitalization period shall not extend beyond the term of this Agreement. Any such Pass-Through Expenses, together with interest at the Amortization Interest Rate, shall be charged over the specified term in equal annual installments.

      6.2.4 START-UP COSTS. AARP shall request Prudential to pay United for any Start-Up Costs and shall authorize Prudential to pay such Start-Up Costs. United shall provide Prudential with an itemized statement of such Start-Up Costs for the period ending December 31, 1996 and for each calendar quarter (or portion thereof) through and including the Commencement Date. AARP shall request Prudential to pay the invoiced amounts within 30 days of receipt. Any such Start-Up Costs which are either (i) not billed to Prudential as of the Commencement Date or (ii) billed to Prudential as of the Commencement Date but not paid in due course shall be charged to the experience rating for the SHIP pursuant to Section 8.3 hereof. Notwithstanding the foregoing, AARP Trust may require that specific Start-Up Expenses be capitalized and included in Retention over a period of years specified by AARP Trust, which shall be no longer than that which is consistent with the expected useful life of the item, provided, however, that the capitalization period shall not extend beyond the term of this Agreement. Any such Start-Up Cost, together with interest at the Amortization Interest Rate, shall be charged over the specified term in equal annual installments.

      6.2.5 PERFORMANCE CHARGES. United shall be accountable for the attainment of standards of performance described in EXHIBIT
              3.2.5 hereto. If United fails to satisfy the applicable performance standards, it shall be subject to the charges specified in EXHIBIT 3.2.5 hereto. United shall measure performance against these standards on a continuous basis and shall report to AARP quarterly. As part of the preparation of the annual accounting, United shall prepare a report showing actual performance for the Policy Year compared with the agreed standards, and the amount of penalty owing (if any). United's Administrative Service Fees will be adjusted by the amount of any charges payable for the Policy Year. The maximum charge that shall be payable with respect to any Policy Year will be (***) of United's
              Administrative Service Fees for the year. AARP will have the right to conduct an independent audit of United's reporting and administration to verify the charges payable.

6.3 UNITED RISK AND PROFIT CHARGES. United shall be entitled to receive compensation for assuming the risk associated with the SHIP. Such compensation payable to United for a Policy Year shall equal the product of the Compensation Percentage multiplied by the SHIP Net Premiums for such Policy Year. The Compensation Percentage shall equal the sum of the Basic Percentage (determined pursuant to Section 6.3.1 hereof) and the Incentive Percentage (determined pursuant to Section
      6.3.2 hereof); provided, however, that in no event shall the Compensation Percentage be less than (***) for any Policy Year.

      6.3.1 BASIC PERCENTAGE. The Basic Percentage for a Policy Year will be determined by reference to the RSF Balance Percentage (determined as of the end of the previous Policy Year) in accordance with the following table:


                                      Basic Percentage
                ---------------------------------------------------------------
                 FIRST          SECOND       THIRD      FOURTH    FIFTH AND
                 POLICY         POLICY       POLICY     POLICY    FOLLOWING
                 YEAR           YEAR         YEAR       YEAR      POLICY YEARS
                 ----           ----         ----       ----      ------------

                                        (***)


*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

                                      BASIC PERCENTAGE
                ---------------------------------------------------------------
                 FIRST          SECOND       THIRD      FOURTH    FIFTH AND
                 POLICY         POLICY       POLICY     POLICY    FOLLOWING
                 YEAR           YEAR         YEAR       YEAR      POLICY YEARS
                 ----           ----         ----       ----      ------------

                                        (***)

              Coincident with any adjustment in the (***) agreed to by the parties pursuant to (***) hereof, the foregoing table will be realigned such that the applicable (***) for the new (***) will be the same as the (***) for the (***) level above. The (***) shall be interpolated to the nearest one-thousandth of (***) if the (***) falls between any of the (***) specified in the foregoing table.

      6.3.2 INCENTIVE PERCENTAGE. The Incentive Percentage for a Policy Year will be based on the Performance Experience for such Policy Year in accordance with the following table:

                                     INCENTIVE  PERCENTAGE
                             --------------------------------------

                                  FIRST             THIRD AND
              PERFORMANCE          TWO              FOLLOWING
              EXPERIENCE       POLICY YEARS        POLICY YEARS
              ----------       ------------        ------------

                                    (***)

              The Incentive Percentage shall be interpolated to the nearest one-thousandth of one percent if the Performance Experience falls between the ranges specified in the foregoing table. The Incentive Percentage applicable at any time during

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              a Policy Year shall be determined by reference to United's best estimate of the year-to-date Performance Experience.

      6.3.3 TAX CHANGES. The Risk and Profit Charge has been negotiated on the basis of the federal income Tax rates and methodologies currently applicable to United with respect to its ordinary income. If such rates or methodologies are changed, other than as a result of a voluntary change by United, AARP Trust or United may propose for approval by the other, which approval shall not be unreasonably withheld, that the Risk and Profit Charge set forth in this Section 6.3 be changed so as to yield United the same rate of return as would have applied had there been no such change in such Tax rates or methodologies.

6.4 INVESTMENT INCOME CREDITS. As a part of the retrospective experience rating for the SHIP (as described in Section 8.3 hereof), the Retention for the SHIP for each Policy Year shall include a credit for the amount of United's investment income (the "Investment Income Credit") that is deemed to be associated with the SHIP, in accordance with the following provisions.

      6.4.1 SHIP PORTFOLIO. For the purpose of determining the Investment Income Credit, United will maintain for the SHIP separate accounting for a distinct portfolio or portfolios of assets (the "SHIP Portfolio") associated with the SHIP. Such assets shall be owned by and shall remain part of the general account of United. The assets of the SHIP Portfolio shall be credited with investment income from the date of deposit to the date of withdrawal.

      6.4.2 CASH TRANSFERS. Cash transfers shall be made to and from the SHIP Portfolio with respect to the following items:

              (a)   SHIP Net Premiums received.

              (b)   Claims paid.

              (c)   Amounts Paid with respect to Incurred Premium Refunds.

              (d) Target Retention: One-twelfth of the Target Retention, gross to the Investment Income Credit and net of Vendor Operating Expenses and Vendor Pass-Through Expenses, for the Policy Year, which transfer shall be made on the fifteenth day of each calendar month (or next following Business Day).

              (e) Annual Accounting Settlement: A transfer will be made to reflect the difference between the Target Retention gross to the Investment Income Credit and net of the Vendor Operating Expenses and the Vendor Pass-Through Expenses and the actual Retention gross to the Investment Income Credit and net of the Vendor Operating Expenses and the Vendor Pass-Through Expenses. The transfer identified in the immediately preceding sentence will be made as soon as possible after the review pursuant to Section 8.5 hereof has been completed, and will include interest accrued at the Investment Income Credit Rate for that Policy Year from the midpoint of the Policy Year to the time at which the transfer occurs.

              (f) Any other credits or charges made under this Agreement or otherwise agreed to by United, AARP and AARP Trust, including without limitation any charges made pursuant to
                    Section 6.4.3(c) hereof. If the credit does not result from an identifiable cash flow item, then the cash transfer in respect of any such item will be made at the time the credit or charge becomes effective, or at such other time as is agreed to by United, AARP and AARP Trust.

      6.4.3 INVESTMENT INCOME CREDIT CALCULATION. The Investment Income Credit for a given Policy Year shall be equal to the sum of the following:

              (a) the interest and dividend income earned on the assets of the SHIP Portfolio during that Policy Year, as determined according to the accounting principles underlying United's statutory annual statement (the "statutory accounting rules"), plus

              (b) the capital gains and losses realized on the assets of the SHIP Portfolio during that Policy Year, as determined according to statutory accounting rules then in effect, less

              (c) investment management fees and corporate accounting and other portfolio administration costs payable to United, each in such amounts as may be agreed among the parties from time to time.

      6.4.4 INVESTMENT INCOME CREDIT RATE. The Investment Income Credit Rate for a given Policy Year shall be calculated as follows:

              (a) the amount of the Investment Income Credit for that Policy Year, divided by

              (b) the amount, determined as nearly as practicable, of the average invested assets in the SHIP Portfolio during that Policy Year, with appropriate adjustment for interest and dividends received.

      6.4.5 INVESTMENT STRATEGY. The funds in the SHIP Portfolio shall be invested according to a written investment strategy. The investment strategy shall be proposed by United, and shall be subject to approval by AARP Trust.

      6.4.6 INVESTMENT MANAGER. The investments held in the SHIP Portfolio shall be managed by employees of United or its affiliates, or by another investment manager or managers selected by United and approved by AARP Trust. If at any time United and AARP Trust shall not have agreed to any investment manager, United may employ for this purpose any investment manager or managers that at that time each manage at least ten percent of the admitted invested assets of United's combined insurance companies, or ten percent of the consolidated invested assets of United and its affiliates (exclusive of the assets of the SHIP Portfolio) determined as of the December 31 last preceding.

      6.4.7 INVESTMENT PERFORMANCE; OWNERSHIP. United does not guarantee the preservation of the principal amount of the assets comprising the SHIP Portfolio, and does not guarantee the achievement of any specific rate of return on the assets comprising the SHIP Portfolio. United shall not impose any investment liquidation charge in connection with the scheduled termination of this Agreement. The SHIP Portfolio shall not constitute an asset of AARP or AARP Trust, nor shall AARP or AARP Trust have any interest in the income derived therefrom.

6.5 TAX-TIMING EXPENSE. United shall be compensated for the tax-timing costs identified in EXHIBIT 6.5 hereto (collectively the "Tax-Timing Expenses") through a charge made in the retrospective experience rating for each of the items described in EXHIBIT 6.5 hereto. The charges will generally be a function of United's marginal federal and state income Tax rate for the rating period ("United's Tax Rate") and the Investment Income Credit Rate for that period.

6.6   TAX REIMBURSEMENT.

      6.6.1 IN ORDINARY COURSE. United shall be entitled to charge or credit the retrospective experience rating for the SHIP (as described in Section 8.3 hereof) for any costs, losses, damages, liabilities, amounts paid in settlement, and out-of-pocket costs and expenses (including reasonable fees, charges and expenses of outside attorneys and other outside experts and advisors, but excluding any penalties or fines except as expressly provided in clause (iv) below) incurred by

              United and its affiliates with respect to the following: (i) a Change of Law with respect to Taxes; (ii) Taxes payable by United in respect of its receipt of the Transferred Assets (as more fully provided in Sections 3.6.2 to 3.6.4 hereof); (iii) any Taxes arising from audit adjustment of any Tax Return of United, including any carryover adjustments; or (iv) penalties or fines on any Taxes to the extent caused by the action or inaction of Prudential or any GHIP Vendor other than United, or to the extent arising from a position taken at the direction of or with the express consent of AARP or AARP Trust; provided, however, that nothing herein shall entitle United to recover more than once for any item hereunder.

      6.6.2 AUDIT ADJUSTMENTS. To the extent that United's Tax Returns are adjusted upon examination so as to eliminate, reduce, increase or create tax timing costs for prior periods, the charges for prior tax-timing costs shall be recalculated to be consistent with such adjustment including any carryover adjustments. The difference between the charge previously made and the recalculated charge shall be reflected in the retrospective experience rating of the SHIP (as described in Section 8.3 hereof) for the Policy Year in which such adjustment is agreed to by United and such taxing authority. United shall notify AARP Trust concerning the existence of any audit of its Tax Returns having a potential impact upon the SHIP, and shall consult with AARP Trust regarding its strategy and position with regard to any such audit.

      6.6.3 GROSS UP. United shall be entitled to make a change in the retrospective experience rating of the SHIP (as described in Section 8.3 hereof) for any Gross Up related to any tax reimbursement amount to which United is entitled pursuant to clauses (ii) and (iv) of Section 6.6.1 hereof.

      6.6.4 VALUATION OF TRANSFERRED ASSETS. United shall employ a qualified valuation expert to determine the value of the Transferred Assets. The cost of such valuation shall constitute a Pass-Through Expense.

      6.6.5 UPON TERMINATION. In the event of a termination with a successor carrier under Section 10.4 hereof: (i) AARP shall cause such successor carrier to reimburse and indemnify United for items contained in Sections 6.6.1, 6.6.2 and 6.6.3 hereof to the extent United has been unable to recover such items prior to termination pursuant to such Sections 6.6.1, 6.6.2 and 6.6.3; and (ii) United shall credit to the final accounting any DAC Tax gain that results from the recording of reinsurance premiums payable to a successor carrier at termination as negative considerations.

6.7 PAYMENT OF ALLOWANCES AND COMPENSATION. The Vendor Operating Expenses and Vendor Pass-Through Expenses payable to the GHIP Vendors other than United, the SHIP Net Premiums payable to United and the allowances payable to AARP described in this Article 6 shall be paid monthly out of the Member Contributions actually received by the Member Services Vendor on behalf of AARP Trust, on the tenth day of the month following the month for which the Member Contributions apply.

6.8 REGULATORY IMPACT. In the event of the occurrence of a Change of Law having a material cost impact upon the provision of the SHIP and delivery of the Services by United hereunder, the parties agree promptly and in good faith (i) to renegotiate the compensation provisions hereof and (ii) to review the adequacy of the Member Contributions then in effect and to revise the Member Contribution rates and Target Loss Ratio as reasonably appropriate.

6.9 OWNERSHIP OF FUNDS. AARP Trust shall hold title to all funds held in AARP Trust accounts.


                                   ARTICLE 7
             PROPERTY RIGHTS IN AND CONFIDENTIALITY OF INFORMATION

7.1   MEMBER INFORMATION.

      7.1.1 CLAIMS DATABASES. From and after the Commencement Date, United shall maintain the Claims Databases, which will be transferred to United as provided in Sections 3.1.4 and 4.4 above. Subject to the provisions of Section 7.3 hereof, all information contained in the Claims Databases is and at all times shall remain the exclusive property of United. Notwithstanding the foregoing, United and its affiliates may not utilize any information contained in the Claims Databases except (i) in connection with provision of the SHIP and the performance of the Services in the manner contemplated hereby, (ii) for research, analysis and valuation purposes, (iii) for incorporation and use in their normative databases, (iv) for regulatory reporting and reinsurance purposes, (v) as required by law, (vi) for reporting to management and (vii) in external or internal audits. Any use of Claims Database information for the purposes specified in clauses (ii) and (iii) of the preceding sentence shall not be directly or indirectly identifiable to AARP, AARP Trust or any AARP member.

      7.1.2 OTHER INFORMATION. United and its affiliates will have access, on terms easonably acceptable to AARP and AARP Trust, to the SHIP Databases and to such other Records containing AARP member names and addresses as reasonably required in order to enable United to communicate information concerning the SHIP and related matters to AARP members. In addition, subject to prior approval by AARP, United may have access to other Records concerning the AARP membership for the operation of the SHIP and performance of United's obligations hereunder. Subject to the provisions of Section 7.2 hereof, all such Records, including the names and addresses of AARP members, mailing lists, inquiry lists and buyers lists, are and at all times shall remain the exclusive property of AARP. At any time upon request by AARP, United shall return to AARP all Records pertaining to such information; provided, however, that United may retain such Records as are necessary for the continued servicing of the SHIP for as long as reasonably required for such purpose. The use of all such Records by United will be restricted exclusively to the provision of the SHIP and the performance of the Services in the manner contemplated hereby.

7.2   MEMBER COMMUNICATIONS.

      7.2.1 AARP OWNERSHIP. All communications to AARP members pertaining to the SHIP, including without limitation scripts, solicitation materials and other written materials mailed on behalf of AARP to any members, shall be the property of AARP, to the extent specifically identified by United or AARP, as the case may be, as developed and used exclusively for the SHIP. AARP shall have the sole right to copyright all or any of such pieces as it considers appropriate to the fullest extent permitted by law; provided, however, that AARP shall not have the right to copyright the United Marks. United acknowledges that it has no proprietary or ownership rights in any of such materials except to the extent that AARP shall authorize United to use them in connection with assisting AARP in informing the membership of availability of coverage under the SHIP. AARP acknowledges that it has no proprietary or ownership rights or copyright rights with respect to any materials that were developed by United prior to the date hereof or are hereafter developed by United other than for use in connection with the SHIP.

      7.2.2 AARP APPROVAL. All written communications and all scripted oral communications specifically directed to AARP members, whether insured or uninsured members, and all other written communications sent on behalf of AARP to any of such persons, shall be submitted by United to AARP for AARP's approval in advance of dissemination which approval shall not be unreasonably withheld with respect to any communication required by Applicable Law.

7.3 RETURN UPON TERMINATION. Upon termination of this Agreement and at AARP's direction, United shall turn over to AARP and/or to any person designated by AARP (or required by Applicable Law) all records specified in Sections 7.1 and
      7.2 hereof then in the possession or control of United or its agents, and shall retain no such information, other than (i) Records relating to persons who remain covered by insurance policies issued by United, if any, (ii) records relating to claims still being processed by United (which shall be transferred as provided in this Section 7.3 upon the completion of such processing), (iii) Records utilized for the purposes described in clauses (ii) through (vii) of the third sentence of Section 7.1.1 hereof (provided such information is not directly or indirectly identifiable to AARP, AARP Trust or any AARP member) and
      (iv) Records that United is required to maintain pursuant to Applicable Laws or for reinsurance purposes. Upon AARP's request, United shall delete from its Records all AARP-specific information, including without limitation AARP membership names, addresses and numbers, except to the extent United is required to retain any such Records by Applicable Law. AARP shall retain inspection rights as reasonably required to verify the deletions, subject to such limitations as reasonably required by United to maintain the confidentiality of its business records.

7.4   UNITED MARKS AND MARKS DEVELOPED FOR THE SHIP.

      7.4.1 UNITED MARKS. AARP and AARP Trust acknowledge that many of the materials to be used in connection with the SHIP may contain some or all of the trademarks, service marks, logos, slogans and other intellectual property which are the property of United and which have been duly registered or identified to AARP by United for United's exclusive use (collectively, the "United Marks"). AARP and AARP Trust agree that they do not have, and by reason of this Agreement will not acquire, any property right or rights to use such United Marks without United's prior written consent. In the event of termination of this Agreement, AARP and AARP Trust will not use such United Marks without the express written consent of United. AARP, at United's expense, will reasonably cooperate with United in protecting, defending and registering the United Marks.

      7.4.2 DEVELOPED MARKS. As used herein, "Developed Marks" means marks, names and/or slogans which are developed by AARP, AARP Trust and one or more GHIP Vendors to be used in conjunction with the GHIP which do not include the United name or logo. The Developed Marks shall be as from time to time set forth in
              EXHIBIT 7.4.2 hereto. Either AARP or United may unilaterally amend EXHIBIT 7.4.2 hereto, upon 30 days' notice to the other, to include any new Developed Mark. United agrees that it has no property or other rights in any Developed Mark and in the event of termination of this Agreement will not use the Developed Marks without the express written consent of AARP.

7.5 SECURITY ARRANGEMENTS. United shall not give any lists, information, data or other materials referred to in Sections 7.1 and 7.2 hereof (except as expressly permitted thereby or as requested by regulators pursuant to Applicable Laws) to any person not a party to this Agreement (other than other GHIP Vendors as contemplated hereby and the parties referred to in Section 7.6.2(b) hereof) except another GHIP Vendor and any direct or indirect affiliate or majority-owned subsidiary of United without the prior written consent of AARP and without the execution by such other GHIP Vendor or person of a security and confidentiality agreement, drafted by and/or acceptable to AARP, to safeguard the confidentiality of such lists, information, data or other materials and to protect against unauthorized access to data stores across transmission facilities. United will develop and test on an ongoing basis disaster recovery and business resumption plans to maintain both systems and operations to ensure that: (i) if provision of the Services is interrupted, the Services will be resumed within 48 hours, and (ii) if the Records containing AARP membership lists, information, data or other materials concerning AARP members that United has in its possession be destroyed or damaged, such lists, information and data shall be recovered by United within seven business days. United will submit both such plans to AARP for its approval within 90 days of the Commencement Date. United will submit updated versions of both such plans to AARP for its approval by March 31 of each year commencing 1998. United will test the disaster recovery plan annually, and will test the business resumption plan biannually, and will submit the results of such testing to AARP, commencing with 1998.

7.6   PROPRIETARY INFORMATION.

      7.6.1 PROPRIETARY INFORMATION. As used herein, "Proprietary Information" means information relating to the business or affairs of any party hereto which has been identified as confidential, or which from the circumstances in good faith should be treated as confidential, including, but not limited to, (a) commercial, technical, contractual and financial information, (b) descriptions, know-how and marketing plans with respect to the Services, the GHIP and United, (c) software, firmware, computer programs and elements of design relating thereto, and strategic information systems plans and applications, data and technology architectures related thereto, (d) information regarding trade secrets, (e) patents, service marks and trademarks, (f) customer and member information, (g) procedures, manual and guides, (h) information regarding the present or future business or products of any party hereto, charges for services, products and other items provided by such party to patients, other pricing information and contract terms between such party and health maintenance organizations, preferred provider organizations, insurance companies and other third party payors, (i) this Agreement, the other Contract Documents and the Associated Agreements and (j) all notes, analyses, compilations, studies, plans or other documents prepared by a party which contain or otherwise directly reflect any

              Proprietary Information. Notwithstanding the above definition of Proprietary Information, information received from a party hereto shall not be deemed to be Proprietary Information and the Recipient shall have no confidentiality obligations with respect to such information which is: (i) already known to the Recipient from sources other than the Discloser provided that such source is not known by the Recipient to be bound by a confidentiality agreement with the Discloser or otherwise to be prohibited from disclosing such information to the Recipient by a contractual, legal or fiduciary obligation; (ii) publicly known through no wrongful act of the Recipient; (iii) received by the Recipient from a third party without similar restriction and without breach of this Agreement; (iv) independently developed by the Recipient; (v) approved for release to a third party by written authorization of the Discloser; or (vi) disclosed pursuant to the lawful requirement of a court of competent jurisdiction or government or regulatory agency or authority.

      7.6.2   COVENANTS.

              (a) Each party hereto acknowledges and agrees that from time to time in connection with such party's obligations under this Agreement or the other Contract Documents, such party will be given or have access to certain Proprietary Information. All Proprietary Information is and shall remain exclusively the property of the party disclosing such Proprietary Information (the "Discloser") and the Discloser shall retain all right, title and interest therein. The party hereto receiving such Proprietary Information (the "Recipient") shall hold in confidence and safeguard all such Proprietary Information and the Recipient shall make use of any such Proprietary Information solely for the purposes of performing its obligations under the Contract Documents or any Associated Agreement. Each Recipient shall use all reasonable efforts not to disclose, reveal or communicate any Proprietary Information to any other party except subcontractors, consultants, auditors, reinsurers, representatives and agents and parents, subsidiaries, affiliates, successors and assigns, and each of their respective officers, directors and employees, who need the information to accomplish purposes permitted by this Agreement or the other Contract Documents and who have been properly advised of the obligations of the Recipient hereunder.

              (b) Each party agrees to take all action reasonably necessary or appropriate to maintain the confidentiality of the Proprietary Information. Each party shall be responsible for the compliance by its officers, directors, partners, employees, consultants, agents and any other individuals in privity with such party with each and every provision of this Agreement applicable to such party.

              (c) No other rights or obligations other than those expressly recited herein are to be implied by this Agreement with respect to trademarks, service marks, patents, inventions, copyrights and other Proprietary Information.

              (d) Each party acknowledges and agrees that, except as expressly recited herein, no license under any patents, licenses, service marks or trademarks of any party is granted by this Agreement or by any disclosure of Proprietary Information hereunder.

              (e) Each party agrees that it shall not use (including, but not limited to, using the Proprietary Information to replicate the business systems, procedures or processes used by United or AARP with respect to the GHIP), copy, reproduce, distribute or disseminate in whole or in part, any Proprietary Information of another party or GHIP Vendor other than as contemplated hereunder.

              (f) In the event that any Recipient is required to disclose Proprietary Information under clause (vi) of Section
                    7.6.1 above, such party shall notify the Discloser of such Proprietary Information as soon as practicable and in any event prior to any actual disclosure taking place so that AARP and/or the Discloser may seek an appropriate protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the Recipient may only furnish that portion (and only that portion) of the Proprietary Information, which in the opinion of the Recipient's counsel, the Recipient is legally compelled to disclose.

7.7   PROPRIETARY AND DEVELOPED SYSTEMS.

      7.7.1 PROPRIETARY SYSTEMS. The entire right, title and interest in all business systems, procedures, processes, inventions, discoveries, improvements or other technology owned by United as of the dated hereof or developed solely by or on behalf of United after the date hereof other than in connection with the Services and the SHIP (collectively, the "Proprietary Systems") shall be owned by United.

      7.7.2 DEVELOPED SYSTEMS. Subject to such rights set forth herein, the entire right, title and interest in all business systems, procedures, processes, inventions, discoveries, improvements or other technology related to the SHIP or the Services and all processes or uses relating thereto, whether or not patentable, jointly developed by United, its contractors, one or more GHIP Vendors and/or AARP hereunder or in connection with Services and the SHIP, including for such purpose any otherwise Proprietary System which is modified for use in connection with the SHIP where the cost of such modifications is charged to the SHIP (collectively, the "Developed Systems") shall be owned as agreed among the parties developing the same. The Developed Systems shall be as from time to time set forth on EXHIBIT
              7.7.2 hereto.  Either AARP or United unilaterally may amend
              EXHIBIT 7.7.2 hereto, upon 30 days' notice to the other, to include any new Developed System. Deletion of any Developed System from EXHIBIT 7.7.2 hereto shall require the approval of both AARP and United.


                                   ARTICLE 8
                             RESERVE REQUIREMENTS;
                            RATE STABILIZATION FUND

8.1 PURPOSE OF RESERVES. United shall establish and maintain in accordance with Applicable Laws all reserves which United reasonably determines are necessary to meet United's obligations under the SHIP, including but not limited to claim reserves, Loss Adjustment Expense Reserves, Active Life Reserves, extension-of-benefits reserves and the RSF. Reserves established by United for the pricing and experience rating of the SHIP shall be subject to review by an AARP Trust consulting actuary.

8.2 RATE STABILIZATION FUND. To maximize rate stability, to fulfill risk-sharing objectives and to protect the interests of SHIP Insureds, a rate stabilization fund (the "RSF") like that referenced in Code section 807(c)(6) shall be established and maintained in connection with the SHIP Plans. On or about the Commencement Date, United will accept transfer from Prudential of the funds comprising the then existing rate stabilization fund for the health insurance plans under the Existing Program, which funds will initially comprise the RSF. United will seek to maintain the RSF Balance Percentage within (***) of the target RSF Balance Percentage determined pursuant to Section 3.3.7(d) hereof. To the extent that the RSF Balance Percentage exceeds the applicable target RSF Balance Percentage, United shall be required to submit to AARP Trust recommendations for reducing the excess through premium holidays for SHIP Insureds or by other means.

8.3 EXPERIENCE RATING. Periodically, but at least annually after the end of each Policy Year, United shall determine the retrospective experience rating for the SHIP (including any SHIP Policy reinsured by United, in whole or in part) in accordance with this Section 8.3.

      8.3.1 EXPERIENCE RATING DEFICIT. A Policy Year results in a deficit if for such year the SHIP Gross Premiums are less than the sum of (i) Retention, (ii) Incurred

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              Claims and (iii) Incurred Premium Refunds. Any such deficit shall be charged to the RSF; provided, however, that in no event shall the RSF Balance be less than zero. Any deficit not chargeable to the RSF shall be treated as a deficit carryforward (a "Deficit Carryforward") and credited to the Deficit Carryforward Account.

      8.3.2 EXPERIENCE RATING GAIN. A Policy Year results in a gain if for such year and for such policy, the SHIP Gross Premiums exceed the sum of (i) Incurred Claims, (ii) Retention and (iii) Incurred Premium Refunds. Any portion of the gain up to (***) of the gain shall be applied to reduce the Deficit Carryforward Account balance (but not below zero). Any remaining portion of the gain shall be credited to the RSF.

8.4 MONTHLY REVIEW AND INTERIM ADJUSTMENT. Following the end of each month, United shall estimate, and report to AARP, the retrospective experience rating for the SHIP Plans reflecting the experience through the month just ended. United may from time to time make interim Policy Year adjustments to the RSF following the same principles described in
      Section 8.3 hereof.

8.5 ANNUAL REVIEW AND RECONCILIATION. Following the end of each Policy Year, AARP Trust and United shall perform an annual review and reconciliation of the RSF. The review process shall determine the actual experience of the SHIP for the Policy Year. The reconciliation process shall compare the actual experience for the Policy Year most recently ended with the target experience for that year, taking into account any interim policy year RSF adjustments described in Section
      8.4 hereof, and make a final adjustment to the RSF in accordance with the provisions of Section 8.3 hereof. The annual review and reconciliation shall be completed by June 30 of the year following the Policy Year.

8.6 DISPOSITION UPON TERMINATION. Upon termination of this Agreement, United shall dispose of the RSF Balance and other SHIP related reserves as provided in Section 10.4 or 10.5 hereof, as applicable.


                                   ARTICLE 9
                      INTERACTION WITH OTHER GHIP VENDORS

9.1 GENERAL. Certain services necessary for the provision of the SHIP will be provided by the Member Services Vendor and the Sales and Marketing Vendor. To operate effectively within the GHIP business model, United shall interact with such other GHIP Vendors, as more fully provided in this Article 9. United's Representative shall act as the principal liaison between United and the other GHIP Vendors.

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

9.2   MEMBER SERVICES VENDOR.

      9.2.1 RESPONSIBILITIES. The Member Services Vendor generally will be responsible for the following four primary functions with respect to all SHIP Products:

              (a) centralized billing and collection support for the generation of individual and combined billing statements for all SHIP Products and collection, allocation and transfer of all funds received;

              (b) enrollment processing for all SHIP Products (excluding eligibility determination, which shall be the responsibility of United);

              (c) fulfillment of AARP requests for information regarding SHIP Products, transmission of enrollment materials and printing in support of billing and marketing activities;

              (d) maintenance of a member call center to provide centralized level one support to AARP members for all SHIP Products; and

              (e) a telemarketing program to cover telemarketing activities for SHIP products.

      9.2.2 AGREEMENT. Prior to the Commencement Date, United shall use commercially reasonable efforts to enter into an agreement with the Member Services Vendor in a form approved by AARP, which approval shall not be unreasonably withheld, which shall govern the relationship between United and the Member Services Vendor. United shall provide AARP with a copy of the agreement proposed to be entered into between it and the Member Services Vendor not less than 20 Business Days prior to its proposed execution date. AARP shall use commercially reasonable efforts to provide comments on such proposed agreement to United within 15 Business Days of AARP's receipt thereof. The agreement shall incorporate performance standards applicable to the relationship between United and the Member Services Vendor reasonably acceptable to AARP and United and insurance requirements comparable to those applicable to United pursuant to Section 13.6 hereof, and shall be consonant with existing performance standards among AARP and the several GHIP Vendors.

9.3   SALES AND MARKETING VENDOR.

      9.3.1 RESPONSIBILITIES. The Sales and Marketing Vendor generally will be responsible for the following three primary functions with respect to all SHIP Products:

              (a)   general analysis and planning for marketing;

              (b)   creative development of multimedia marketing materials; and

              (c) production and fulfillment of direct mail marketing campaigns.

      9.3.2 AGREEMENT. Prior to the Commencement Date, United shall use commercially reasonable efforts to enter into an agreement with the Sales and Marketing Vendor, in a form approved by AARP, which shall govern the relationship between United and the Sales and Marketing Vendor. United shall provide AARP with a copy of the agreement proposed to be entered into between it and the Sales and Marketing Vendor not less than 20 Business Days prior to its proposed execution date. AARP shall use commercially reasonable efforts to provide comments on such proposed agreement to United within 15 Business Days of AARP's receipt thereof. The agreement shall incorporate performance standards applicable to the relationship between United and the Sales and Marketing Vendor reasonably acceptable to AARP and United and insurance requirements comparable to those applicable to United pursuant to Section 13.6 hereof, and shall be consonant with existing performance standards among AARP and the several GHIP Vendors.

      9.3.3 AARP APPROVAL RIGHTS. United and the Sales and Marketing Vendor shall make available to AARP for AARP's review and approval prior to distribution to AARP members all communications pertaining to the SHIP. United, AARP and the Sales and Marketing Vendor will cooperate in coordinating the review of proposed communication materials so that any applicable regulatory requirements and agreed-upon release dates can be met.

9.4   VENDOR INTERACTION.

      9.4.1 DEFAULTS BY OTHER GHIP VENDORS. Notwithstanding any other provision hereof to the contrary, the failure of United timely to perform any of its obligations hereunder as a result of the failure or refusal of any other GHIP Vendor to perform its obligations under any Associated Agreement shall not give rise to a breach by United of its obligations hereunder and shall not entitle AARP and AARP Trust to receive any damages from United hereunder (including any penalty set forth in Section
              6.2.5 hereof) or expose United to any financial penalty hereunder.

      9.4.2   ACCESS TO INFORMATION.

              (a) The GHIP Vendors other than United shall have the right to inspect and audit the Records maintained by United pertaining to the Services and the SHIP (excluding information contained in the Claims Databases (other than paid claim data) which is and shall remain the property of United as a more fully provided in Article 7 hereof) which are material to the performance by any GHIP Vendor of its obligations relating to the GHIP; provided, however, that the foregoing rights to audit and inspect shall not apply to any Records relating to the compensation of United, provided that such Records are subject to annual independent audit, a copy of which is timely provided to the other GHIP Vendors.

              (b) AARP shall cause the Associated Agreements between it and each GHIP Vendor to grant United the right to inspect and audit all Records maintained by any other GHIP Vendor pertaining to the GHIP which are material to the performance by United of its obligations hereunder (including without limitation Records pertaining to satisfaction of service standards or performance standards); provided, however, that the foregoing rights to inspect and audit shall not apply in respect of any Records relating to the compensation of another GHIP Vendor, provided that such Records are subject to annual independent audit, a copy of which audit is timely provided to United.

              (c) The rights to inspect and audit granted to any person pursuant to clauses (a) or (b) above shall be during normal business hours, upon reasonable notice and reasonable in scope, frequency and duration, and shall be subject to confidentiality requirements comparable to those of Section 7.6.2 hereof.

9.5   GOVERNANCE OF INTERVENDOR DISPUTES.

      9.5.1 GENERAL. The GHIP Vendors shall in good faith attempt to resolve any dispute or claim arising out of or relating to the GHIP, including, but not limited to, the interpretation of agreements between GHIP Vendors (for the purposes of this section, individually, a "Program Agreement"). In order to resolve matters that the parties are unable to resolve in the ordinary course of business, each Program Agreement will incorporate the provisions of this Section 9.5.

      9.5.2 VENDOR REPRESENTATIVES. Resolution of all Program Issues is the primary responsibility of the GHIP Vendors representatives appointed from time to time (the "Representatives"). EXHIBIT
              9.5.2 hereto, shall identify a Managing

              Representative (the Managing Representative) for each GHIP Vendor. Each of the foregoing shall have authority to bind his principal in connection with the resolution of the Program Issue. EXHIBIT 9.5.2 hereto shall be deemed modified to reflect any changes in the Managing Representative of any GHIP Vendor as to which such GHIP Vendor may notify the parties hereto from time to time.

      9.5.3 INFORMAL DISPUTE RESOLUTION. By entering into a Program Agreement, each GHIP Vendor agrees that all disagreements, claims, controversies or disputes not resolved in the ordinary course of business arising in connection with or under the GHIP or any Associated Agreement (individually, a "Program Issue" and collectively, "Program Issues") shall be resolved in accordance with the provisions of this Section 9.5 and subject to the following principles:

              (a) all Program Issues shall be resolved as informally and expeditiously as possible giving greatest consideration to the orderly and efficient operation of the GHIP;

              (b) to the extent that any Program Issue involves a matter that may have an adverse effect on the operation of the SHIP (such portion of the Program Issue being hereinafter referred to as an "Operational Issue"), each affected GHIP Vendor shall use its best efforts to remedy the Operational Issue on a first priority basis in a manner which preserves the orderly and efficient operation of the GHIP on an interim and permanent basis; and

              (c) each affected GHIP Vendor shall promptly inform AARP, United and the Member Services Vendor of the existence and nature of any Program Issue, and shall consult with AARP, AARP Trust and the Member Services Vendor (unless the Member Services Vendor is an affected vendor with respect to the Program Issue) regarding the status of the Program Issue until the same is resolved.

      9.5.4    MEDIATION.

              (a) Any GHIP Vendor which determines that a Program Issue exists shall promptly provide written notice of the Program Issue to the Managing Representative of each other GHIP Vendor who is reasonably likely to be affected by the Program Issue, to AARP and to the Member Services Vendor. The Representatives of the affected GHIP Vendors who have experience in the functional area that is the subject of the Program Issue shall meet promptly and use commercially reasonable efforts to resolve the Program Issue.

              (b) Should the Representatives be unable to resolve the Program Issue within ten days of the date notice is first sent, the Program Issue shall be referred for resolution to the Managing Representatives of the affected GHIP Vendors.

              (c) Should the Managing Representatives of the affected GHIP Vendors be unable to resolve the Program Issue within the next five days after the Program Issue is referred to them, then any affected GHIP Vendor may elect by written notice to each other affected GHIP Vendor to submit the Program Issue to mediation in Washington, D.C. under the CPR Model, except as expressly modified by the provisions hereof. There shall be one mediator, who shall be jointly selected by all the affected GHIP Vendors. In the event the affected GHIP Vendors fail to agree on the mediator within three days after the date notice is given to all affected GHIP Vendors submitting the Program Issue to mediation, the mediator shall be appointed by AARP. If the mediator shall not have been appointed within five days after the date notice is given to all affected GHIP Vendors submitting the Program Issue to mediation, the mediator shall be selected in accordance with the CPR Model. The mediator shall be disinterested in the subject matter of the Program Issue, shall have appropriate qualifications and experience with respect to mediation of business disputes, and shall possess relevant industry expertise. The mediator shall attempt to reconcile and mediate the positions of the affected GHIP Vendors. If that effort does not result in resolution of the Program Issue within ten days after the selection of the mediator, the mediator shall render to affected GHIP Vendors his written opinion and recommendation for resolution within five days after the matter was referred to mediation. If the Program Issue has not been resolved pursuant to this clause (c) within five days after receipt of the mediator's opinion and recommendation, then the affected GHIP Vendors shall submit the Program Issue to binding arbitration pursuant to Section 9.5.5 below. Each affected GHIP Vendor shall bear its own costs and expenses in connection with any mediation pursuant to this Section 9.5.4. All costs and attorneys fees incurred by the affected GHIP Vendors in connection with any such mediation that are not attributable to each affected GHIP Vendor individually shall be shared equally by the affected GHIP Vendors, and shall not be charged to the GHIP.

      9.5.5   ARBITRATION.

              (a) If the Program Issue has not been resolved in accordance with Section 9.5.4(c) above within 45 days after the dispute arises (or such longer period as to which the parties to the dispute may agree), then the Program Issue shall be submitted to binding arbitration in Washington, D.C. pursuant to the CPR Rules, except as expressly modified by the provisions hereof. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. SECTIONS 1-16, notwithstanding the choice of law provision in Section
                    14.4 hereof. There shall be one arbitrator, who shall be jointly selected by all the affected GHIP Vendors. In the event the affected GHIP Vendors fail to agree on the arbitrator within ten days after the Program Issue is submitted to arbitration, the arbitrator shall be appointed by AARP. If an arbitrator shall not have been selected within 15 days after the Program Issue is submitted to arbitration, the arbitrator shall be selected in accordance with the CPR Rules. The arbitrator shall be disinterested in the subject matter of the Program Issue, shall not have been employed or engaged at any time within the last five years by any party to the dispute, shall have appropriate qualifications and experience with respect to arbitration of business disputes and shall possess relevant industry expertise. The decision of the arbitrator shall be based upon Applicable Law, the relevant GHIP contracts and reliable evidence in the record of the proceedings. The prevailing GHIP Vendor in the arbitration shall be entitled to recover all reasonable costs incurred by such GHIP Vendor in connection with such arbitration proceeding, including without limitation all reasonable attorneys' fees. In the event the arbitrator reaches a split decision, each affected GHIP Vendor shall bear its own costs and attorneys' fees in connection with such arbitration, and all costs and attorneys' fees incurred by the affected GHIP Vendors that are not attributable to each affected GHIP Vendor shall be shared equally by the affected GHIP Vendors.

              (b) The decision of the arbitrator shall be final, conclusive and binding upon the GHIP Vendors. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

              (c) The parties recognize that damages at law would not be an adequate remedy for the breach of many provisions of the Agreement and that prompt, equitable relief, prohibitory or mandatory, may be appropriate in many circumstances. In the event of any arbitration arising out of or relating to this Agreement or the Contract Documents, the arbitrator is encouraged to take account of this recognition and seek to fashion appropriate relief when the circumstances warrant.

              (d) The parties hereto consent to personal jurisdiction over them in the federal courts of the District of Columbia in connection with any application to compel arbitration pursuant to this Section 9.5.5 or for the entry of judgment upon any arbitration award.
                    Service of process upon any party shall be sufficient if made in accordance with the laws of the District of Columbia or in accordance with the notice provision of
                    Section 14.5 hereof.

              (e) In no event shall the arbitrators in any arbitration pursuant to this Section 9.5 be authorized (i) to award any punitive damages or (ii) to award consequential or special damages in excess of $35 million in the aggregate (or such lower amount as to which the parties may agree).

      9.5.6   MISCELLANEOUS.

              (a) The GHIP Vendors shall continue to perform all of their respective obligations under this Agreement and the Program Agreements pending the final resolution of any Program Issue, including, without limitation, during the pendency of any mediation pursuant to Section 9.5.4(c) hereof or any arbitration pursuant to Section 9.5.5 hereof.

              (b) By mutual written agreement, the GHIP Vendors may extend any applicable time period or waive all or any procedures or proceedings required under Section 9.5.4(c) hereof and commence arbitration pursuant to Section 9.5.5 hereof.

9.6 TERMINATION OF OTHER GHIP VENDORS. AARP and AARP Trust shall notify United as soon as reasonably possible of the termination or proposed termination of any GHIP Vendor other than United. Upon such termination United may recover its reasonably incurred and documented costs arising directly from such termination and the substitution of any successor vendor as Pass-Through Expenses pursuant to the annual budgeting process as described in Article 3 hereof. In addition, at the request of United, AARP and AARP Trust will review any performance standard applicable to United affected by such termination, and will not unreasonably withhold their consent to any change thereto proposed by United.

9.7   COMPENSATION OF OTHER GHIP VENDORS.

      9.7.1 VENDOR OPERATING EXPENSES. Vendor Operating Expenses shall be payable out of SHIP Gross Premiums to the parties entitled thereto during the Policy Year in which such Vendor Operating Expenses are incurred.

      9.7.2 VENDOR PASS-THROUGH EXPENSES. Vendor Pass-Through Expenses shall be payable out of SHIP Gross Premiums to the parties entitled thereto; provided, however, that if the RSF Balance Percentage equals or exceeds (***), Vendor Pass-Through Expenses shall be payable during the Policy Year in which such Vendor Pass-Through Expenses are incurred. If the RSF Balance Percentage is less than (***) and the parties agree that charging the Vendor Pass-Through Expenses in a single Policy Year will have a materially adverse effect on the SHIP or the RSF, then the specific Vendor Pass-Through Expenses shall be capitalized over a period of time determined by the parties. Any such Vendor Pass-Through Expenses together with interest at the Amortization Interest Rate, shall be charged over the specified term in equal annual installments.


                                   ARTICLE 10
                              TERM AND TERMINATION

10.1 TERM. The term of this Agreement shall commence on the date hereof and shall continue until December 31, 2007. Not later than December 31, 2005, the parties shall notify one another as to whether they intend to enter into negotiations with a view to extending the term of this Agreement, entering into a new agreement providing for the continued provision of the SHIP and related Services by United, or terminating this Agreement.

10.2 TERMINATION. Anything herein to the contrary notwithstanding, this Agreement may be terminated prior to the time set forth in Section 10.1 above for any of the following reasons:

      (a)     by mutual agreement of the parties;

      (b) by AARP or AARP Trust with respect to United or by United with respect to AARP or AARP Trust if the nonterminating party becomes insolvent, assigns all or any part of its assets for the benefit of creditors, or upon the filing of any petition in bankruptcy, voluntarily or involuntarily;

      (c) by AARP or AARP Trust with respect to United or by United with respect to AARP or AARP Trust if the nonterminating party is in material breach of its obligations under this Agreement and if such breach continues for more than 90 days following the breaching party's receipt of a written request for cure from the nonbreaching party (for purposes of this Section 10.2(c), United's elimination of any material provision of the SHIP or the Services or change in any provision of the SHIP or the Services that materially reduces the appropriateness thereof for SHIP Insureds shall constitute a material breach, unless consented to by AARP and AARP Trust, which consent shall not be

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

              unreasonably withheld respecting any matter required by Applicable Law); provided, however, that if the nonbreaching party reasonably determines that the breaching party is taking its best efforts to cure the breach, then the breaching party shall be entitled to an additional 90 days within which to effectuate such cure;

      (d) by AARP or AARP Trust with respect to United or by United with respect to AARP or AARP Trust if the nonterminating party is in material breach of its obligations under any Associated Agreement to which it is a party and if such breach continues for more than 90 days following the breaching party's receipt of a written request for cure from a nonbreaching party to such Associated Agreement or AARP; provided, however, that if the nonbreaching party reasonably determines that the breaching party is taking its best efforts to cure the breach, then the breaching party shall be entitled to an additional 90 days within which to effectuate such cure;

      (e) by any party pursuant to and as provided in Section 14.1.3 following the occurrence of an Event of Force Majeure;

      (f)     by AARP or AARP Trust if, in AARP's reasonable judgment, United
              (i) acts in a way materially adverse to the preservation and promotion of goodwill towards AARP and AARP Trust, or (ii) materially fails to employ such commercial and professional standards as will assist AARP in its goals of advancing the education, well being and social welfare of its members and older persons generally, and such failures continues for more than 90 days following the receipt by United of a written request for cure from AARP; provided, however, that if AARP reasonably determines that United is taking its best efforts to cure the breach, then United shall be entitled to an additional 90 days within which to effectuate such cure;

      (g) by AARP or AARP Trust if United experiences a material adverse change in its financial condition, which will be deemed to have occurred if United's rating is downgraded below the minimum acceptable levels established in EXHIBIT 5.1.9 hereto by both of the two rating agencies identified therein; provided, however, that the parties shall work to develop a plan which satisfactorily addresses any issues related to the downgrade and United shall have 180 days in which to effect such plan, at the end of which period if AARP reasonably determines that United has not satisfactorily effected such plan AARP can terminate this Agreement upon 90 days' notice to United;

      (h) by AARP or AARP Trust if United fails to consent to any material inter-vendor interaction standards proposed by AARP under this Agreement (or any of the Associated Agreements) and such failures continues for more than 90 days following United's receipt of a written request for cure from AARP; and provided, however, that if AARP reasonably determines that United is taking its best efforts to cure the breach, then United shall be entitled to an additional 90 days within which to effectuate such cure; and

      (i) by United as provided in Section 3.10 hereof, such termination to be effective on the later of (i) the start of the next Policy Year, or (ii) 180 days after the final actuarial determination pursuant to Section 3.10 hereof.

10.3 NOTICES AND EFFORTS TO CURE. Each party shall promptly notify the other in writing of the occurrence of any of the events described in
      Section 10.2 hereof affecting it. Upon any party's receipt of a request for cure from any other party hereto as provided in Section
      10.2 above, the breaching party shall use its best efforts to cure the breach described in such notification.

10.4 TERMINATION WITH SUCCESSOR CARRIER. The parties shall have the rights and obligations set forth in this Section 10.4 if this Agreement is terminated and AARP and AARP Trust elect to continue to make the SHIP available through a successor carrier.

      10.4.1 TRANSFER OF SHIP PLANS. United shall transfer to any successor carrier the SHIP Plans in effect as of the date of termination of this Agreement. In connection therewith, United shall enter into commercially reasonable assumption and/or indemnity reinsurance agreements and any related administrative agreements with the successor carrier as reasonably directed by AARP.

      10.4.2 CLAIMS LIABILITY. AARP and AARP Trust will cause any successor carrier to accept liability (or proportional liability as applicable) from United for all of its insurance and related administrative obligations arising out of the SHIP (whether arising before or after the date of termination) and for related costs including reasonable legal fees and expenses; provided, however, that in no event shall the successor carrier be obligated to assume any extra-contractual liability of United. AARP and AARP Trust will cause the successor carrier to administer payment of claims in accordance with standards at least equal to United's policies and practices then in effect in administering claims under the SHIP. Notwithstanding the foregoing, by notice to AARP and AARP Trust, United may elect to retain liability for and handle any specific claim itself, in which case AARP and AARP Trust will cause the successor carrier to transmit to United all information and forms in its possession pertaining to such claims. United will notify AARP and AARP Trust of the amount of any payments made by it in handling and settling any such claim or claims it elects to handle and AARP and AARP Trust will forthwith cause United to be reimbursed for the amount so paid plus the amount of any expenses reasonably incurred by United in connection with the payment (including attorneys' fees and litigation costs). United shall indemnify and hold AARP, AARP Trust and the successor carrier harmless from any costs, expenses and liabilities arising out of United's own handling of any such claims (except for liability arising, directly or indirectly, out of the gross negligence or willful misconduct of AARP or AARP Trust or the negligence or willful misconduct of the successor carrier).

      10.4.3  TRANSFER OF RESERVES.

              10.4.3.1 TRANSFER OF RESERVES. On the termination date of this Agreement, United shall transfer to the successor carrier premium receivables relating to the SHIP plus cash the sum of which shall be equal to an estimate of the reserves and liabilities attributable to the SHIP. Determination of the premium receivables and the reserves and liabilities including the RSF Balance shall be on a basis consistent with the principles and practices used by United in experience rating of the SHIP.

              10.4.3.2 PROVISIONAL SETTLEMENT. On the date 180 days following the termination date of this Agreement, United shall prepare a provisional settlement in a manner consistent with Section 8.5 hereof. The provisional settlement shall include United's charges for Termination Costs incurred by United through the termination date. On the date of the provisional settlement, (i) if such determination shows that the reserves and liabilities less premium receivables are in excess of the cash transferred by United on the date of termination, United shall immediately pay the difference to the successor carrier, or (ii) if such determination shows that the amount of cash transferred by United on the date of termination was in excess of the reserves and liabilities less premium receivables, the successor carrier shall immediately pay the difference to United. In either event, any amount so owning to any party hereto shall include interest on such amount calculated from the date of termination to the date of payment at the True-Up Interest Rate.

              10.4.3.3 FINAL SETTLEMENT. On the date 18 months after the termination date of this Agreement, United shall make a proposed final determination of such premium receivables reserves and liabilities attributable to the SHIP as of the date of termination. Such determination shall be deemed to be final and conclusive unless

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


                         AARP Trust disputes such determination by giving United notice of such dispute within 30 days after AARP Trust receives such determination from United. If AARP Trust so disputes such determination, and the parties are unable to resolve such dispute within 30 days after notice thereof is delivered to United, the parties will refer such dispute to an actuarial consulting firm mutually acceptable to the parties (the "Actuarial Consulting Firm"). Within such time, the parties will instruct the Actuarial Consulting Firm to resolve such dispute and provide AARP and United written findings with respect thereto not more than 45 days after the Actuarial Consulting Firm receives such instruction. On the date the determination referred to in this subsection becomes final and conclusive (whether because there was no dispute or because the dispute was resolved), (i) if such final and conclusive determination shows that the amount of the reserves and liabilities less the premium receivables is in excess of the corresponding amount determined for the provisional settlement, United shall immediately pay the difference to the successor carrier, or (ii) if such final and conclusive determination shows that the amount of reserves and liabilities less premium receivables determined for the provisional settlement was in excess of the amount of the reserves and liabilities less premium receivables in the final determination, the successor carrier shall immediately pay the difference to United. In either event, any amount so owing to any party hereto shall include interest on such amount calculated from the date of termination to the date of payment at the True-Up Interest Rate.

              10.4.3.4 UNSCHEDULED TERMINATION. If this Agreement terminates on a date other than that set forth in
                         Section 10.1 hereof, the cash to be transferred by United on the termination date pursuant to Section
                         10.4.3.1 hereof shall be adjusted by adding the difference (whether positive or negative) between
                         (i) United's realizable fair market value of the invested assets of the SHIP Portfolio, and (ii) United's statutory carrying value (determined without consideration of statutory unrealized capital gains or losses) of such assets as of the termination date (such difference is "Portfolio Capital Gain/Loss"). The determination of amounts to be paid pursuant to Sections 10.4.3.2 and
                         10.4.3.3 hereof shall be adjusted by adding to the amount of reserves less premium receivables determined on the provisional settlement date and the final settlement date, respectively, the amount of the Portfolio Capital Gain/Loss determined on those respective dates. For this purpose,

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


                         the initial estimate of the Portfolio Capital Gain/Loss shall be subject to true-up. AARP may require United to use a different method to effect the transfer, including a method involving the transfer of the invested assets of the SHIP Portfolio to the successor carrier in lieu of cash, provided that the method results in the transfer of an equivalent value by United to the successor carrier.

              10.4.3.5 VENDOR EXPENSES. All transfers determined pursuant to this Section 10.4.3 shall be based on the presumption that any change in the amount of Vendor Operating Expenses or Vendor Pass-Through Expenses from the amount used in determining the transfer pursuant to Section 10.4.3.1 hereof has been paid to, or by, United. If such change has not resulted in a payment to, or by, United, appropriate adjustments shall be made to the determination of this Section 10.4.3 hereof properly to reflect the actual cash flows.

              10.4.3.6 BENEFITS EXPECTATION. The determination of reserves pursuant to this Section 10.4.3 shall be based on the expected benefits resulting from the use of United's provider contracts and networks. Any increase in the expected level of benefits resulting from the unavailability of those networks to AARP members due to termination of this Agreement shall not be considered in the determinations made pursuant to this Section 10.4.3.

              10.4.3.7 REQUIRED RSF BALANCE. Except as otherwise provided by this Agreement or otherwise agreed to by the parties, following final settlement pursuant to
                         Section 10.4.3.3 hereof, United shall have no claim for any remaining balance in the Deficit Carryforward Account against AARP, AARP Trust, AARP's members, any successor to United as underwriter of the SHIP or any subsidiary or affiliate of any of the foregoing. (***)

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

                                              MINIMUM
                         POLICY YEAR        RSF BALANCE
                        OF TERMINATION      REQUIREMENT
                        --------------      -----------

                                      (***)

      10.4.4 PERMITTED PARTIAL TRANSFERS. In no event shall AARP or AARP Trust effectuate a partial transfer of the SHIP to any successor carrier if as a result thereof United would be required to retain a material portion but less than all of the insured risk within any single product line of the SHIP.

      10.4.5 TRANSFER OF DATABASES. United shall transfer to the successor carrier, at no cost, all Claims Databases then in its possession or control (scrubbed and cleaned, in computer-readable format), the documentation related thereto and specified in Section 3.2.7 (b) above, and all other Records provided to United pursuant to this Agreement in printed or computer-readable form; provided, however, that United shall be entitled to retain such information contained in the Claims Databases as set forth in Section 7.3 hereof.

      10.4.6 TRANSFER OF APPLICATIONS SYSTEMS. United shall transfer to the successor carrier, at no cost, all applications systems and related Records pertaining to or used in connection with the SHIP or the Services, except the Proprietary Systems and those systems, if any, which AARP has previously agreed in writing as being excluded systems. United shall grant the successor vendor a perpetual license, on commercially reasonable terms, to utilize all Proprietary Software to the extent reasonably required for the continued performance of the Services, including the operation of the SHIP Databases and related applications systems software. United shall cause all purchased software required for the continued performances of the Services and provision of the SHIP, including the operation of the SHIP Databases and related applications systems software, either to be the licensed to the successor vendor on a perpetual, royalty-free basis, or will purchase and transfer to the successor vendor at no cost replacement software reasonably satisfactory to the successor vendor.

      10.4.7 TRANSFER OF DEVELOPED SYSTEMS. United shall transfer to the successor carrier, at no cost, all of United's right, title and interest in and to the Developed Systems; provided, however, that United shall retain a nonexclusive, perpetual, royalty-free, nonassignable license to use the Developed Systems.

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

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


      10.4.8 OBLIGATIONS OF UNITED PRIOR TO TERMINATION. United shall use its best efforts to assist in the transfer to the successor carrier contemplated under this Section 10.4 and shall not take any action inconsistent with its obligations under this Section
              10.4 or which could reasonably be expected to hinder or delay the transfer. In furtherance and not in limitation of the foregoing, after notice of termination has been received and prior to the effective date of the termination, United shall
              (i) dedicate, without additional compensation, appropriate and sufficient management and other personnel to assist AARP and the successor carrier in the transfer (including attending meetings, providing necessary information and performing other necessary acts and services), (ii) confer with and provide access to AARP and the successor carrier in order to permit such successor carrier to analyze the Services and SHIP and on-going operations related thereto and to develop procedures for the transfer of the Services and SHIP as contemplated under this Section 10.4 and (iii) undertake commercially reasonable efforts, as promptly as reasonably possible following the request of AARP, to enter into such other agreements as contemplated by this Section 10.4 with the successor carrier as reasonably directed by AARP and reasonably acceptable to United to authorize the successor carrier to manage the SHIP and related Services and otherwise to effectuate a smooth transfer of the SHIP to the successor carrier.

      10.4.9 COOPERATION. For a period of 18 months after the termination of this Agreement, United shall (i) cooperate fully in an orderly transfer of the SHIP, the Services, the Databases then in its possession, the application systems related thereto and all other SHIP-related assets to the successor carrier, (ii) refer to the successor carrier as promptly as practicable any telephone calls, letters, orders, notices, requests, inquiries and other communications relating to the SHIP and (iii) from time to time, upon AARP's written request, execute, acknowledge and deliver such further documents, instruments or assurances and take such other action as AARP may reasonably request to move, assign, convey and transfer any of the assets, properties, rights or claims of the assets being transferred to such successor carrier and assist in the vesting, collection or reduction to possession of such assets, properties, rights and claims.

      10.4.10 REMOVAL OF CERTAIN UNITED MARKS. At the request of AARP, United shall remove or cause to removed all United Marks from all computer systems that cause the United Marks to be printed or displayed in any medium pertaining to the GHIP.

10.5 TERMINATION WITHOUT SUCCESSOR CARRIER. The parties shall have the rights and obligations set forth in this Section 10.5 if this Agreement is terminated and AARP Trust elects not to continue to make the SHIP available through a successor carrier.



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


      10.5.1  RSF BALANCE.  Following termination hereof pursuant to this
              Section 10.5, United shall retain any RSF Balance for use in connection with providing continued SHIP coverage. AARP, AARP Trust and their authorized representatives may, for a period of three years, inspect and audit all information in United's possession reasonably necessary to ensure United's compliance under this Section. Such access shall be reasonable in scope and duration and, to the extent possible, shall be via electronic data transfer.

      10.5.2 PAYMENT. United shall pay AARP, for a period of three years following the date of termination, an amount equal to three percent of the gross premium revenues earned by United for each such year, from persons insured under SHIP Plans as of the date of termination; provided, however, that any such amount shall be payable only if the RSF Balance (or successor reserve account balance) at the end of the relevant year exceeds four percent of such gross premium revenues for such year, and then only to the extent that the payment of the royalty to AARP would not decrease the RSF Balance (or successor reserve account balance) to less than four percent of such gross premium revenues for such year.

      10.5.3 RATE ACTIVITY. Following termination under this Section 10.5, United shall continue timely to notify AARP and AARP Trust as to changes in the premiums for the SHIP Plans and other rate related activity.

      10.5.4 SALE PROHIBITED. Following termination, under this Section 10.5, United shall give AARP 90 days' prior notice of any proposed transfer of all or any portion of the SHIP business to another party other than through ordinary course coinsurance, indemnity reinsurance or stop loss reinsurance arrangements. Following termination, United may not sell or otherwise transfer all or any portion of the SHIP business to another party without the prior approval of AARP (which approval shall not be unreasonably withheld) except to an insurer whose ratings equal or exceed the corresponding ratings of United (i) as of the date hereof set forth in EXHIBIT 5.1.9 hereto or (ii) as of the date of such transfer, if lower.

      10.5.5 PROVISIONAL AND FINAL SETTLEMENT. United shall prepare a final accounting for the last full Policy Year, and any subsequent partial Policy Year prior to termination, and shall deliver such accounting to AARP not less than 18 months following the termination of this Agreement. A provisional settlement shall be made by making the requisite calculations under Article 8 hereof for the last Policy Year of this Agreement (or any extension thereof) within six months after the end of such Policy Year, and completing the RSF credit or withdrawal, as the case may be, resulting therefrom. Within 18 months



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


              following the termination of this Agreement, appropriate adjustments shall be made to the RSF and a final settlement made for the last Policy Year of this Agreement (or any extension hereof).

10.6 RIGHTS AND OBLIGATIONS OF PARTIES UPON TERMINATION. Upon the termination of this Agreement for any reason, the parties shall have the rights and obligations set forth in this Section 10.6.

      10.6.1 TERMINATION COSTS. United shall be entitled to recover its Termination Costs as part of the final settlement pursuant to
              Section 10.6.2 hereof; provided, however, that United shall not be entitled to recover its Termination Costs (other than any losses realized on liquidation of the SHIP Portfolio and any Taxes payable by United with regard to the SHIP in respect of the period ending upon the termination date of this Agreement) if AARP or AARP Trust terminates this Agreement as a result of a breach by United of its obligations hereunder and an arbitrator confirms that such termination was permitted by this Agreement except to the extent that such Costs exceed (***).

      10.6.2 POST-TERMINATION REPORTS. Until United has delivered the final accounting required pursuant to Section 10.6.2 hereof, completed the processing and disposition of all claims for which United retains liability following the date of termination and paid all amounts due to AARP pursuant to
              Section 10.5.2 hereof, United shall continue to provide all of the reports that would be required to be provided pursuant to
              Section 3.2.8 hereof, and AARP and AARP Trust shall continue to have the audit and inspection rights accorded thereto pursuant to Section 3.2.9 hereof, as if such termination had not occurred.

      10.6.3 DISPOSITION OF EMPLOYEES. United shall be compensated for all employment related expenses arising from the termination of this Agreement and the termination of United's employees engaged primarily in its AARP operations, including but not limited to COBRA, long term disability, short term disability and severance; provided, however, that United shall not be entitled to receive any compensation in respect of any United employee who is offered employment by any successor employer.


                                  ARTICLE 11
                              DISPUTE RESOLUTION

11.1 INFORMAL PROCEDURES. United shall follow the procedure described in this Section 11.1 (the "Resolution Procedure") to remedy any material failure by United to meet applicable standards set forth in the Contract Documents or to remedy the objections of AARP or

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

      AARP Trust to United's performance of the Services or provision of the SHIP. The Resolution Procedure shall include United's design and implementation of a plan, satisfactory to AARP, to reach a standard or to remedy an objection, in as timely a manner as possible, and shall also include the utilization of the resources reasonably needed to meet the standard or to remedy an objection. United may suggest for consideration by AARP and/or AARP Trust the amendment of a standard or a timetable for meeting a standard or remedying an objection. Should United and AARP or AARP Trust, as applicable, fail to agree on the course of action necessary to meet or modify a standard or to remedy an objection, the Resolution Procedure requires the retention by and at the expense of United of a neutral expert, acceptable to AARP, to recommend a range of options to achieve the standard or remedy the objection. Notwithstanding any other provision hereof, the Resolution Procedure shall not obligate United to (i) assume or undertake any responsibilities or obligations assigned to any other GHIP Vendor pursuant to any Associated Agreement or otherwise, (ii) incur substantial out-of-pocket expenses, (iii) incur substantial indebtedness or (iv) except as expressly provided herein, institute litigation or consent generally to service of process in any jurisdiction.

11.2 FORMAL PROCEDURES. Any dispute arising out of or relating to this Agreement, any other Contract Document or the GHIP including, but not limited to, the interpretation, validity or breach thereof that is not resolved pursuant to the Resolution Procedure shall be resolved in accordance with the procedures set forth in this Article 11.

      11.2.1 MEDIATION. If the parties are unable to resolve a dispute or claim pursuant to the Resolution Procedure within thirty 30 days after the dispute arises (or such longer period as to which the parties may agree) the parties shall attempt in good faith to resolve the dispute by mediation pursuant to the CPR Model. If the parties are unable to agree on a mediator, the mediator shall be selected pursuant to the CPR Rules.

      11.2.2 ARBITRATION. If the dispute or claim has not been resolved by mediation within 30 days of the initiation thereof, the dispute shall be resolved by binding arbitration conducted in Washington, D.C. by a single arbitrator pursuant to the CPR Rules or such other rules as mutually agreed upon by the parties. The arbitrator shall be disinterested in the subject matter of the dispute, shall not have been employed at any time within the past five years by AARP, AARP Trust or United, shall have appropriate qualifications and experience with respect to arbitration of business disputes and shall possess relevant industry expertise. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. SECTIONS 1-16.
              Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

11.3 COSTS AND FEES. Each party shall bear its own costs and attorneys' fees incurred in connection with mediation or arbitration.

11.4 SPECIFIC PERFORMANCE. The parties recognize that damages at law would not be an adequate remedy for the breach of many provisions of the Agreement and that prompt, equitable relief, prohibitory or mandatory, may be appropriate in many circumstances. In the event of any arbitration arising out of or relating to this Agreement or the Contract Documents, the arbitrators are encouraged to take account of this recognition and seek to fashion appropriate relief when the circumstances warrant. When consistent herewith and in the best interests of the AARP members and GHIP participants, the arbitrators may fashion equitable relief in a manner that directly addresses a breach, but allows for the continuation of this Agreement.

11.5 JURISDICTION. The parties hereto consent to personal jurisdiction over them in the federal courts of the District of Columbia in connection with any application to compel arbitration pursuant to this Article 11 or for the entry of judgment upon any arbitration award. Service of process upon any party shall be sufficient if made in accordance with the laws of the District of Columbia or in accordance with the notice provision of Section 14.5 hereof.

11.6 LIABILITY LIMITATION. In no event shall the arbitrators in any arbitration pursuant to Section 11.2.2 hereof be authorized to award any punitive damages or to award consequential or special damages in excess of $35 million in the aggregate.


                                   ARTICLE 12
                          RELATIONSHIP OF THE PARTIES

12.1 INDEPENDENT CONTRACTORS. The parties hereto are independent contractors and are not joint venturers or partners. Neither AARP and AARP Trust nor United are now, nor shall they become or be considered as, principal or agent of the other in connection with the provisions of the SHIP or the performance of the related Services by United hereunder. United does not have, nor will it become or be considered to have, an ownership interest in AARP or AARP Trust. AARP and AARP Trust do not, nor will they become or be considered to have, an ownership interest in the SHIP or United (except that AARP is, and shall be, the sole and exclusive owner of the AARP Name), and AARP and AARP Trust shall not be liable or responsible in any such capacity or capacities. AARP and AARP Trust are not, nor will they become or be considered to be, providers of insurance services. Accordingly, AARP, AARP Trust and United shall at no time and in no medium or manner state or imply that
      (i) United is the agent of AARP or AARP Trust, (ii) AARP or AARP Trust is the agent of United, (iii) AARP or AARP Trust has any such ownership interest in United or the SHIP or (iv) United has an ownership interest in AARP or AARP Trust.

12.2  NOT LEGAL REPRESENTATIVES.

      12.2.1 UNITED. United is not and shall not be the legal representative, agent, partner or joint venturer of AARP or AARP Trust and does not and shall not have any authority to enter into, amend, modify, terminate, settle, compromise or otherwise deal with any agreements or disputes on behalf of AARP or AARP Trust. All agreements, whether written or oral, express or implied, entered into by United in connection with performance of the Services and the provision of the SHIP shall not in any way bind or purport to bind AARP or AARP Trust or any of their respective properties.

      12.2.2 AARP AND AARP TRUST. Neither AARP nor AARP Trust is or shall be the legal representative, agent, partner or joint venture of United, and AARP and AARP Trust do not and shall not have any authority to enter into, amend, modify, terminate, settle, compromise or otherwise deal with any agreements or disputes on behalf of United. All agreements, whether written or oral, express or implied, entered into by AARP and/or AARP Trust in connection with the GHIP shall not in any way bind or purport to bind United or any of United's properties.


                                   ARTICLE 13
                                INDEMNIFICATION

13.1 INDEMNIFICATION BY UNITED. United shall, at its own expense, defend, hold harmless and indemnify AARP, AARP Trust and each of their respective parents, subsidiaries, affiliates, officers, directors, trustees, employees, members, independent contractors and agents (provided they are acting in the course of their duties with respect to the foregoing) (each an "AARP Indemnified Party") from and against any claims, damages (including consequential and punitive damages), judgments, awards, settlements (consented to by United), costs and expenses (including reasonable fees and expenses of counsel, subject to the procedures and limitations contained in Sections 13.3 and 13.4 hereof), arising, directly or indirectly, from (i) the misuse by United or any of its parents, subsidiaries, affiliates, officers, directors, employees or agents of information provided by AARP or AARP Trust to United, including but not limited to information concerning AARP members and marketing and advertising materials concerning the SHIP,
      (ii) the breach, negligence or willful misconduct by United with respect to its obligations under this Agreement and the other Contract Documents or under any Associated Agreement to which United is a party,
      (iii) United's subcontracting any part

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      or all of the Services or the SHIP under Section 3.5.2 hereof, or arising out of any other agreement between United and any other party relating to the Services or the SHIP, (iv) any claim pertaining to the terms of employment and benefits which are offered by United to any person pursuant to Section 3.1.3(b)-(c) hereof, and (v) any other matter arising out of the performance by United of the Services or provision of the SHIP hereunder; except in each of the cases referred to in the preceding clauses (i) through (v) to the extent that liability therefor arises out of the negligence or willful misconduct of an AARP Indemnified Party or (B) the action or inaction of United (other than as relates to any insurance regulatory matter) taken at the express direction of AARP or AARP Trust. Notwithstanding the foregoing, to the extent United becomes subject to an indemnification obligation under clause (i) or (v) above other than as a result of the negligence or willful misconduct of a United Indemnified Party, its resulting indemnification costs (including reasonable fees and expenses of counsel) may be reimbursed through a charge made in the retrospective experience rating for the SHIP pursuant to Section 8.3 hereof for the Policy Year in which the obligation is incurred. Furthermore, if a claim is asserted against United of the nature subject to indemnification under the preceding clause (iv) for which United is adjudicated not to be liable, then United may be reimbursed for its costs of defending such claim (including reasonable fees and expenses of counsel) through a charge made in the retrospective experience rating for the SHIP pursuant to Section 8.3 hereof for the Policy Year in which the obligation is incurred.

13.2 INDEMNIFICATION BY AARP. AARP shall, at its own expense, defend, hold harmless and indemnify United and each of its parents, subsidiaries, affiliates, officers, directors, employees and agents (provided they are acting in the course of their duties to the foregoing) (each a "United Indemnified Party") from and against any claims, damages (including consequential and punitive damages), judgments, awards, settlements (consented to by AARP), costs and expenses (including reasonable fees and expenses of counsel subject to the procedures and limitations contained in Sections 13.3 and 13.4 hereof), arising, directly or indirectly, from (i) the misuse by AARP or AARP Trust or any of their respective parents, subsidiaries, affiliates, officers, directors, employees or agents of information provided by United to AARP or AARP Trust, including but not limited to marketing and advertising materials relating to the SHIP for purposes other than as contemplated by this Agreement or any contract document, and (ii) the breach, gross negligence or willful misconduct by AARP or AARP Trust with respect to their respective obligations under this Agreement and the other Contract Documents; except in each of the preceding clauses
      (i) and (ii) to the extent that liability therefor arises out of (A) the negligence or willful misconduct of a United Indemnified Party or
      (B) the action or inaction of AARP or AARP Trust taken at the express direction of United.

13.3 NOTICE; DEFENSE OF CLAIM. An indemnified party shall promptly notify the indemnifying party in writing following the time the indemnified party shall receive notice of any

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


      claims occurring for which indemnification is sought. The indemnifying party shall assume on behalf of the indemnified party and conduct with due diligence and in good faith the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, that the indemnified party shall have the right to be represented therein by counsel of its own selection and at its own expense; and provided further, that if the defendants in any such action include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to, or inconsistent with, those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on its own behalf at the indemnifying party's expense. The indemnifying party shall not agree to settle any matter without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

13.4 FAILURE TO DEFEND ACTION. If any claim, action, proceeding or investigation arises s to which the indemnity provided for in Sections
      13.1 or 13.2 hereof may apply, nd the indemnifying party fails to assume the defense of such claims within 30 days, hen the indemnified party may at the indemnifying party's expense contest such laim; provided, that no such contest need be made and settlement in full payment of ny such claim may be made without the indemnifying party's consent (with the ndemnifying party remaining obligated to indemnify the indemnified party under ection 13.1 or 13.2 hereof) if, in the written opinion of the indemnified party's utside counsel, such claim is meritorious.

13.5 SURVIVAL OF INDEMNITIES. The obligations of the parties to indemnify each other and other persons identified in this Agreement shall survive the termination of this Agreement for a period of two years.

13.6  INSURANCE.

      (a) United shall maintain professional (errors and omissions) liability insurance, standard commercial general liability insurance (or a combination of commercial general liability insurance and excess liability insurance) including contractual liability, and crime/fidelity insurance, with insurance companies rated at least A-1X by A.M. Best. Such insurance shall contain at least the minimum limits and deductibles or retentions as reasonably necessary for United to meet the most stringent coverage requirements applicable to it under any Associated Agreement to which it is a party. Except as expressly provided in paragraph (b) below, the premiums for all such insurance coverage shall constitute Pass-Through Expenses.

      (b) United shall be able to charge as Pass-Through Expenses any unreimbursed expenses which are within the deductibles or retention of either its insurance

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


              policies delineated in Section 13.6(a) above or those of any other GHIP Vendor, subject to a maximum to be agreed by United, AARP, AARP Trust, the Member Services Vendor and the Sales and Marketing Vendor, provided, however, that United shall not be able to charge as a Pass-Through Expense any (i) liabilities for which United provides indemnification under Section 13.1 hereof, or (ii) insurance premiums for insurance pertaining to such liabilities as referred to in the preceding (i), all of which shall be at the sole cost of United. Upon termination of this Agreement, no such costs shall be recoverable as Pass-Through Expenses to the extent that the expense would cause the RSF Balance to fall below the minimum RSF Balance requirement identified in Section 10.4.3.7 hereof.


                                   ARTICLE 14
                              GENERAL PROVISIONS

14.1  FORCE MAJEURE.

      14.1.1 EVENTS. Any delay in or failure of performance by any party hereto, other than the obligations to pay monies hereunder shall not constitute a default hereunder and shall not give rise to an entitlement to monetary damages or equitable relief hereunder, if and to the extent such delays or failures of performance are caused by occurrences which are beyond the control of and the effects of which in the exercise of reasonable care could not have been prevented by the affected party, including, but not limited to: expropriation or confiscation of facilities; act of public enemy; act of war; rebellion or sabotage or damage resulting therefrom; flood; fire; lightning; riots or strikes; Change of Law having a material adverse effect on any party's ability to perform its obligations under the Contract Documents; order of a court, arbitrator or governmental authority; or any causes other than those specified above which are not within the control of, and which are without fault or negligence on the part of a party, and which by the exercise of due diligence the affected Party is unable to overcome (each an "Event of Force Majeure").

      14.1.2 NOTICE AND CURE. Any party claiming that an Event of Force Majeure has arisen shall immediately notify the other party of the same and shall act diligently to overcome and remove the effects of the Event of Force Majeure, shall notify the other party on a continuing basis of its efforts to overcome the Event of Force Majeure and shall notify the other party immediately when said condition has ceased.



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      14.1.3  TERMINATION.  If an Event of Force Majeure continues for more than three months after notice of the Event of Force Majeure is given under Section 14.1.2 above, and the parties are unable to agree upon other remedies, then either AARP or United may terminate this Agreement, in its sole discretion, at any time thereafter prior to any remedying of the adverse effect of the Event of Force Majeure, by giving at least seven calendar days' prior written notice to the other.

14.2 FURTHER ASSURANCES. The parties shall keep each other informed about legal or any other developments affecting the Services and the GHIP, shall cooperate with one another to carry out and implement the terms and objectives of this Agreement and the Exhibits hereto, and shall perform such further acts, execute such further documents and enter into such further agreements as may be necessary or appropriate to these ends.

14.3 NO THIRD PARTY BENEFICIARIES. This Agreement confers no rights whatsoever upon any person (including without limitation any AARP members or employees of Prudential or of United) other than the parties hereto.

14.4 GOVERNING LAW. The Agreement shall be governed by and interpreted in accordance with the laws of the District of Columbia applicable to agreements made and to be performed wholly within the District of Columbia.

14.5 NOTICES. Notices required or appropriate to be given under the Agreement shall be given by hand delivery or facsimile and by certified mail return receipt requested, as follows or in such other manner as shall be agreed to in writing by the parties:

              To AARP:
              American Association of Retired Persons
              601 E Street, N.W.
              Washington, DC 20049
              Attention: Executive Director
              Facsimile Number: (202) 434-2320

              With copies to both:

              The Director, Membership Division
              Facsimile Number: (202) 434-3443

              The General Counsel
              Facsimile Number: (202) 434-2339




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


              To AARP Trust:
              Trustees of the AARP Insurance Plan
              American Association of Retired Persons
              601 E Street, N.W.
              Washington, DC 20049
              Attention: Executive Director
              Facsimile Number: (202) 434-2320

              With copy to:

              The General Counsel
              Facsimile Number: (202) 434-2339


              To United:
              United HealthCare Insurance Company
              300 Opus Center
              9900 Bren Road East
              Minnetonka, MN  55343
              Attention: Chief Executive Officer, AARP Operations
              Facsimile Number:  (612) 936-1396

              With copies to:

              The General Counsel, United HealthCare Insurance Company Facsimile Number: (612) 936-0044

14.6 NO WAIVER, ETC. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under the applicable law set forth in Section 14.4 hereof, but if any provision of this Agreement shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any right hereunder by any party preclude any other or further exercise of any other right and no waiver whatever shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.



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

14.7  AMENDMENT.

      14.7.1 GENERAL. Except as expressly provided in Sections 2.90, 4.2.1, 7.4.2, 7.7.2 and 9.5.2 hereof with respect to the amendment of
              EXHIBIT 2.90, EXHIBIT 4.2.1, EXHIBIT 7.4.2, EXHIBIT 7.7.2 and
              EXHIBIT 9.5.2 hereto, respectively, this Agreement may not be amended except in a writing executed on behalf of each of the parties hereto.

      14.7.2 ANCILLARY AGREEMENTS. The parties are currently negotiating with Prudential and other GHIP Vendors the Transfer Agreement, the Reinsurance Agreement and other agreements related to the GHIP. The parties will negotiate in good faith with a view to amending this Agreement as appropriate to incorporate any changes necessitated by such agreements, amendments thereto or agreements ancillary thereto.

      14.7.3 RENEGOTIATION. If prior to the Commencement Date there occurs any unanticipated fact or circumstance that has a material consequence for the rights and obligations of the parties hereunder, then the parties will negotiate with a view to amend the Contract Documents so as to maintain their respective rights and obligations as presently envisioned.

      14.7.4 CONFLICTS AMONG AGREEMENTS. In the event of any conflict between the terms of the Contract Documents and the Transfer Agreement or the Reinsurance Agreement, the terms of the Transfer Agreement or the Reinsurance Agreement, as applicable, shall be controlling. In the event of any conflict between the terms of the Contract Documents and any Associated Agreement, the terms of the Contract Documents shall be controlling.

14.8 EXPERIENCE/RESERVE ACCOUNTING. The parties acknowledge and agree that United will account for the SHIP experience rating and the reserves on a policy-by-policy basis. All accounting provided by United pursuant to this Agreement, however, will be on an aggregate basis for the entire SHIP.

14.9 HEADINGS. The Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

14.10 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

14.11 ASSIGNMENT. This Agreement may not be assigned by any party hereto without the prior written permission of the other parties hereto.



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

14.12 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

14.13 CERTAIN CALCULATIONS. In the event that a SHIP Insured shall no longer be a member of AARP, unless and until coverage is terminated, his or her premium and loss experience shall be included in all computations required to be made hereunder, as if he or she had continued to be an AARP member.

14.14 ACKNOWLEDGEMENT. The parties acknowledge that United is not licensed to conduct insurance business in the State of New York and that it intends to use its affiliate, United Healthcare Insurance Company of New York, as underwriter of the SHIP in the State of New York. The parties shall cooperate and adjust the provisions of this Agreement and the Associated Agreements, as appropriate, to accommodate United's use of this affiliate to underwrite the SHIP in the State of New York and otherwise to effect the purposes and objectives of this Agreement and any Associated Agreement.

14.15 RELATED PLANS. The parties will take reasonable steps and conform this Agreement or execute additional agreements to address the terms of United's undertaking of any Related Plan.




                         [SIGNATURES ON THE FOLLOWING PAGE]

`    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.



AMERICAN ASSOCIATION OF RETIRED PERSONS


By:  /s/ Margaret A. Dixon
   ------------------------------------------
Print Name:  Margaret A. Dixon, Ed.D.
           ----------------------------------
Print Title: President
            ---------------------------------

TRUSTEES OF THE AARP INSURANCE PLAN


By:  /s/ C. Keith Campbell
   ------------------------------------------
Print Name:   C. Keith Campbell
           ----------------------------------
Print Title:  Chair
            ---------------------------------

UNITED HEALTHCARE INSURANCE COMPANY


By:  /s/ William W. McGuire
   ------------------------------------------
Print Name:   William W. McGuire
           ----------------------------------
Print Title:  President
            ---------------------------------


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


                                                                  EXECUTION COPY

                                                                    EXHIBIT 2.89

                           UNITED'S START-UP PERSONNEL

     The following are the United employees whose time may be charged as Start-Up Costs and their respective PER DIEM rates. This list may be amended from time to time by United.

NAME

DEDICATED START-UP PERSONNEL

Alicki, Joe
Anthony, Bill
Brenn, Janine
Hatting, Kit
King, Robert
Landau, Peter
Metz, Carol
Tersteeg, Terri
Zienta, Yvonne

PARTIALLY DEDICATED START-UP PERSONNEL

Burton, Tom
Enderle, John 0.
Farr, Al
Flottemesch, Dianne
Friedman, Matt
Hoff, Nancy
Longworth, Kate
McMahon, P. Al
McMillan, Sheila
Quam, Lois
Smith, Dave
Spitz, Mike
Taylor, Ken
Weiss, Al

                             WORKGROUP PARTICIPATION

Anderson, Irene                              May, Maryann
Astalos, Darlene                             Miller, Dave
Baker, Sandra                                Mitchell Craig
Bermosky, Barbara                            Murphy Cecil
Berry, Patrick                               Murrah, Nancy
Brendly, Diana                               O'Connor, Tom
Casper, Paul                                 Ogilvie, Steve
Cavacas, John                                Parent, Randy
Chilton, Tina                                Parker, Bob
Cook, Wayne                                  Patmore, Becky
Craig, Rich                                  Peters, Larry
Fabrizio, Mario                              Pitruzzello, MaryAnn
Feitelson, Jeff                              Prince, Bob
Fisher, Judy                                 Rantala, Cheryl
Gionfriddo, Joan                             Rath, Marilyn
Graham, Nancy                                Ronning, Glenn
Greer, Mark                                  Rosenburg, Jeff
Hamman, Diane                                Sawyer, Russ
Hanson, Mary                                 Schmidt, Jon
Iannone, Gary                                Schoolnik, Wynn
Joyce, Mike                                  Shaw, Carolyn
Kendall, Karl                                Skinner, Todd
Kirkpatrick, Bill                            Star, Jacquelyn
Kollar, Mary                                 Sullivan, Gina
Kozak, Jan                                   Thomas, Woody
Lanpher, Dick                                Travers, Bob
Larson, Cindy                                Vancara, Ken
Leonard, Bob                                 Waid, Ron
Linders, Larry                               Walsh, Janice
Maillet, Sue                                 Wytas, Mike
Matus, Lynn                                  Young, George
                                             Zaleski, Wayne

                                                                  EXECUTION COPY

                                                                   EXHIBIT 3.1.3

                           DEDICATED UNITED PERSONNEL

Lois Quam           -         Chief Executive Officer
Al Farr             -         President
Kate Longworth      -         Chief Operating Officer
Terry Tersteeg      -         Vice President, Human Resources
David Smith         -         Vice President, Market Analysis and Pricing
Tom Burton          -         Chief Actuary
Al McMahon          -         Deputy General Counsel
Peter Landau        -         Vice President, Member Services Liaison
Bill Anthony        -         Vice President, Claims
Bob King            -         Vice President, Systems

                                                                  EXECUTION COPY

                                                                   EXHIBIT 3.1.5

                       SOFTWARE ACCEPTANCE TEST STANDARDS

DATA CONVERSION AND SYSTEM TESTING

SEPTEMBER 1997

General requirements:

- All claims programs and command language sets (JCL) must be properly loaded to United's system.
- A test environment specifically for the testing of the claims system, both batch and on line, must be created.
- All production data files must be loaded correctly and completely onto the test system.
-    Sufficient production and test data space needs to be allocated.
-    Sufficient test and production library space needs to be allocated.
-    Installation change management procedures and standards must be used.
-    Roll-back procedures must be in place in the event of difficulties.

Data conversion requirements for claims, actuarial, underwriting and finance databases:

-    Conversion method must be defined.
-    Resources required for the conversion must be defined.
- Selection criteria, purge criteria, creation and translation rules must be defined.
-    Strategy for reconciling converted data must be developed.
-    All data must be loaded and accounted for.

For system testing of claims system:

-    Identify system functions for testing.
-    All functional processing capabilities need to be exercised.
-    Test objectives must be defined.
-    Validity of all program to program interfaces must be established.
- Validity of all subsystem data interfaces must be established by testing user and automated procedures.
-    End-of-month and beginning-of-month processing needs to be included.
- Accuracy and efficiency of all command language sets (JCL) must be established.
 - Accuracy of data entry, transaction processing and run-to-run controls must be tested.
-    Security backup and recovery procedures must be exercised and validated.
-    Volume stress test must be performed.

- Effects on hardware and runtimes of running new system concurrently with United's existing system need to be minimal.
-    All test results must be documented and reported to AARP.

NOVEMBER 1997

The above data conversion, if any, and system testing will need to be performed to include all updated data and programs.

A parallel test will also need to be performed which should include the following:

- Duplicate run of Prudential's system using all input files for the test period.
- All permanent files need to be compared with no unexplained differences found.
-    Any and all differences need to be documented.
- This test will need to take place over 7 days (3 days before month end, month end, and 3 days after month end).
- All permanent files will need to be compared after every run to Prudential's files.
-    Any differences must be documented.

END OF DECEMBER 1997


The above data conversion, if any, and system testing will need to be performed to include all updated data and programs.

A parallel test using the above criteria will be run starting from the day the data and system implementation is complete until January 1, 1998.

BUSINESS PARTNERS LINKAGES

United will be responsible for following all requirements and standards created for the Business Partners Linkages to ensure system functionality. United must also participate in a full system test of the Business Partners Linkages planned by all business partners executed by the Member Services Vendor.

 OUTSOURCING

If United outsources any of the above data conversion and system testing obligations to the Member Services Vendor, it shall take commercially reasonable efforts to assist the Member Services Vendor in performing such services but shall have no further obligations in respect thereof.

                                                                  EXECUTION COPY

                                                                   EXHIBIT 3.2.4

                                 FUTURE PRODUCTS

From and after the Commencement Date, United, in consultation with AARP and consistent with the social welfare purposes of the AARP, shall undertake product development activities as described in the Agreement with respect to additional health care insurance products, including without limitation the following:

-    50 to 64 Group Health Insurance
     Comprehensive insurance coverage for AARP members and their dependent children to provide a seamless transition after the loss of job or a career change.

-    Grandchildren's Health Insurance
     Comprehensive health insurance coverage specially designed for dependent grandchildren of AARP members, including indemnity, Preferred Provider Organization (PPO), and Health Maintenance Organization (HMO) options.

-    EverCare
     Medical care to frail, elderly residents of nursing homes.

-    Medicare Select
     PPO benefits to Medicare eligible to AARP members.

-    Medical Equipment Service Vendor Arrangements
     Access to vendors, selected by United, who will deliver discounted, high quality services and durable medical equipment.

-    AARP CareLine
     A telephonic service tailored to the health care information needs of two groups of older Americans:

     - Persons newly diagnosed with one of 10 serious or chronic medical conditions; and
     - Caregivers including spouses, children, and other loved ones who are responsible for the care of a seriously ill or disabled person.

-    Foreign Travelers Services
     Instant access to help and advice for policyholders who experience a serious health problem while traveling abroad.

-    "Ask the Expert" Health Care Information Services

     The latest clinical guidelines for serious and chronic medical conditions, to be presented in clear and understandable language. This service potentially will be available to all AARP policyholders and members. This service will be available in both print and Internet form.

-    Transplant Centers of Excellence
     Information and services will be offered to policyholders who need an organ or tissue transplant.

United's product development activities with respect to those additional products noted above shall be consistent with the commitment made by it in its Supplemental Health Products Proposal to AARP dated May 15, 1996.

                                                                  EXECUTION COPY

                                                                   EXHIBIT 3.2.5

                  ADMINISTRATIVE SERVICES PERFORMANCE STANDARDS

GENERAL

Results will be reported monthly, but the standards and penalties are based on a yearly result for all areas. All penalties and the proportion of the Administrative Service Fee will be measured from the dates indicated below, unless early transfer occurs in which case measurement will begin January 1, 1998.

1.   CLAIMS MEMBER SERVICE FUNCTIONS

      AVERAGE SPEED OF ANSWER: At least 90% of all calls by members will be answered within 30 seconds.

     Measurement: This will apply to calls transferred from the Member Services Vendor. The Measurement period will be from the call initiation by the Member Services Vendor until to the time a call is answered by a United Customer Service Representative. The member will not be able to access the IVR during this transfer. This standard will become effective on July 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

     CALL ABANDONMENT RATE:  No more than 3% of calls from members.

     Measurement: This will apply to calls transferred from the Member Services Vendor. Abandoned calls are calls in which a member hangs-up before connecting with a United Customer Service Representative.

     This standard will become effective on July 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualize lender year basis.

     CALL RESOLUTION: At least: (i) 50% of member calls will be finalized on the first call, (ii) 85% of call backs will be completed within 48 hours; and (iii) 100% of call backs will be completed within 72 hours.

     Note: The manner in which United will "operationalize" AARP's new business model results in only member calls that need access to detailed claim information being referred

*** Denotes confidential information that has been omitted from the exhibit and filed with the SEC pursuant to Rule 24b-2 of the Exchange Act.

     to United. The majority of these calls will require accessing microfilmed information rather than information available on line. It will be necessary to request microfilm from the Member Services Vendor that will require a 48 hour turn around time.

     Measurement: A log of calls will be maintained indicating the outcome of all transferred calls (I.E., whether resolved during call or follow-up call placed). If United fails to meet any one of the three call resolution standards, the penalty will be payable. This standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

     CORRESPONDENCE: 100% of written correspondence will be replied to within 5 business days.

     Measurement: A written item will be date-stamped received and measurement will commence from the date stamped by United when it is received by United. The elapsed time is measured as date of the response minus the date of receipt, counting only business days. This standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

2.   UNDERWRITING AND ISSUE FUNCTIONS

     APPEALS:  100% of appeals will be resolved within 10 Business Days.

     Measurement: Written and telephonic referrals will be date stamped when received by United from the Member Services Vendor. The difference between the receipt date and the response date (counting only Business
     Days) will be the elapsed time. If a member subsequently reinquires about the same application, that inquiry will constitute a new appeal and measurement will be from the date of the new inquiry. This standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

3.   CLAIMS PROCESSING FUNCTIONS

     NON-ELECTRONIC CLAIM TURNAROUND TIME: At least 90% of non-electronic claims will be processed within 10 business days of receipt by United.

     Measurement: All claims will be date-stamped by United upon receipt. Turnaround time is measured as the time elapsed from when a claim is received until it is processed. A

*** Denotes confidential information that has been omitted from the exhibit and filed with the SEC pursuant to Rule 24b-2 of the Exchange Act.

     non-electronic claim is considered processed when a request for an EOB, payment or response is generated to the Member Services Vendor. This standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

     ELECTRONIC CLAIM TURNAROUND TIME: At least 99.5% of "clean" electronic claims will be processed within 48 hours of receipt. 100% of "clean" electronic claims will be processed within 72 hours of receipt.

     Measurement: Turnaround time is measured as the time elapsed from when a claim is received until it is processed. An electronic claim is considered processed when a request for an EOB, payment or response is generated to the Member Services Vendor. An electronic claim is considered "clean" when information is complete and received in a readable, electronic format.
     This standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

     FINANCIAL ACCURACY:  99%

     Measurement: Financial accuracy will be measured on a random sample basis. The absolute value of over and under payments will be added to calculate total financial errors and the result will be divided by the total audited supplemental benefits paid to derive the error rate. An audit of the results will be conducted by a separate group to verify the randomness of the sample, the methodology used and the result reported. AARP may commission its own sample audit for the purposes of validating United's measurement. If the results of AARP's audit are less than 99%, United will develop an action plan with AARP to correct any process, procedures, or training deficiencies. Activation of this standard will become effective on April 1, 1998.

     PENALTY: (***) of the Administrative Service Fee if United fails to meet this standard on an annualized calendar year basis.

4.   MEMBERSHIP

     The membership category will be measured in terms of customer satisfaction and Medicare supplemental membership growth as follows:

          Customer Satisfaction

               Customer satisfaction will be based on a regular survey of members who have had contacts with United (either by telephone or claims

*** Denotes confidential information that has been omitted from the exhibit and filed with the SEC pursuant to Rule 24b-2 of the Exchange Act.

               submissions). The survey instrument will be developed by United and AARP. At least 85% of members will respond "satisfied" or "very satisfied." A penalty of 1% of the Administrative Service Fee will apply if the foregoing standard is not satisfied.

          Medicare Supplemental Membership Growth

               A Medicare Supplemental Membership Growth Incentive for each Policy Year will be based on the Growth Factor for such Policy Year in accordance with the following table:

          GROWTH FACTOR          GROWTH INCENTIVE

    LESS THAN 3%                         (***)
            3-4%                         (***)
            4-5%                         (***)
            5-6%                         (***)
             6%+                         (***)

               The Growth Incentive percentage shall be applied to the Administrative Service Fee.

*** Denotes confidential information that has been omitted from the exhibit and filed with the SEC pursuant to Rule 24b-2 of the Exchange Act.

                                                                  EXECUTION COPY

                                                                EXHIBIT 3.2.8(a)

                               REPORTING STANDARDS

- United shall maintain an on-line computer system capable of collecting and storing, for documentation purposes, the changes and approvals of the SHIP.

- United shall maintain an on-line communications source (which source must be approved by AARP in its reasonable discretion) which provides AARP with immediate, read-only access to claim history data.

- United shall develop, if necessary, and maintain research data and a member profiling process which matches product design to AARP member interests.

- United's computer system shall compile reports containing the following data: results of operation for claim, actuarial and underwriting business functions.

- United shall have the ability and capacity to transmit electronically the following information to AARP and the Member Services Vendor: timing, product features and claim information. United will also provide access rules (create, read, update or delete) for its data files and access paths. United shall also develop and maintain the ability to query AARP member information data and information regarding AARP member inquiries to assist in campaign design.

- United shall develop and maintain (i) Claims Databases which capture claim payment and history and (ii) access functions to AARP member profiles, coverage's and claim history. All claims shall be tied into the Member Services Member's databases.

                           EXHIBIT 4.2.1 - AARP MARKS

                                -- AARP (acronym)

                --American Association of Retired Persons (name)


                                  -- TRADEMARK
                                  SERVICE MARK
                               PRINCIPAL REGISTER

                                      AARP


AMERICAN ASSOCIATION OF RETIRED                   FIRST USE 9-15-1984; IN
PERSONS (D.C. NOT-PROFIT                     COMMERCE 9-15-1984.
CORPORATION)                                      FOR: TRAVEL AGENCY SERVICES IN
1909 K ST., NW                               CLASS 39 (U.S. CL. 105).
WASHINGTON, DC 20049                              FIRST USE 9-15-1984 IN
                                             COMMERCE 9-15-1984.
     FOR:  MAGAZINES, NEWSLETTERS                 FOR: CONDUCTING SEMINARS AND
AND CATALOGS. PERTAINING TO                  EDUCATIONAL PROGRAMS ON A
RETIREMENT AND THE CONCERNS OF               VARIETY OF SUBJECTS THAT
OLDER PERSONS. IN CLASS 16 (U.S. CL.         CONCERN RETIRED PERSONS. IN
38).                                         CLASS 41 (U.S. CL. 107).
     FIRST USE 8-22-1984; IN COMMERCE             FIRST USE 9-15-1984; IN
8-22-1984.                                   COMMERCE 9-15-1984.
     FOR: INCOME TAX PREPARATION                  FOR: RETAIL STORE AND MAIL
SERVICES: AND ARRANGING                      ORDER PHARMACY SERVICES. IN
THROUGH THIRD PARTY PROVIDERS.               CLASS 42 (U.S. CL. 101).
INVESTMENT IN MONEY MARKET                        FIRST USE 9-15-1984; IN
INSTRUMENTS AND MUTUAL FUNDS.                COMMERCE 9-15-1984.
IN CLASS 35 (U.S. CLS. 101 AND 102).              OWNER OF U.S. REG. NOS.
     FIRST USE 9-15-1984; IN COMMERCE        741,334, 1,296,948 AND OTHERS.
9-15-1984.
     FOR: MONEY MANAGEMENT AND                    SER. NO. 505,904,
INVESTMENT ADVISORY SERVICES;                FILED 10-29-1984.
AND ADMINISTERING AUTOMOBILE.
GROUP HEALTH AND HOMEOWNER'S                 JOHN P. RYNKIEWICZ. EXAMINING
INSURANCE PROGRAMS. IN CLASS 36              ATTORNEY
(U.S. CL. 102)

                                                                  EXECUTION COPY

                                                                   EXHIBIT 5.1.9

                            AGENCY RATINGS OF UNITED

                                       Minimum Required
Rating Agency       Current Rating         Ratings*
-------------       --------------     ----------------

A.M. Best                 A                   B
Standard & Poor's         BBB                 BBB

__________________
*    Minimum rating required for purposes of Section 10.2(g).

                                                                  EXECUTION COPY

                                                                     EXHIBIT 5.2

                       AARP/AARP TRUST DISCLOSURE SCHEDULE

     The Internal Revenue Service is conducting an ongoing review of the activities of AARP and AARP Trust.

EXHIBIT 6.2.1(b) - Structure for Analyzing and Committing to Administrative Fees
----------------

                                        1997         1998         1999         2000

Average Insured Members            X,XXX,XXX    X,XXX,XXX    X,XXX,XXX    X,XXX,XXX

Paid Claim Volume                 XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX

Claims/Member/Year                      XX.X         XX.X         XX.X         XX.X

Medicare Crossover Rate                 XX.X%        XX.X%        XX.X%        XX.X%

December Census                        X,XXX        X,XXX        X,XXX        X,XXX

Claim Department                  XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX
Central Departments               XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX
Corporate Overhead Allocations             0   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX

                                          (***)

Total Included in PMPM
  Guarantee                      XXX,XXX,XXX  XXX,XXX,XXX  XXX,XXX,XXX  XXX,XXX,XXX

PMPM                                   $X.XX        $X.XX        $X.XX        $X.XX

Pass Throughs
-------------
Postage                           XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX
Cross Over Claim                  XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX
Severance                                  0    X,XXX,XXX    X,XXX,XXX    X,XXX,XXX
Other                                      0    X,XXX,XXX    X,XXX,XXX    X,XXX,XXX
Total Pass Throughs               XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX   XX,XXX,XXX

Grand Total Included in
  Retention                      XXX,XXX,XXX  XXX,XXX,XXX  XXX,XXX,XXX  XXX,XXX,XXX

Claim Department:               Claim Processing Staff, Fraud, Recovery and
                                associated expenses.
Central Departments:            AARP CEO,Underwriting,Actuarial, Legal, Product
                                Development,Finance and other staff dedicated to
                                AARP.
Corporate Overhead Alloc.:      Allocation of United's Corporate Overhead which
                                includes HR, Central Finance, Facilities and Other

Adjustments to PMPM in Future Years
-----------------------------------

For every (***) that average monthly membership is above X,XXX,XXX the PMPM will decrease by $.0X
For every (***) that average monthly membership is above X,XXX,XXX the PMPM will increase by $.0X
For every (***) that average claims per member per year is above XX.X the PMPM will increase $.0X
For every (***) that average claims per member per year is below XX.X the PMPM will decrase $.0X
For every percentage point that CPI is above (***) the PMPM will increase $.0X
For every percentage point that CPI is below (***) the PMPM will decrease $.0X

*** Denotes confidential information that has been omitted from the exhibit and filed separately accompanied by a confidential treatment request with the SEC pursuant to Rule 24b-2 of the Exchange Act.

                                                                  EXECUTION COPY

                                                                     EXHIBIT 6.5

                               TAX TIMING EXPENSE

1. DEFERRED ACQUISITION COST TAX. The charge relating to deferred acquisition costs shall be the amount of SHIP Member Contributions subject to the DAC Tax, multiplied by the percentage of such SHIP Member Contributions by which United's current deductions are reduced (currently 7.7 percent), multiplied by United's Tax Rate, multiplied by an annuity factor reflecting the schedule for recovery of the deferred deductions, United's Tax Rate and the Investment Income Credit Rate.

2. DISCOUNTING OF CLAIM RESERVES. The charge relating to the discounting of claim reserves shall be the amount of claim reserves reflected in the rating as of the end of the rating period, multiplied by a factor representing the discount prescribed under Code section 846, multiplied by United's Tax Rate, multiplied by the Investment Income Credit Rate.

3. TAX BASIS OF ACTIVE LIFE RESERVES. The charge relating to the tax basis of the Active Life Reserves shall be the amount of Active Life Reserves established in the rating as of the end of the rating period, reduced by the amount of such reserves adjusted to the basis permitted by Code section 807, such difference to be multiplied by United's Tax Rate, and then multiplied by the Investment Income Credit Rate.

4. NONDEDUCTIBILITY OF THE RSF. The charge relating to nondeductibility of the RSF shall be the amount of the nondeductible RSF reflected in the rating as of the end of the rating period, multiplied by United's Tax Rate, multiplied by the Investment Income Credit Rate.

5. PARTIAL DEDUCTIBILITY OF RESERVES FOR EXPERIENCE RATING REFUNDS. The charge relating to the partial deductibility of reserves for experience rating refunds shall be the amount of such reserves reflected in the rating as of the end of the rating period, multiplied by the percentage of such reserves by which United's current deductions are reduced under Code section 832, multiplied by United's Tax Rate, multiplied by the Investment Income Credit Rate.

6. PARTIAL DEDUCTIBILITY OF RESERVES FOR UNEARNED PREMIUM. The charge relating to the partial deductibility of reserves for unearned premium shall be the amount of such reserves reflected in the ratings as of the end of the rating

                                                                  EXECUTION COPY

                                                                   EXHIBIT 7.4.2

                                 DEVELOPED MARKS

                                                                  EXECUTION COPY

                                                                   EXHIBIT 7.7.2

                                DEVELOPED SYSTEMS

                                                                  EXECUTION COPY

                                                                   EXHIBIT 9.5.2

                         VENDOR MANAGING REPRESENTATIVES

GHIP VENDOR                               MANAGING REPRESENTATIVE

Hartford Fire Insurance Company           John Minniti

Metropolitan Life Insurance Company       Joyce Ruddock

Seabury & Smith, Inc.                     Rick Sobel
                                          (Marsh & McLennan)

United HealthCare Insurance Company       Lois Quam